As filed with the Securities and Exchange Commission on April 30, 2021
Securities Act File No. 333‑208542
Investment Company Act File No. 811‑23121
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑
Pre‑Effective Amendment No.	☐
Post-Effective Amendment No. 14	☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑
Amendment No. 15	☑
(Check appropriate box or boxes.)
CLAYTON STREET TRUST
(Exact Name of Registrant as Specified in Charter)
151 Detroit Street, Denver, Colorado 80206-4805
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: 303‑333‑3863
Byron D. Hittle
151 Detroit Street
Denver, Colorado 80206-4805
(Name and Address of Agent for Service)
With Copies to:
Eric S. Purple
Stradley Ronon Stevens & Young, LLP
2000 K Street, N.W., Suite 700
Washington, District of Columbia 20006
Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
It is proposed that this filing will become effective: (check appropriate box)
☐	immediately upon filing pursuant to paragraph (b)
☑	On May 1, 2021 on pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on __________ pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

May 1, 2021

Protective Life Dynamic Allocation Series – Conservative Portfolio
Protective Life Dynamic Allocation Series – Moderate Portfolio
Protective Life Dynamic Allocation Series – Growth Portfolio

Clayton Street Trust
Prospectus

The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes three portfolios (each, a “Portfolio” and collectively, the “Portfolios”), each a separate series of Clayton Street Trust (the “Trust”). Janus Capital Management LLC (“Janus Capital”) serves as investment adviser to each Portfolio.
Each Portfolio currently offers one class of shares (the “Shares”). The Shares are offered by this Prospectus in connection with investment in and payments under variable annuity contracts issued exclusively by Protective Life Insurance Company and its affiliates (“Protective Life”).
This Prospectus contains information that variable annuity contract holders and prospective purchasers should consider in conjunction with the accompanying Protective Life separate account prospectus before allocating purchase payments or premiums to the Portfolios. Each variable annuity contract involves fees and expenses that are not described in this Prospectus. Refer to the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

1½Clayton Street Trust

PORTFOLIO SUMMARY

Protective Life Dynamic Allocation Series – Conservative Portfolio

INVESTMENT OBJECTIVE
Protective Life Dynamic Allocation Series – Conservative Portfolio (“Conservative Portfolio”) seeks total return through income and growth of capital, balanced by capital preservation.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. Owners of variable annuity contracts that invest in Shares of the Portfolio should refer to the variable annuity contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Distribution/Service (12b‑1) Fees	0.25%
Other Expenses	0.52%
Acquired Fund(1) Fees and Expenses	0.08%
Total Annual Fund Operating Expenses(2)(3)	1.25%
Fee Waiver(2)(3)	0.35%
Total Annual Fund Operating Expenses After Fee Waiver(2)(3)	0.90%

(1)
“Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested during the period. Acquired fund fees and expenses are indirect expenses the Portfolio incurs as a result of investing in shares of an underlying fund. The Portfolio’s “Total Annual Fund Operating Expenses” may not correlate to the “ratio of gross expenses to average net assets” presented in the Financial Highlights table because that ratio includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in Acquired Funds.

(2)
Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse Portfolio expenses to the extent that the Portfolio’s total annual fund operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, and extraordinary expenses) exceed 0.55% until at least May 1, 2022. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Janus Capital may recover from the Portfolio fees and expenses previously waived or reimbursed during the period beginning with the Portfolio’s commencement of operations and expiring on the third anniversary of the commencement of operations (April 7, 2019). Janus Capital may elect to recoup such amounts only if: (i) recoupment is obtained within three years from the date an amount is waived or reimbursed to the Portfolio, and (ii) the Portfolio’s expense ratio at the time of recoupment, inclusive of the recoupment amounts, does not exceed the expense limit at the time of waiver or at the time of recoupment.

(3)
Janus Capital has contractually agreed to waive and/or reimburse a portion of the Portfolio’s management fee in an amount equal to the management fee it earns as an investment adviser to any affiliated exchange traded funds (“ETFs”) with respect to the Portfolio’s investment in such affiliated ETF, less certain operating expenses. The fee waiver agreement will remain in effect through May 1, 2022. Janus Capital may not recover amounts previously waived or reimbursed that are related to investments in affiliated ETFs. The fee waiver agreement may be modified or terminated prior to this date only at the discretion of the Board of Trustees. Please see “Management Expenses” for additional information.

EXAMPLE:
The following Example is based on expenses without waivers.  The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses (including the operating expenses of the underlying funds) without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$127	$397	$686	$1,511

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Portfolio Turnover:  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 112% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Portfolio seeks to achieve its investment objective by investing in a dynamic portfolio of exchange-traded funds (“ETFs”) (also referred to in this Prospectus as “underlying ETFs”) across seven different equity asset classes, as well as intermediate- and long-duration fixed-income investments (the “Static Fixed-Income Allocation”), and an allocation to short-duration investments (the “Variable Short-Duration Allocation”), which can include cash, money market instruments and short-duration affiliated and unaffiliated underlying ETFs (“short-duration investments”). The equity asset classes and the Variable Short-Duration Allocation are adjusted weekly based on market conditions pursuant to a proprietary, quantitative-based allocation program (the “Allocation Adjustment Program”). Over the long term, and when fully invested, the Portfolio seeks to maintain an asset allocation of approximately 50% global equity investments and 50% intermediate- and long-duration fixed-income investments.
The Allocation Adjustment Program
The Allocation Adjustment Program, a proprietary methodology co‑developed by Janus Capital and Protective Life, allocates the Portfolio’s assets on a weekly basis among seven different equity asset classes, as well as the Variable Short-Duration Allocation, based on historical market indicators.
The Portfolio’s asset allocation is intended to diversify investments throughout the world among equity investments and intermediate- and long-duration fixed-income investments, and mitigate market risk by adjusting equity investments between market exposure and short-duration investments. The portfolio managers oversee the Allocation Adjustment Program and are responsible for the day‑to‑day management of the Portfolio. Within the parameters of each asset class’ allocation relative to the Portfolio’s total assets, and the target allocation ranges within each asset class, the portfolio managers review the allocation of Portfolio assets in the underlying ETFs and may, without shareholder notice, cease investing in one or more underlying ETFs, modify the underlying ETFs’ weightings or add or substitute other underlying ETFs that provide similar investment exposure, to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations.
Static Fixed-Income Allocation
The Static Fixed-Income Allocation is expected to remain constant over time, subject to market movement, and will be rebalanced to its target allocation on a quarterly basis. The Portfolio will generally obtain intermediate- and long-duration fixed-income exposure by investing in unaffiliated ETFs that provide broad exposure to the total U.S. investment-grade bond market.
At no time will an individual asset class exposure be less than zero for investment purposes (i.e., no short exposure), and generally an asset class exposure will not be greater than its maximum target allocation, except due to market movements between periodic rebalancing of the Portfolio. To the extent market movements between periodic rebalancing of the Portfolio results in an asset class exposure in excess of its maximum target allocation, the Portfolio will continue to buy and sell assets reflecting the Portfolio’s current composition as it manages purchase and redemption orders for the Portfolio, and when it implements trades directed by the weekly Allocation Adjustment Program.
The portfolio managers may change the Portfolio’s allocations among the asset classes without shareholder notice, unless Janus Capital determines it would be a material change to the Portfolio’s investment strategy, in which case shareholders would receive advance notice.
The Underlying ETFs
The Portfolio will obtain the desired market exposure by investing primarily in unaffiliated ETFs that seek to track the performance of one or more broad-based indices, using a passive investment strategy. Because it invests primarily in ETFs, the Portfolio is considered a “fund of funds.” The Portfolio will normally allocate its investments to underlying ETFs to diversify investments throughout the world and provide varying exposure to large-, mid‑, or small-capitalization companies, U.S. based and non‑U.S. based companies (including those with exposure to emerging markets), bonds (including U.S. Treasury, government-related, and corporate), mortgage-backed pass-through securities, commercial mortgage-backed securities, and asset-backed securities. As noted above, the Portfolio may invest in short-duration affiliated and unaffiliated underlying ETFs within its Variable Short-Duration Allocation to seek to mitigate market risk associated with its equity allocation.

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The table below shows, for each asset class, the ETFs in which the Portfolio, as of the date of this Prospectus, expects to invest. The portfolio managers may choose in their sole discretion, without shareholder notice, to remove, add or substitute other ETFs that provide similar investment exposure in order to obtain the desired market exposure, to further diversify and/or mitigate risk for the Portfolio, or for other reasons, including the liquidity of one or more of the ETFs.

Asset Class		Potential Underlying ETFs+
Global Equity Investments (Stocks)	Asset Class Target Allocation Within the Portfolio(1)	Exchange-Traded Funds	Ticker
U.S. Large Cap Equity	20.00%	SPDR® S&P 500® ETF# iShares® Core S&P 500 ETF* Vanguard S&P 500 ETF	SPY IVV VOO
U.S. Small Cap Equity	7.50%	iShares® Russell 2000 ETF* iShares® Core S&P Small‑Cap ETF* Vanguard Small-Cap ETF	IWM IJR VB
U.S. High Growth Equity	7.50%	Invesco QQQ TrustSM, Series 1 Invesco NASDAQ 100 ETF	QQQ QQQM
U.K. Equity	5.00%	iShares® MSCI United Kingdom ETF* Franklin FTSE United Kingdom ETF	EWU FLGB
European Equity	5.00%	SPDR® Euro Stoxx 50® ETF# Vanguard FTSE Europe ETF JPMorgan BetaBuilders Europe ETF Franklin FTSE Europe ETF	FEZ VGK BBEU FLEE
Japan Equity	2.50%	iShares® MSCI Japan ETF* Franklin FTSE Japan ETF JPMorgan BetaBuilders Japan ETF	EWJ FLJP BBJP
Asia Equity, ex‑Japan	2.50%	iShares® MSCI All Country Asia ex‑Japan ETF* Franklin FTSE Asia ex Japan ETF JPMorgan BetaBuilders Developed Asia ex‑Japan ETF	AAXJ FLAX BBAX
Intermediate- and Long-Duration Fixed-Income Investments (Bonds)	50.00%	iShares® Core U.S. Aggregate Bond ETF* Vanguard Total Bond Market ETF	AGG BND
Short-Duration Fixed-Income Investments	N/A	Janus Henderson Short-Duration Income ETF JPMorgan Ultra-Short Income ETF PIMCO Enhanced Short Maturity Active ETF Invesco Ultra Short-Duration ETF	VNLA JPST MINT GSY

(1)
Represents the target allocation to the respective asset class as a percentage of the Portfolio’s total assets plus, with respect to the equity classes, the remainder, if any, held in short-duration investments.

*	iShares® is a registered trademark of BlackRock (BlackRock, Inc. and its subsidiaries).
#	SPDR® is a registered trademark of Standard & Poor’s Financial Services LLC.
+
The investment advisers, sponsors and distributors of the Underlying ETFs, and the Underlying ETFs themselves, do not make any representations regarding the advisability of investing in any of the Underlying ETFs.

Refer to Appendix A in this Prospectus for a brief description of the investment objective and strategies of each of the potential underlying ETFs in which the Portfolio, as of the date of this Prospectus, expects to invest.
As a result of its investments in the underlying ETFs, the Portfolio will have exposure to foreign markets, including emerging markets (which include, but are not limited to, Asia, China, Europe, India, Japan, North America, and South Korea) and various economic sectors (which include, but are not limited to, consumer discretionary, consumer staples, energy, financials, healthcare, industrials, and information technology). Please refer to “Principal Investment Risks – Main Risks Associated with the Underlying ETFs and Securities” and “Additional Information About the Portfolios – Risks of the Portfolios – Risks Associated with the Underlying ETFs and Securities” in this Prospectus for more detail.
Variable Short-Duration Allocation
The Portfolio’s Variable Short-Duration Allocation may be as low as 0% or as high as 50% of its assets, depending on prevailing market conditions and the weekly results of the Allocation Adjustment Program. Under normal circumstances, the Portfolio expects the Variable Short-Duration Allocation to be comprised of or provide exposure to securities with varying maturities and

4½Protective Life Dynamic Allocation Series – Conservative Portfolio

an average duration of 2 years or less. Permissible short-duration investments include cash, money market instruments (eligible securities, as defined by Rule 2a‑7 under the Investment Company Act of 1940, as amended (the “1940 Act”)) determined by Janus Capital to present minimal credit risk, affiliated or unaffiliated money market funds and/or investments in affiliated and unaffiliated underlying ETFs that invest in a portfolio of fixed-income instruments across a broad range of sectors and geographies while maintaining a short-duration portfolio. These underlying ETFs primarily invest in investment grade debt securities including, among others, short-term instruments, such as commercial paper and repurchase agreements, mortgage-backed securities, asset-backed securities, including collateralized debt obligations, and derivatives. The underlying ETFs may also invest in high yield (or “junk”) bonds. The Portfolio’s short-duration investments may include securities of U.S. and foreign public- and private-sector issuers.
The portfolio managers’ selection of investments for the Variable Short-Duration Allocation among short-duration affiliated ETFs, short-duration unaffiliated ETFs, money market instruments and cash may be based on a variety of factors, including prevailing market conditions, to seek to enhance total return and managing risk.
The Portfolio may also invest its cash in a cash sweep program, an arrangement in which the Portfolio’s uninvested cash balance at the end of each day is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements or is used to purchase shares of affiliated or non‑affiliated money market funds or cash management pooled investment vehicles.
The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one‑third of its total assets as determined at the time of the loan origination.

PRINCIPAL INVESTMENT RISKS
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking income and growth of capital, balanced by capital preservation. Investments in a portfolio with common stock exposure tend to be more volatile than many other investment choices.
Main Risks Associated with the Portfolio
Allocation Risk.  The Portfolio’s ability to achieve its investment objective depends largely upon the Portfolio’s allocation of assets among the underlying ETFs and short-duration investments, using the Allocation Adjustment Program (a quantitative-based process that allocates equity investments between market exposure and short-duration investments, based on historical market indicators). You could lose money on your investment in the Portfolio as a result of these allocations. The Portfolio will typically invest in a range of different underlying ETFs and short-duration investments; however, to the extent that the Portfolio invests a significant portion of its assets in a single underlying ETF, it will be more sensitive to the risks associated with that underlying ETF and any investments in which that underlying ETF focuses. To the extent the Portfolio’s assets are allocated to short-duration investments, the Portfolio will be subject to risks associated with those investments, may generate returns that are lower than inflation and, in periods of rising market prices, the Portfolio may be unable to participate in such price increases as fully as it may have if its assets were allocated to the equity asset classes.
Investment Process Risk.  No assurance can be given that the Portfolio’s investment strategy will be successful under all or any market conditions. Although the Allocation Adjustment Program is designed to achieve the Portfolio’s investment objective, there is no guarantee that it will achieve the desired results, and there is a risk that it may not be successful in identifying how the Portfolio’s assets should be adjusted to reduce the risk of loss in down markets while participating in the upside growth of markets. The Allocation Adjustment Program is a quantitative, model-driven (i.e., rules-based) investment strategy that may perform differently from the market as a whole based on the factors used in the model, the weight placed on each factor, as well as changes in historical trends and market conditions. Historical performance does not indicate future performance, and the assumption that markets will continue to rise or fall based on historical market indicators may prove to be incorrect under certain market conditions. In such cases, implementing a signal from the Allocation Adjustment Program may result in maintaining or increasing market exposure (or a reduction in exposure), might not provide the intended results, and may adversely impact the Portfolio’s performance. The risk of loss may be heightened during periods of significant market volatility if the Allocation Adjustment Program is not designed to address the specific market conditions present at that time.
Fund of Funds Structure Risk.  The Portfolio pursues its investment objective by investing its assets in the underlying ETFs or short-duration investments. The allocation of the Portfolio’s assets to underlying ETFs may not be successful in achieving the Portfolio’s investment objective. There is a risk that you may experience lower returns by investing in the Portfolio instead of

5½Protective Life Dynamic Allocation Series – Conservative Portfolio

investing directly in an underlying ETF. The Portfolio’s returns are directly related to the aggregate performance and expenses of the underlying ETFs in which it invests. The Portfolio, as a shareholder in an underlying ETF, will indirectly bear its pro rata share of the expenses incurred by the underlying ETF. The Portfolio’s return will be net of these expenses, and these expenses may be higher or lower depending upon the allocation of the Portfolio’s assets among the underlying ETFs and the actual expenses of the underlying ETFs. There is additional risk for the Portfolio with respect to aggregation of holdings of underlying ETFs. The aggregation of holdings of underlying ETFs may result in the Portfolio indirectly having increased exposure to a particular industry, geographical sector, or single company. Such indirect exposure may have the effect of increasing the volatility of the Portfolio’s returns. The Portfolio does not control the investments of the underlying ETFs, or any indirect exposure that occurs as a result of the underlying ETFs following their investment objectives.
Exchange-Traded Funds Risk.   ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value (“NAV”) of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount to NAV. As a result, the Portfolio may pay more or less than NAV when it buys ETF shares, and may receive more or less than NAV when it sells those shares. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Portfolio may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Portfolio’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Trading of an underlying ETF’s shares may be halted by the activation of individual or market-wide “circuit breakers” (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of an ETF’s shares may also be halted if (1) the shares are delisted from an exchange without first being listed on another exchange or (2) exchange officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.
Affiliated Underlying Fund Risk.  Janus Capital may invest in certain underlying affiliated ETFs and money market funds (or unregistered cash management pooled investment vehicles that operate as money market funds) as investments for the Portfolio. Janus Capital will generally receive fees for managing such funds, in addition to the fees paid to Janus Capital by each Portfolio. The payment of such fees by underlying affiliated funds creates a conflict of interest when selecting underlying affiliated funds for investment in the Portfolio. Janus Capital, however, is a fiduciary to each Portfolio and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated funds. In addition, Janus Capital has contractually agreed to waive and/or reimburse a portion of the Portfolio’s management fee in an amount equal to the management fee it earns as an investment adviser to any of the affiliated ETFs with respect to the Portfolio’s investment in such ETF, less certain operating expenses.
Risks of Holding Short-Duration Investments.  To the extent the Portfolio’s assets are allocated to short-duration investments, the Portfolio may be subject to the following risks:

•
Credit Quality Risk.  The value of the securities which the Portfolio may hold may fall based on an issuer’s actual or perceived creditworthiness, or an issuer’s ability to meet its obligations. The credit quality of the Portfolio’s holdings can change rapidly in certain market environments and any downgrade or default of a portfolio security could result in a decline in the Portfolio’s income and potentially in the value of the Portfolio’s investments.

•
Counterparty Risk.  Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Portfolio may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

•
Interest Rate Risk.  An increase in interest rates may cause the value of fixed-income securities held by the Portfolio to decline. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates

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and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Variable and floating rate securities may increase or decrease in value in response to changes in interest rates, although generally to a lesser degree than fixed-income securities.

Additionally, to the extent the Portfolio purchases shares of affiliated or non‑affiliated money market funds, or cash management pooled investment vehicles, it would bear its pro rata portion of such fund’s expenses, in addition to the expenses the Portfolio bears directly in connection with its own operation.
Securities Lending Risk.  The Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
Portfolio Turnover Risk.  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark‑ups, and other transaction costs. Higher costs associated with increased portfolio turnover also may have a negative effect on the Portfolio’s performance. Due to operation of the allocation adjustment program, the Portfolio may experience higher portfolio turnover as the result of equity market volatility.
Main Risks Associated with the Underlying ETFs and Securities
The biggest risk is that the underlying ETFs’ returns will vary, and you could lose money. There can be no assurance that an underlying ETF will achieve its investment objective. Additional information is available in the underlying ETFs’ prospectuses and statements of additional information available on the SEC’s website at http://www.sec.gov.
Market Risk.  The market price of investments owned by the Portfolio or an underlying ETF may go up or down. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole, and its impact on specific securities held by the underlying ETFs will vary. Market risk may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets.
Equity Securities Risk.  Up to 50% of the Portfolio’s assets may be allocated to the equity asset classes through investments in underlying ETFs. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of an underlying ETF’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of an underlying ETF’s portfolio could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the underlying ETF holds participate.
Passive Investment Risk.  Certain of the underlying ETFs are not actively managed and therefore an underlying ETF might not sell shares of a security due to current or projected underperformance of a security, industry, or sector, unless that security is removed from the index or the selling of shares is otherwise required upon a rebalancing of the index the underlying ETF seeks to track. Maintaining investments in securities without attempting to take defensive positions, regardless of market conditions or the performance of individual securities, could cause an underlying ETF’s return to be lower than if it had employed an active strategy.
Fixed-Income Securities Risk.  Up to 50% of the Portfolio’s assets will be allocated to intermediate and long-duration fixed-income securities through investments in underlying ETFs. Additionally, up to 50% of the Portfolio’s assets may be invested in short-duration fixed-income securities, including through investments in underlying ETFs. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause an underlying ETF’s net asset value to likewise decrease. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Investments in fixed-income securities with very low or negative interest rates may diminish the underlying fund’s yield and performance. Recent and potential future changes in government monetary policy may also affect the level of interest rates. The underlying fund may be subject to heightened interest rate risk in times of monetary policy change and uncertainty, such as

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when the Federal Reserve Board ends a quantitative easing program and/or raises interest rates. The end of quantitative easing and/or rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain investments. These developments could cause the underlying fund’s net asset value to fluctuate or make it more difficult for the underlying fund to accurately value its securities. Fixed-income securities are also subject to credit risk, income risk, call risk, prepayment risk, extension risk, valuation risk, and liquidity risk.

•
Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.

•
Income risk is the risk that an underlying ETF’s income may decline when interest rates fall, or when there is a change in an underlying ETF’s investments because (i) the bonds in the underlying ETF’s portfolio mature and it subsequently invests in lower-yielding bonds, (ii) the bonds in the ETF’s underlying index are substituted, or (iii) the underlying ETF otherwise needs to purchase additional bonds.

•
Call risk is the risk that during periods of falling interest rates, an issuer of a callable bond held by an underlying ETF may “call” or repay the security before its stated maturity, and the underlying ETF may have to reinvest the proceeds at lower interest rates, resulting in a decline in the underlying ETF’s income.

•
Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments.

•
Extension risk is the risk that during periods of rising interest rates, certain debt obligations may be paid off more slowly than expected and the value of those securities may fall sharply, resulting in a decline in an underlying ETF’s income and potentially in the value of an underlying ETF’s investments.

•
Valuation risk is the risk that one or more of the fixed-income securities in which an underlying ETF invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult.

•
Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that an underlying ETF seeks to sell. Liquidity risk may be increased to the extent that an underlying ETF invests in restricted securities.

High-Yield/High-Risk Bonds.  A high-yield/high-risk bond (also called a “junk” bond) is a bond rated below investment grade by major rating agencies such as S&P Global Ratings (“Standard & Poor’s”), Fitch, Inc. (“Fitch”), and Moody’s Investors Service, Inc. (“Moody’s”) or is an unrated bond of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market is considered to be speculative in nature and can experience sudden and sharp price swings.
Derivatives Risk.  Derivatives, such as swaps, forwards, futures, and options, involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost and can therefore involve leverage. Leverage may cause an underlying ETF to be more volatile than if it had not used leverage. Because most derivatives are not currently eligible to be transferred in‑kind, an underlying ETF may be subject to increased liquidity risk to the extent its derivative positions become less liquid. Derivatives also involve the risk that the counterparty to the derivative transaction will default on its payment obligations. While use of derivatives to hedge can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the portfolio managers or if the cost of the derivative outweighs the benefit of the hedge. The risks associated with derivatives may be heightened when they are used to enhance an underlying ETF’s return rather than solely for hedging purposes. Changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
Sovereign Debt Risk.  An underlying ETF may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered relatively low risk. However, investments in foreign sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and

8½Protective Life Dynamic Allocation Series – Conservative Portfolio

the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the underlying ETF may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the underlying ETF invests in foreign sovereign debt it may be subject to currency risk.
Foreign Exposure Risk.  Certain underlying ETFs may have significant exposure to foreign markets, including emerging markets, as a result of their investments in foreign securities, which can be more volatile than the U.S. markets. As a result, an underlying ETF’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing, natural disaster or epidemic in one or more countries or regions where an underlying ETF has invested a significant amount of its assets may have a greater effect on an underlying ETF’s performance than it would in a more geographically diversified portfolio. An underlying ETF’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Risk of Investing in Europe.  Certain underlying ETFs may have significant exposure to European markets. Developed and emerging market countries in Europe will be significantly affected by the fiscal and monetary controls of the European Monetary Union. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro, and recessions among European countries may have a significant adverse effect on the economies of other European countries including those of Eastern Europe. The markets in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments.
Risk of Investing in the United Kingdom.  Certain underlying ETFs may have significant exposure to the United Kingdom. Investments in British issuers may subject an underlying ETF to regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic health of the United States and other European countries.
Brexit Risk.  The risk of investing in British or European companies may be heightened due to the withdrawal of the United Kingdom from the EU (commonly known as “Brexit”). The negative impact of Brexit on the United Kingdom and European economies could potentially result in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. While certain measures have been or may be proposed or introduced, at the EU level or at the member state level, which are designed to minimize disruption in the financial markets, it is not currently possible to determine whether such measures would achieve their intended effects. To the extent that an underlying ETF has exposure to British or European markets or to transactions tied to the value of the pound sterling or euro, these events could negatively affect the value and liquidity of an underlying ETF’s investments.
Focus Risk.  To the extent that an underlying ETF’s investments are focused in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class, the underlying ETF may be susceptible to an increased risk of loss, including losses due to adverse events that affect the underlying ETF’s investments more than the market as a whole.
Large-Capitalization Companies Risk.  Certain underlying ETFs’ investments in securities issued by large-capitalization companies will be subject to the risk that returns on stocks of large companies could trail the returns on investments in stocks of small- and mid‑sized companies. Large‑cap stocks tend to go through cycles of doing better – or worse – than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.
Small- and Mid‑Sized Companies Risk.  Certain underlying ETFs’ investments in securities issued by small- and mid‑sized companies, which can include smaller, start‑up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid‑sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies.
Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Mortgage- and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage- and

9½Protective Life Dynamic Allocation Series – Conservative Portfolio

asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce an underlying ETF’s and, indirectly, the Portfolio’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.
Illiquid Investments Risk.  To the extent the Portfolio or underlying ETF invests in illiquid investments or investments that become less liquid, such investments may have a negative effect on the returns of the Portfolio or underlying ETF because the Portfolio or underlying ETF may be unable to sell the illiquid investments at an advantageous time or price.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Portfolio’s average annual returns for the periods indicated to a broad-based securities market index and a style specific index. The indices are not available for direct investment. All figures assume reinvestment of dividends and distributions.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at https://janushenderson.com/clayton-street-trust or by calling 1‑800‑668‑0434.
Protective Life Dynamic Allocation Series – Conservative Portfolio

Annual Total Returns (calendar year‑end)

Best Quarter: 4th Quarter 2020 7.31% Worst Quarter: 1st Quarter 2020 –9.80%

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	Since Inception 4/7/2016
Protective Life Dynamic Allocation Series – Conservative Portfolio
Protective Life Dynamic Allocation Series – Conservative Portfolio	3.50%	5.50%
MSCI All Country World IndexSM (reflects no deduction for expenses, fees or taxes, except foreign withholding taxes)	16.25%	13.35%
Protective Life Conservative Allocation Index (reflects no deduction for expenses, fees or taxes)	12.64%	8.85%

10½Protective Life Dynamic Allocation Series – Conservative Portfolio

The Portfolio’s primary benchmark index is the MSCI All Country World IndexSM. The Portfolio’s secondary benchmark index is the Protective Life Conservative Allocation Index. The indices are described below.

•
The MSCI All Country World IndexSM is an unmanaged, free float-adjusted, market capitalization weighted index composed of stock companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

•
The Protective Life Conservative Allocation Index is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (50%) and the Bloomberg Barclays U.S. Aggregate Bond Index (50%). The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based measure of the U.S. investment grade fixed-rate debt market.

MANAGEMENT
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  Benjamin Wang, CFA, is Co‑Portfolio Manager of the Portfolio, which he has co‑managed since inception. Scott M. Weiner, DPhil, is Co‑Portfolio Manager of the Portfolio, which he has co‑managed since inception.
Zoey Zhu, CFA, is Co‑Portfolio Manager of the Portfolio, which she has co‑managed since May 2020.

PURCHASE AND SALE OF PORTFOLIO SHARES
Purchases of Shares of the Portfolio may be made only by the separate accounts of Protective Life for the purpose of funding variable annuity contracts. Redemptions, like purchases, may be effected only through the separate accounts of Protective Life. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to Protective Life’s separate account prospectus for details.

TAX INFORMATION
Because Shares of the Portfolio may be purchased only through variable annuity contracts, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable annuity contract. Generally, withdrawals from such contracts may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty. The federal income tax status of your investment depends on the features of your variable annuity contract. Further information may be found in Protective Life’s separate account prospectus.

PAYMENTS TO INSURERS, BROKER‑DEALERS, AND OTHER FINANCIAL INTERMEDIARIES
Shares of the Portfolio are only available through Protective Life’s variable annuity contracts. The Portfolio or its distributor (and/or their related companies) may make payments to Protective Life and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in Protective Life’s decision to include the Portfolio as an underlying investment option in a variable annuity contract. Ask your financial advisor, visit Protective Life’s website, or consult your variable annuity contract prospectus for more information.

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PORTFOLIO SUMMARY

Protective Life Dynamic Allocation Series – Moderate Portfolio

INVESTMENT OBJECTIVE
Protective Life Dynamic Allocation Series – Moderate Portfolio (“Moderate Portfolio”) seeks total return through growth of capital and income, balanced by capital preservation.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. Owners of variable annuity contracts that invest in Shares of the Portfolio should refer to the variable annuity contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Distribution/Service (12b‑1) Fees	0.25%
Other Expenses	0.30%
Acquired Fund(1) Fees and Expenses	0.09%
Total Annual Fund Operating Expenses(2)(3)	1.04%
Fee Waiver(2)(3)	0.14%
Total Annual Fund Operating Expenses After Fee Waiver(2)(3)	0.90%

(1)
“Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested during the period. Acquired fund fees and expenses are indirect expenses the Portfolio incurs as a result of investing in shares of an underlying fund. The Portfolio’s “Total Annual Fund Operating Expenses” may not correlate to the “ratio of gross expenses to average net assets” presented in the Financial Highlights table because that ratio includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in Acquired Funds.

(2)
Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse Portfolio expenses to the extent that the Portfolio’s total annual fund operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, and extraordinary expenses) exceed 0.55% until at least May 1, 2022. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Janus Capital may recover from the Portfolio fees and expenses previously waived or reimbursed during the period beginning with the Portfolio’s commencement of operations and expiring on the third anniversary of the commencement of operations (April 7, 2019). Janus Capital may elect to recoup such amounts only if: (i) recoupment is obtained within three years from the date an amount is waived or reimbursed to the Portfolio, and (ii) the Portfolio’s expense ratio at the time of recoupment, inclusive of the recoupment amounts, does not exceed the expense limit at the time of waiver or at the time of recoupment.

(3)
Janus Capital has contractually agreed to waive and/or reimburse a portion of the Portfolio’s management fee in an amount equal to the management fee it earns as an investment adviser to any affiliated exchange traded funds (“ETFs”) with respect to the Portfolio’s investment in such affiliated ETF, less certain operating expenses. The fee waiver agreement will remain in effect through May 1, 2022. Janus Capital may not recover amounts previously waived or reimbursed that are related to investments in affiliated ETFs. The fee waiver agreement may be modified or terminated prior to this date only at the discretion of the Board of Trustees. Please see “Management Expenses” for additional information.

EXAMPLE:
The following Example is based on expenses without waivers.  The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses (including the operating expenses of the underlying funds) without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$106	$331	$574	$1,271

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Portfolio Turnover:  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 127% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Portfolio seeks to achieve its investment objective by investing in a dynamic portfolio of exchange-traded funds (“ETFs”) (also referred to in this Prospectus as “underlying ETFs”) across seven different equity asset classes, as well as intermediate- and long-duration fixed-income investments (the “Static Fixed-Income Allocation”), and an allocation to short-duration investments (the “Variable Short-Duration Allocation”), which can include cash, money market instruments and short-duration affiliated and unaffiliated underlying ETFs (“short-duration investments”). The equity asset classes and the Variable Short-Duration Allocation are adjusted weekly based on market conditions pursuant to a proprietary, quantitative-based allocation program (the “Allocation Adjustment Program”). Over the long term, and when fully invested, the Portfolio seeks to maintain an asset allocation of approximately 65% global equity investments and 35% intermediate- and long-duration fixed-income investments.
The Allocation Adjustment Program
The Allocation Adjustment Program, a proprietary methodology co‑developed by Janus Capital and Protective Life, allocates the Portfolio’s assets on a weekly basis among seven different equity asset classes, as well as the Variable Short-Duration Allocation, based on historical market indicators.
The Portfolio’s asset allocation is intended to diversify investments throughout the world among equity investments and intermediate- and long-duration fixed-income investments, and mitigate market risk by adjusting equity investments between market exposure and short-duration investments. The portfolio managers oversee the Allocation Adjustment Program and are responsible for the day‑to‑day management of the Portfolio. Within the parameters of each asset class’ allocation relative to the Portfolio’s total assets, and the target allocation ranges within each asset class, the portfolio managers review the allocation of Portfolio assets in the underlying ETFs and may, without shareholder notice, cease investing in one or more underlying ETFs, modify the underlying ETFs’ weightings or add or substitute other underlying ETFs that provide similar investment exposure, to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations.
Static Fixed-Income Allocation
The Static Fixed-Income Allocation is expected to remain constant over time, subject to market movement, and will be rebalanced to its target allocation on a quarterly basis. The Portfolio will generally obtain intermediate- and long-duration fixed‑income exposure by investing in unaffiliated ETFs that provide broad exposure to the total U.S. investment-grade bond market.
At no time will an individual asset class exposure be less than zero for investment purposes (i.e., no short exposure), and generally an asset class exposure will not be greater than its maximum target allocation, except due to market movements between periodic rebalancing of the Portfolio. To the extent market movements between periodic rebalancing of the Portfolio results in an asset class exposure in excess of its maximum target allocation, the Portfolio will continue to buy and sell assets reflecting the Portfolio’s current composition as it manages purchase and redemption orders for the Portfolio, and when it implements trades directed by the weekly Allocation Adjustment Program.
The portfolio managers may change the Portfolio’s allocations among the asset classes without shareholder notice, unless Janus Capital determines it would be a material change to the Portfolio’s investment strategy, in which case shareholders would receive advance notice.
The Underlying ETFs
The Portfolio will obtain the desired market exposure by investing primarily in unaffiliated ETFs that seek to track the performance of one or more broad-based indices, using a passive investment strategy. Because it invests primarily in ETFs, the Portfolio is considered a “fund of funds.” The Portfolio will normally allocate its investments to underlying ETFs to diversify investments throughout the world and provide varying exposure to large-, mid‑, or small-capitalization companies, U.S. based and non‑U.S. based companies (including those with exposure to emerging markets), bonds (including U.S. Treasury, government-related, and corporate), mortgage-backed pass-through securities, commercial mortgage-backed securities, and asset-backed securities. As noted above, the Portfolio may invest in short-duration affiliated and unaffiliated underlying ETFs within its Variable Short-Duration Allocation to seek to mitigate market risk associated with its equity allocation.

13½Protective Life Dynamic Allocation Series – Moderate Portfolio

The table below shows, for each asset class, the ETFs in which the Portfolio, as of the date of this Prospectus, expects to invest. The portfolio managers may choose in their sole discretion, without shareholder notice, to remove, add or substitute other ETFs that provide similar investment exposure in order to obtain the desired market exposure, to further diversify and/or mitigate risk for the Portfolio, or for other reasons, including the liquidity of one or more of the ETFs.

Asset Class		Potential Underlying ETFs+
Global Equity Investments (Stocks)	Asset Class Target Allocation Within the Portfolio(1)	Exchange-Traded Funds	Ticker
U.S. Large Cap Equity	26.00%	SPDR® S&P 500® ETF# iShares® Core S&P 500 ETF* Vanguard S&P 500 ETF	SPY IVV VOO
U.S. Small Cap Equity	9.75%	iShares® Russell 2000 ETF* iShares® Core S&P Small‑Cap ETF* Vanguard Small-Cap ETF	IWM IJR VB
U.S. High Growth Equity	9.75%	Invesco QQQ TrustSM, Series 1 Invesco NASDAQ 100 ETF	QQQ QQQM
U.K. Equity	6.50%	iShares® MSCI United Kingdom ETF* Franklin FTSE United Kingdom ETF	EWU FLGB
European Equity	6.50%	SPDR® Euro Stoxx 50® ETF# Vanguard FTSE Europe ETF JPMorgan BetaBuilders Europe ETF Franklin FTSE Europe ETF	FEZ VGK BBEU FLEE
Japan Equity	3.25%	iShares® MSCI Japan ETF* Franklin FTSE Japan ETF JPMorgan BetaBuilders Japan ETF	EWJ FLJP BBJP
Asia Equity, ex‑Japan	3.25%	iShares® MSCI All Country Asia ex‑Japan ETF* Franklin FTSE Asia ex Japan ETF JPMorgan BetaBuilders Developed Asia ex‑Japan ETF	AAXJ FLAX BBAX
Intermediate- and Long-Duration Fixed-Income Investments (Bonds)	35.00%	iShares® Core U.S. Aggregate Bond ETF* Vanguard Total Bond Market ETF	AGG BND
Short-Duration Fixed-Income Investments	N/A	Janus Henderson Short-Duration Income ETF JPMorgan Ultra-Short Income ETF PIMCO Enhanced Short Maturity Active ETF Invesco Ultra Short-Duration ETF	VNLA JPST MINT GSY

(1)
Represents the target allocation to the respective asset class as a percentage of the Portfolio’s total assets plus, with respect to the equity classes, the remainder, if any, held in short-duration investments.

*	iShares® is a registered trademark of BlackRock (BlackRock, Inc. and its subsidiaries).
#	SPDR® is a registered trademark of Standard & Poor’s Financial Services LLC.
+
The investment advisers, sponsors and distributors of the Underlying ETFs, and the Underlying ETFs themselves, do not make any representations regarding the advisability of investing in any of the Underlying ETFs.

Refer to Appendix A in this Prospectus for a brief description of the investment objective and strategies of each of the potential underlying ETFs in which the Portfolio, as of the date of this Prospectus, expects to invest.
As a result of its investments in the underlying ETFs, the Portfolio will have exposure to foreign markets, including emerging markets (which include, but are not limited to, Asia, China, Europe, India, Japan, North America, and South Korea) and various economic sectors (which include, but are not limited to, consumer discretionary, consumer staples, energy, financials, healthcare, industrials, and information technology). Please refer to “Principal Investment Risks – Main Risks Associated with the Underlying ETFs and Securities” and “Additional Information About the Portfolios – Risks of the Portfolios – Risks Associated with the Underlying ETFs and Securities” in this Prospectus for more detail.
Variable Short-Duration Allocation
The Portfolio’s Variable Short-Duration Allocation may be as low as 0% or as high as 65% of its assets, depending on prevailing market conditions and the weekly results of the Allocation Adjustment Program. Under normal circumstances, the Portfolio expects the Variable Short-Duration Allocation to be comprised of or provide exposure to securities with varying maturities and an average duration of 2 years or less. Permissible short-duration investments include cash, money market instruments (eligible securities, as defined by Rule 2a‑7 under the Investment Company Act of 1940, as amended (the “1940 Act”)) determined by Janus Capital to

14½Protective Life Dynamic Allocation Series – Moderate Portfolio

present minimal credit risk, affiliated or unaffiliated money market funds and/or investments in affiliated and unaffiliated underlying ETFs that invest in a portfolio of fixed-income instruments across a broad range of sectors and geographies while maintaining a short-duration portfolio. These underlying ETFs primarily invest in investment grade debt securities including, among others, short-term instruments, such as commercial paper and repurchase agreements, mortgage‑backed securities, asset-backed securities, including collateralized debt obligations, and derivatives. The underlying ETFs may also invest in high yield (or “junk”) bonds. The Portfolio’s short-duration investments may include securities of U.S. and foreign public- and private-sector issuers.
The portfolio managers’ selection of investments for the Variable Short-Duration Allocation among short-duration affiliated ETFs, short-duration unaffiliated ETFs, money market instruments and cash may be based on a variety of factors, including prevailing market conditions, to seek to enhance total return and managing risk.
The Portfolio may also invest its cash in a cash sweep program, an arrangement in which the Portfolio’s uninvested cash balance at the end of each day is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements or is used to purchase shares of affiliated or non‑affiliated money market funds or cash management pooled investment vehicles.
The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one‑third of its total assets as determined at the time of the loan origination.

PRINCIPAL INVESTMENT RISKS
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking growth of capital and income, balanced by capital preservation. Investments in a portfolio with common stock exposure tend to be more volatile than many other investment choices.
Main Risks Associated with the Portfolio
Allocation Risk.  The Portfolio’s ability to achieve its investment objective depends largely upon the Portfolio’s allocation of assets among the underlying ETFs and short-duration investments, using the Allocation Adjustment Program (a quantitative-based process that allocates equity investments between market exposure and short-duration investments, based on historical market indicators). You could lose money on your investment in the Portfolio as a result of these allocations. The Portfolio will typically invest in a range of different underlying ETFs and short-duration investments; however, to the extent that the Portfolio invests a significant portion of its assets in a single underlying ETF, it will be more sensitive to the risks associated with that underlying ETF and any investments in which that underlying ETF focuses. To the extent the Portfolio’s assets are allocated to short-duration investments, the Portfolio will be subject to risks associated with those investments, may generate returns that are lower than inflation and, in periods of rising market prices, the Portfolio may be unable to participate in such price increases as fully as it may have if its assets were allocated to the equity asset classes.
Investment Process Risk.  No assurance can be given that the Portfolio’s investment strategy will be successful under all or any market conditions. Although the Allocation Adjustment Program is designed to achieve the Portfolio’s investment objective, there is no guarantee that it will achieve the desired results, and there is a risk that it may not be successful in identifying how the Portfolio’s assets should be adjusted to reduce the risk of loss in down markets while participating in the upside growth of markets. The Allocation Adjustment Program is a quantitative, model-driven (i.e., rules-based) investment strategy that may perform differently from the market as a whole based on the factors used in the model, the weight placed on each factor, as well as changes in historical trends and market conditions. Historical performance does not indicate future performance, and the assumption that markets will continue to rise or fall based on historical market indicators may prove to be incorrect under certain market conditions. In such cases, implementing a signal from the Allocation Adjustment Program may result in maintaining or increasing market exposure (or a reduction in exposure), might not provide the intended results, and may adversely impact the Portfolio’s performance. The risk of loss may be heightened during periods of significant market volatility if the Allocation Adjustment Program is not designed to address the specific market conditions present at that time.
Fund of Funds Structure Risk.  The Portfolio pursues its investment objective by investing its assets in the underlying ETFs or short-duration investments. The allocation of the Portfolio’s assets to underlying ETFs may not be successful in achieving the Portfolio’s investment objective. There is a risk that you may experience lower returns by investing in the Portfolio instead of investing directly in an underlying ETF. The Portfolio’s returns are directly related to the aggregate performance and expenses of the underlying ETFs in which it invests. The Portfolio, as a shareholder in an underlying ETF, will indirectly bear its pro rata share of the expenses incurred by the underlying ETF. The Portfolio’s return will be net of these expenses, and these expenses may be higher or lower depending upon the allocation of the Portfolio’s assets among the underlying ETFs and the actual expenses of the underlying ETFs. There is additional risk for the Portfolio with respect to aggregation of holdings of underlying

15½Protective Life Dynamic Allocation Series – Moderate Portfolio

ETFs. The aggregation of holdings of underlying ETFs may result in the Portfolio indirectly having increased exposure to a particular industry, geographical sector, or single company. Such indirect exposure may have the effect of increasing the volatility of the Portfolio’s returns. The Portfolio does not control the investments of the underlying ETFs, or any indirect exposure that occurs as a result of the underlying ETFs following their investment objectives.
Exchange-Traded Funds Risk.  ETFs are typically open‑end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value (“NAV”) of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount to NAV. As a result, the Portfolio may pay more or less than NAV when it buys ETF shares, and may receive more or less than NAV when it sells those shares. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Portfolio may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Portfolio’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Trading of an underlying ETF’s shares may be halted by the activation of individual or market-wide “circuit breakers” (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of an ETF’s shares may also be halted if (1) the shares are delisted from an exchange without first being listed on another exchange or (2) exchange officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.
Affiliated Underlying Fund Risk.  Janus Capital may invest in certain underlying affiliated ETFs and money market funds (or unregistered cash management pooled investment vehicles that operate as money market funds) as investments for the Portfolio. Janus Capital will generally receive fees for managing such funds, in addition to the fees paid to Janus Capital by each Portfolio. The payment of such fees by underlying affiliated funds creates a conflict of interest when selecting underlying affiliated funds for investment in the Portfolio. Janus Capital, however, is a fiduciary to each Portfolio and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated funds. In addition, Janus Capital has contractually agreed to waive and/or reimburse a portion of the Portfolio’s management fee in an amount equal to the management fee it earns as an investment adviser to any of the affiliated ETFs with respect to the Portfolio’s investment in such ETF, less certain operating expenses.
Risks of Holding Short-Duration Investments.  To the extent the Portfolio’s assets are allocated to short-duration investments, the Portfolio may be subject to the following risks:

•
Credit Quality Risk.  The value of the securities which the Portfolio may hold may fall based on an issuer’s actual or perceived creditworthiness, or an issuer’s ability to meet its obligations. The credit quality of the Portfolio’s holdings can change rapidly in certain market environments and any downgrade or default of a portfolio security could result in a decline in the Portfolio’s income and potentially in the value of the Portfolio’s investments.

•
Counterparty Risk.  Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Portfolio may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

•
Interest Rate Risk.   An increase in interest rates may cause the value of fixed-income securities held by the Portfolio to decline. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Variable and floating rate securities may increase or decrease in value in response to changes in interest rates, although generally to a lesser degree than fixed-income securities.

Additionally, to the extent the Portfolio purchases shares of affiliated or non‑affiliated money market funds, or cash management pooled investment vehicles, it would bear its pro rata portion of such fund’s expenses, in addition to the expenses the Portfolio bears directly in connection with its own operation.

16½Protective Life Dynamic Allocation Series – Moderate Portfolio

Securities Lending Risk.  The Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
Portfolio Turnover Risk.  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark‑ups, and other transaction costs. Higher costs associated with increased portfolio turnover also may have a negative effect on the Portfolio’s performance. Due to operation of the allocation adjustment program, the Portfolio may experience higher portfolio turnover as the result of equity market volatility.
Main Risks Associated with the Underlying ETFs and Securities
The biggest risk is that the underlying ETFs’ returns will vary, and you could lose money. There can be no assurance that an underlying ETF will achieve its investment objective. Additional information is available in the underlying ETFs’ prospectuses and statements of additional information available on the SEC’s website at http://www.sec.gov.
Market Risk.  The market price of investments owned by the Portfolio or an underlying ETF may go up or down. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole, and its impact on specific securities held by the underlying ETFs will vary. Market risk may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets.
Equity Securities Risk.  Up to 65% of the Portfolio’s assets may be allocated to the equity asset classes through investments in underlying ETFs. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of an underlying ETF’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of an underlying ETF’s portfolio could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the underlying ETF holds participate.
Passive Investment Risk.  Certain of the underlying ETFs are not actively managed and therefore an underlying ETF might not sell shares of a security due to current or projected underperformance of a security, industry, or sector, unless that security is removed from the index or the selling of shares is otherwise required upon a rebalancing of the index the underlying ETF seeks to track. Maintaining investments in securities without attempting to take defensive positions, regardless of market conditions or the performance of individual securities, could cause an underlying ETF’s return to be lower than if it had employed an active strategy.
Fixed-Income Securities Risk.  Up to 35% of the Portfolio’s assets may be allocated to intermediate and long-duration fixed-income securities through investments in underlying ETFs. Additionally, up to 65% of the Portfolio’s assets may be invested in short-duration fixed-income securities, including through investments in underlying ETFs. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause an underlying ETF’s net asset value to likewise decrease. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Investments in fixed-income securities with very low or negative interest rates may diminish the underlying fund’s yield and performance. Recent and potential future changes in government monetary policy may also affect the level of interest rates. The underlying fund may be subject to heightened interest rate risk in times of monetary policy change and uncertainty, such as when the Federal Reserve Board ends a quantitative easing program and/or raises interest rates. The end of quantitative easing and/or rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain investments. These developments could cause the underlying fund’s net asset value to fluctuate or make it more difficult for the underlying fund to accurately value its securities. Fixed-income securities are also subject to credit risk, income risk, call risk, prepayment risk, extension risk, valuation risk, and liquidity risk.

•
Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.

17½Protective Life Dynamic Allocation Series – Moderate Portfolio

•
Income risk is the risk that an underlying ETF’s income may decline when interest rates fall, or when there is a change in an underlying ETF’s investments because (i) the bonds in the underlying ETF’s portfolio mature and it subsequently invests in lower-yielding bonds, (ii) the bonds in the ETF’s underlying index are substituted, or (iii) the underlying ETF otherwise needs to purchase additional bonds.

•
Call risk is the risk that during periods of falling interest rates, an issuer of a callable bond held by an underlying ETF may “call” or repay the security before its stated maturity, and the underlying ETF may have to reinvest the proceeds at lower interest rates, resulting in a decline in the underlying ETF’s income.

•
Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments.

•
Extension risk is the risk that during periods of rising interest rates, certain debt obligations may be paid off more slowly than expected and the value of those securities may fall sharply, resulting in a decline in an underlying ETF’s income and potentially in the value of an underlying ETF’s investments.

•
Valuation risk is the risk that one or more of the fixed-income securities in which an underlying ETF invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult.

•
Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that an underlying ETF seeks to sell. Liquidity risk may be increased to the extent that an underlying ETF invests in restricted securities.

High-Yield/High-Risk Bonds.  A high-yield/high-risk bond (also called a “junk” bond) is a bond rated below investment grade by major rating agencies such as S&P Global Ratings (“Standard & Poor’s”), Fitch, Inc. (“Fitch”), and Moody’s Investors Service, Inc. (“Moody’s”) or is an unrated bond of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market is considered to be speculative in nature and can experience sudden and sharp price swings.
Derivatives Risk.  Derivatives, such as swaps, forwards, futures, and options, involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost and can therefore involve leverage. Leverage may cause an underlying ETF to be more volatile than if it had not used leverage. Because most derivatives are not currently eligible to be transferred in‑kind, an underlying ETF may be subject to increased liquidity risk to the extent its derivative positions become less liquid. Derivatives also involve the risk that the counterparty to the derivative transaction will default on its payment obligations. While use of derivatives to hedge can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the portfolio managers or if the cost of the derivative outweighs the benefit of the hedge. The risks associated with derivatives may be heightened when they are used to enhance an underlying ETF’s return rather than solely for hedging purposes. Changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
Sovereign Debt Risk.  An underlying ETF may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered relatively low risk. However, investments in foreign sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the underlying ETF may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the underlying ETF invests in foreign sovereign debt it may be subject to currency risk.
Foreign Exposure Risk.  Certain underlying ETFs may have significant exposure to foreign markets, including emerging markets, as a result of their investments in foreign securities, which can be more volatile than the U.S. markets. As a result, an underlying ETF’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or

18½Protective Life Dynamic Allocation Series – Moderate Portfolio

political or economic conditions in a particular country. A market swing, natural disaster or epidemic in one or more countries or regions where an underlying ETF has invested a significant amount of its assets may have a greater effect on an underlying ETF’s performance than it would in a more geographically diversified portfolio. An underlying ETF’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Risk of Investing in Europe.  Certain underlying ETFs may have significant exposure to European markets. Developed and emerging market countries in Europe will be significantly affected by the fiscal and monetary controls of the European Monetary Union. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro, and recessions among European countries may have a significant adverse effect on the economies of other European countries including those of Eastern Europe. The markets in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments.
Risk of Investing in the United Kingdom.  Certain underlying ETFs may have significant exposure to the United Kingdom. Investments in British issuers may subject an underlying ETF to regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic health of the United States and other European countries.
Brexit Risk.  The risk of investing in British or European companies may be heightened due to the withdrawal of the United Kingdom from the EU (commonly known as “Brexit”). The negative impact of Brexit on the United Kingdom and European economies could potentially result in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. While certain measures have been or may be proposed or introduced, at the EU level or at the member state level, which are designed to minimize disruption in the financial markets, it is not currently possible to determine whether such measures would achieve their intended effects. To the extent that an underlying ETF has exposure to British or European markets or to transactions tied to the value of the pound sterling or euro, these events could negatively affect the value and liquidity of an underlying ETF’s investments.
Focus Risk.  To the extent that an underlying ETF’s investments are focused in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class, the underlying ETF may be susceptible to an increased risk of loss, including losses due to adverse events that affect the underlying ETF’s investments more than the market as a whole.
Large-Capitalization Companies Risk.  Certain underlying ETFs’ investments in securities issued by large-capitalization companies will be subject to the risk that returns on stocks of large companies could trail the returns on investments in stocks of small- and mid‑sized companies. Large‑cap stocks tend to go through cycles of doing better – or worse – than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.
Small- and Mid‑Sized Companies Risk.  Certain underlying ETFs’ investments in securities issued by small- and mid‑sized companies, which can include smaller, start‑up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid‑sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies.
Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Mortgage- and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce an underlying ETF’s and, indirectly, the Portfolio’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

19½Protective Life Dynamic Allocation Series – Moderate Portfolio

Illiquid Investments Risk.  To the extent the Portfolio or underlying ETF invests in illiquid investments or investments that become less liquid, such investments may have a negative effect on the returns of the Portfolio or underlying ETF because the Portfolio or underlying ETF may be unable to sell the illiquid investments at an advantageous time or price.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Portfolio’s average annual returns for the periods indicated to a broad-based securities market index and a style specific index. The indices are not available for direct investment. All figures assume reinvestment of dividends and distributions.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at https://janushenderson.com/clayton-street-trust or by calling 1‑800‑668‑0434.
Protective Life Dynamic Allocation Series – Moderate Portfolio

Annual Total Returns (calendar year‑end)

Best Quarter: 4th Quarter 2020 9.26% Worst Quarter: 1st Quarter 2020 –13.73%

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	Since Inception 4/7/2016
Protective Life Dynamic Allocation Series – Moderate Portfolio
Protective Life Dynamic Allocation Series – Moderate Portfolio	2.01%	6.14%
MSCI All Country World IndexSM (reflects no deduction for expenses, fees or taxes, except foreign withholding taxes)	16.25%	13.35%
Protective Life Moderate Allocation Index (reflects no deduction for expenses, fees or taxes)	13.90%	10.25%
The Portfolio’s primary benchmark index is the MSCI All Country World IndexSM. The Portfolio’s secondary benchmark index is the Protective Life Moderate Allocation Index. The indices are described below.

•
The MSCI All Country World IndexSM is an unmanaged, free float-adjusted, market capitalization weighted index composed of stock companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

•
The Protective Life Moderate Allocation Index is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (65%) and the Bloomberg Barclays U.S. Aggregate Bond Index (35%). The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based measure of the U.S. investment grade fixed-rate debt market.

20½Protective Life Dynamic Allocation Series – Moderate Portfolio

MANAGEMENT
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  Benjamin Wang, CFA, is Co‑Portfolio Manager of the Portfolio, which he has co‑managed since inception. Scott M. Weiner, DPhil, is Co‑Portfolio Manager of the Portfolio, which he has co‑managed since inception. Zoey Zhu, CFA, is Co‑Portfolio Manager of the Portfolio, which she has co‑managed since May 2020.

PURCHASE AND SALE OF PORTFOLIO SHARES
Purchases of Shares of the Portfolio may be made only by the separate accounts of Protective Life for the purpose of funding variable annuity contracts. Redemptions, like purchases, may be effected only through the separate accounts of Protective Life. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to Protective Life’s separate account prospectus for details.

TAX INFORMATION
Because Shares of the Portfolio may be purchased only through variable annuity contracts, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable annuity contract. Generally, withdrawals from such contracts may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty. The federal income tax status of your investment depends on the features of your variable annuity contract. Further information may be found in Protective Life’s separate account prospectus.

PAYMENTS TO INSURERS, BROKER‑DEALERS, AND OTHER FINANCIAL INTERMEDIARIES
Shares of the Portfolio are only available through Protective Life’s variable annuity contracts. The Portfolio or its distributor (and/or their related companies) may make payments to Protective Life and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in Protective Life’s decision to include the Portfolio as an underlying investment option in a variable annuity contract. Ask your financial advisor, visit Protective Life’s website, or consult your variable annuity contract prospectus for more information.

21½Protective Life Dynamic Allocation Series – Moderate Portfolio

PORTFOLIO SUMMARY

Protective Life Dynamic Allocation Series – Growth Portfolio

INVESTMENT OBJECTIVE
Protective Life Dynamic Allocation Series – Growth Portfolio (“Growth Portfolio”) seeks total return through growth of capital, balanced by capital preservation.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. Owners of variable annuity contracts that invest in Shares of the Portfolio should refer to the variable annuity contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Distribution/Service (12b‑1) Fees	0.25%
Other Expenses	0.40%
Acquired Fund(1) Fees and Expenses	0.12%
Total Annual Fund Operating Expenses(2)(3)	1.17%
Fee Waiver(2)(3)	0.27%
Total Annual Fund Operating Expenses After Fee Waiver(2)(3)	0.90%

(1)
“Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested during the period. Acquired fund fees and expenses are indirect expenses the Portfolio incurs as a result of investing in shares of an underlying fund. The Portfolio’s “Total Annual Fund Operating Expenses” may not correlate to the “ratio of gross expenses to average net assets” presented in the Financial Highlights table because that ratio includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in Acquired Funds.

(2)
Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse Portfolio expenses to the extent that the Portfolio’s total annual fund operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, and extraordinary expenses) exceed 0.55% until at least May 1, 2022. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Janus Capital may recover from the Portfolio fees and expenses previously waived or reimbursed during the period beginning with the Portfolio’s commencement of operations and expiring on the third anniversary of the commencement of operations (April 7, 2019). Janus Capital may elect to recoup such amounts only if: (i) recoupment is obtained within three years from the date an amount is waived or reimbursed to the Portfolio, and (ii) the Portfolio’s expense ratio at the time of recoupment, inclusive of the recoupment amounts, does not exceed the expense limit at the time of waiver or at the time of recoupment.

(3)
Janus Capital has contractually agreed to waive and/or reimburse a portion of the Portfolio’s management fee in an amount equal to the management fee it earns as an investment adviser to any affiliated exchange traded funds (“ETFs”) with respect to the Portfolio’s investment in such affiliated ETF, less certain operating expenses. The fee waiver agreement will remain in effect through May 1, 2022. Janus Capital may not recover amounts previously waived or reimbursed that are related to investments in affiliated ETFs. The fee waiver agreement may be modified or terminated prior to this date only at the discretion of the Board of Trustees. Please see “Management Expenses” for additional information.

EXAMPLE:
The following Example is based on expenses without waivers.  The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses (including the operating expenses of the underlying funds) without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$119	$372	$644	$1,420

22½Protective Life Dynamic Allocation Series – Growth Portfolio

Portfolio Turnover:  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 217% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Portfolio seeks to achieve its investment objective by investing in a dynamic portfolio of exchange-traded funds (“ETFs”) (also referred to in this Prospectus as “underlying ETFs”) across seven different equity asset classes and an allocation to short-duration investments (the “Variable Short-Duration Allocation”) which can include cash, money market instruments and short-duration affiliated and unaffiliated underlying ETFs (“short-duration investments”). The equity asset classes and the Variable Short-Duration Allocation are adjusted weekly based on market conditions pursuant to a proprietary, quantitative-based allocation program (the “Allocation Adjustment Program”). Over the long term, and when fully invested, the Portfolio seeks to maintain an asset allocation of approximately 100% global equity investments, which includes specific targeted allocations to large-, mid‑, or small-capitalization companies, U.S. based and non‑U.S. based companies (including those with exposure to emerging markets).
The Allocation Adjustment Program
The Allocation Adjustment Program, a proprietary methodology co‑developed by Janus Capital and Protective Life, allocates the Portfolio’s assets on a weekly basis among seven different equity asset classes and the Variable Short-Duration Allocation, based on historical market indicators.
The Portfolio’s asset allocation is intended to diversify investments throughout the world among equity investments and mitigate market risk by adjusting equity investments between market exposure and short-duration investments. The portfolio managers oversee the Allocation Adjustment Program and are responsible for the day‑to‑day management of the Portfolio. Within the parameters of each asset class’ allocation relative to the Portfolio’s total assets, and the target allocation ranges within each asset class, the portfolio managers review the allocation of Portfolio assets in the underlying ETFs and may, without shareholder notice, cease investing in one or more underlying ETFs, modify the underlying ETFs’ weightings or add or substitute other underlying ETFs that provide similar investment exposure, to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations.
At no time will an individual asset class exposure be less than zero for investment purposes (i.e., no short exposure), and generally an asset class exposure will not be greater than its maximum target allocation, except due to market movements between periodic rebalancing of the Portfolio. To the extent market movements between periodic rebalancing of the Portfolio results in an asset class exposure in excess of its maximum target allocation, the Portfolio will continue to buy and sell assets reflecting the Portfolio’s current composition as it manages purchase and redemption orders for the Portfolio, and when it implements trades directed by the weekly Allocation Adjustment Program.
The portfolio managers may change the Portfolio’s allocations among the asset classes without shareholder notice, unless Janus Capital determines it would be a material change to the Portfolio’s investment strategy, in which case shareholders would receive advance notice.
The Underlying ETFs
The Portfolio will obtain the desired market exposure by investing primarily in unaffiliated ETFs that seek to track the performance of one or more broad-based indices, using a passive investment strategy. Because it invests primarily in ETFs, the Portfolio is considered a “fund of funds.” The Portfolio will normally allocate its investments to underlying ETFs to diversify investments throughout the world and provide varying exposure to large-, mid‑, or small-capitalization companies, U.S. based and non‑U.S. based companies (including those with exposure to emerging markets). As noted above, the Portfolio may invest in short-duration affiliated and unaffiliated underlying ETFs within its Variable Short-Duration Allocation to seek to mitigate market risk associated with its equity allocation.
The table below shows, for each asset class, the ETFs in which the Portfolio, as of the date of this Prospectus, expects to invest. The portfolio managers may choose in their sole discretion, without shareholder notice, to remove, add or substitute other ETFs that provide similar investment exposure in order to obtain the desired market exposure, to further diversify and/or mitigate risk for the Portfolio, or for other reasons, including the liquidity of one or more of the ETFs.

23½Protective Life Dynamic Allocation Series – Growth Portfolio

Asset Class		Potential Underlying ETFs+
Global Equity Investments (Stocks)	Asset Class Target Allocation Within the Portfolio(1)	Exchange-Traded Funds	Ticker
U.S. Large Cap Equity	40.00%	SPDR® S&P 500® ETF# iShares® Core S&P 500 ETF* Vanguard S&P 500 ETF	SPY IVV VOO
U.S. Small Cap Equity	15.00%	iShares® Russell 2000 ETF* iShares® Core S&P Small‑Cap ETF* Vanguard Small-Cap ETF	IWM IJR VB
U.S. High Growth Equity	15.00%	Invesco QQQ TrustSM, Series 1 Invesco NASDAQ 100 ETF	QQQ QQQM
U.K. Equity	10.00%	iShares® MSCI United Kingdom ETF* Franklin FTSE United Kingdom ETF	EWU FLGB
European Equity	10.00%	SPDR® Euro Stoxx 50® ETF# Vanguard FTSE Europe ETF JPMorgan BetaBuilders Europe ETF Franklin FTSE Europe ETF	FEZ VGK BBEU FLEE
Japan Equity	5.00%	iShares® MSCI Japan ETF* Franklin FTSE Japan ETF JPMorgan BetaBuilders Japan ETF	EWJ FLJP BBJP
Asia Equity, ex‑Japan	5.00%	iShares® MSCI All Country Asia ex‑Japan ETF* Franklin FTSE Asia ex Japan ETF JPMorgan BetaBuilders Developed Asia ex‑Japan ETF	AAXJ FLAX BBAX
Intermediate- and Long-Duration Fixed-Income Investments (Bonds)	N/A	iShares® Core U.S. Aggregate Bond ETF* Vanguard Total Bond Market ETF	AGG BND
Short-Duration Fixed-Income Investments	N/A	Janus Henderson Short-Duration Income ETF JPMorgan Ultra-Short Income ETF PIMCO Enhanced Short Maturity Active ETF Invesco Ultra Short-Duration ETF	VNLA JPST MINT GSY

(1)
Represents the target allocation to the respective asset class as a percentage of the Portfolio’s total assets plus, with respect to the equity classes, the remainder, if any, held in short-duration investments.

*	iShares® is a registered trademark of BlackRock (BlackRock, Inc. and its subsidiaries).
#	SPDR® is a registered trademark of Standard & Poor’s Financial Services LLC.
+
The investment advisers, sponsors and distributors of the Underlying ETFs, and the Underlying ETFs themselves, do not make any representations regarding the advisability of investing in any of the Underlying ETFs.

Refer to Appendix A in this Prospectus for a brief description of the investment objective and strategies of each of the potential underlying ETFs in which the Portfolio, as of the date of this Prospectus, expects to invest.
As a result of its investments in the underlying ETFs, the Portfolio will have exposure to foreign markets, including emerging markets (which include, but are not limited to, Asia, China, Europe, India, Japan, North America, and South Korea) and various economic sectors (which include, but are not limited to, consumer discretionary, consumer staples, energy, financials, healthcare, industrials, and information technology). Please refer to “Principal Investment Risks – Main Risks Associated with the Underlying ETFs and Securities” and “Additional Information About the Portfolios – Risks of the Portfolios – Risks Associated with the Underlying ETFs and Securities” in this Prospectus for more detail.
Variable Short-Duration Allocation
The Portfolio’s Variable Short-Duration Allocation may be as low as 0% or as high as 100% of its assets, depending on prevailing market conditions and the weekly results of the Allocation Adjustment Program. Under normal circumstances, the Portfolio expects the Variable Short-Duration Allocation to be comprised of or provide exposure to securities with varying maturities and an average duration of 2 years or less. Permissible short-duration investments include cash, money market instruments (eligible securities, as defined by Rule 2a‑7 under the Investment Company Act of 1940, as amended (the “1940 Act”)) determined by Janus Capital to present minimal credit risk, affiliated or unaffiliated money market funds and/or investments in affiliated and unaffiliated underlying ETFs that invest in a portfolio of fixed-income instruments across a broad range of sectors and

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geographies while maintaining a short-duration portfolio. These underlying ETFs primarily invest in investment grade debt securities including, among others, short-term instruments, such as commercial paper and repurchase agreements, mortgage‑backed securities, asset-backed securities, including collateralized debt obligations, and derivatives. The underlying ETFs may also invest in high yield (or “junk”) bonds. The Portfolio’s short-duration investments may include securities of U.S. and foreign public- and private-sector issuers.
The portfolio managers’ selection of investments for the Variable Short-Duration Allocation among short-duration affiliated ETFs, short-duration unaffiliated ETFs, money market instruments and cash may be based on a variety of factors, including prevailing market conditions, to seek to enhance total return and managing risk.
The Portfolio may also invest its cash in a cash sweep program, an arrangement in which the Portfolio’s uninvested cash balance at the end of each day is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements or is used to purchase shares of affiliated or non‑affiliated money market funds or cash management pooled investment vehicles.
The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one‑third of its total assets as determined at the time of the loan origination.

PRINCIPAL INVESTMENT RISKS
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking growth of capital, balanced by capital preservation. Investments in a portfolio with common stock exposure tend to be more volatile than many other investment choices.
Main Risks Associated with the Portfolio
Allocation Risk.  The Portfolio’s ability to achieve its investment objective depends largely upon the Portfolio’s allocation of assets among the underlying ETFs and short-duration investments, using the Allocation Adjustment Program (a quantitative-based process that allocates equity investments between market exposure and short-duration investments, based on historical market indicators). You could lose money on your investment in the Portfolio as a result of these allocations. The Portfolio will typically invest in a range of different underlying ETFs and short-duration investments; however, to the extent that the Portfolio invests a significant portion of its assets in a single underlying ETF, it will be more sensitive to the risks associated with that underlying ETF and any investments in which that underlying ETF focuses. To the extent the Portfolio’s assets are allocated to short-duration investments, the Portfolio will be subject to risks associated with those investments, may generate returns that are lower than inflation and, in periods of rising market prices, the Portfolio may be unable to participate in such price increases as fully as it may have if its assets were allocated to the equity asset classes.
Investment Process Risk.  No assurance can be given that the Portfolio’s investment strategy will be successful under all or any market conditions. Although the Allocation Adjustment Program is designed to achieve the Portfolio’s investment objective, there is no guarantee that it will achieve the desired results, and there is a risk that it may not be successful in identifying how the Portfolio’s assets should be adjusted to reduce the risk of loss in down markets while participating in the upside growth of markets. The Allocation Adjustment Program is a quantitative, model-driven (i.e., rules-based) investment strategy that may perform differently from the market as a whole based on the factors used in the model, the weight placed on each factor, as well as changes in historical trends and market conditions. Historical performance does not indicate future performance, and the assumption that markets will continue to rise or fall based on historical market indicators may prove to be incorrect under certain market conditions. In such cases, implementing a signal from the Allocation Adjustment Program may result in maintaining or increasing market exposure (or a reduction in exposure), might not provide the intended results, and may adversely impact the Portfolio’s performance. The risk of loss may be heightened during periods of significant market volatility if the Allocation Adjustment Program is not designed to address the specific market conditions present at that time.
Fund of Funds Structure Risk.  The Portfolio pursues its investment objective by investing its assets in the underlying ETFs or short-duration investments. The allocation of the Portfolio’s assets to underlying ETFs may not be successful in achieving the Portfolio’s investment objective. There is a risk that you may experience lower returns by investing in the Portfolio instead of investing directly in an underlying ETF. The Portfolio’s returns are directly related to the aggregate performance and expenses of the underlying ETFs in which it invests. The Portfolio, as a shareholder in an underlying ETF, will indirectly bear its pro rata share of the expenses incurred by the underlying ETF. The Portfolio’s return will be net of these expenses, and these expenses may be higher or lower depending upon the allocation of the Portfolio’s assets among the underlying ETFs and the actual

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expenses of the underlying ETFs. There is additional risk for the Portfolio with respect to aggregation of holdings of underlying ETFs. The aggregation of holdings of underlying ETFs may result in the Portfolio indirectly having increased exposure to a particular industry, geographical sector, or single company. Such indirect exposure may have the effect of increasing the volatility of the Portfolio’s returns. The Portfolio does not control the investments of the underlying ETFs, or any indirect exposure that occurs as a result of the underlying ETFs following their investment objectives.
Exchange-Traded Funds Risk.  ETFs are typically open‑end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value (“NAV”) of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount to NAV. As a result, the Portfolio may pay more or less than NAV when it buys ETF shares, and may receive more or less than NAV when it sells those shares. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Portfolio may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Portfolio’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Trading of an underlying ETF’s shares may be halted by the activation of individual or market-wide “circuit breakers” (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of an ETF’s shares may also be halted if (1) the shares are delisted from an exchange without first being listed on another exchange or (2) exchange officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.
Affiliated Underlying Fund Risk.  Janus Capital may invest in certain underlying affiliated ETFs and money market funds (or unregistered cash management pooled investment vehicles that operate as money market funds) as investments for the Portfolio. Janus Capital will generally receive fees for managing such funds, in addition to the fees paid to Janus Capital by each Portfolio. The payment of such fees by underlying affiliated funds creates a conflict of interest when selecting underlying affiliated funds for investment in the Portfolio. Janus Capital, however, is a fiduciary to each Portfolio and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated funds. In addition, Janus Capital has contractually agreed to waive and/or reimburse a portion of the Portfolio’s management fee in an amount equal to the management fee it earns as an investment adviser to any of the affiliated ETFs with respect to the Portfolio’s investment in such ETF, less certain operating expenses.
Risks of Holding Short-Duration Investments.  To the extent the Portfolio’s assets are allocated to short-duration investments, the Portfolio may be subject to the following risks:

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Credit Quality Risk.  The value of the securities which the Portfolio may hold may fall based on an issuer’s actual or perceived creditworthiness, or an issuer’s ability to meet its obligations. The credit quality of the Portfolio’s holdings can change rapidly in certain market environments and any downgrade or default of a portfolio security could result in a decline in the Portfolio’s income and potentially in the value of the Portfolio’s investments.

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Counterparty Risk.  Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Portfolio may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

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Interest Rate Risk.  An increase in interest rates may cause the value of fixed-income securities held by the Portfolio to decline. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Variable and floating rate securities may increase or decrease in value in response to changes in interest rates, although generally to a lesser degree than fixed-income securities.

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Additionally, to the extent the Portfolio purchases shares of affiliated or non‑affiliated money market funds, or cash management pooled investment vehicles, it would bear its pro rata portion of such fund’s expenses, in addition to the expenses the Portfolio bears directly in connection with its own operation.
Securities Lending Risk.  The Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
Portfolio Turnover Risk.  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark‑ups, and other transaction costs. Higher costs associated with increased portfolio turnover also may have a negative effect on the Portfolio’s performance. Due to operation of the allocation adjustment program, the Portfolio may experience higher portfolio turnover as the result of equity market volatility.
Main Risks Associated with the Underlying ETFs and Securities
The biggest risk is that the underlying ETFs’ returns will vary, and you could lose money. There can be no assurance that an underlying ETF will achieve its investment objective. Additional information is available in the underlying ETFs’ prospectuses and statements of additional information available on the SEC’s website at http://www.sec.gov.
Market Risk.  The market price of investments owned by the Portfolio or an underlying ETF may go up or down. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole, and its impact on specific securities held by the underlying ETFs will vary. Market risk may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets.
Equity Securities Risk.  Up to 100% of the Portfolio’s assets may be allocated to equity investments through investments in underlying ETFs. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of an underlying ETF’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of an underlying ETF’s portfolio could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the underlying ETF holds participate.
Passive Investment Risk.  Certain of the underlying ETFs are not actively managed and therefore an underlying ETF might not sell shares of a security due to current or projected underperformance of a security, industry, or sector, unless that security is removed from the index or the selling of shares is otherwise required upon a rebalancing of the index the underlying ETF seeks to track. Maintaining investments in securities without attempting to take defensive positions, regardless of market conditions or the performance of individual securities, could cause an underlying ETF’s return to be lower than if it had employed an active strategy.
Fixed-Income Securities Risk.  Up to 100% of the Portfolio’s assets may be invested in short-duration fixed-income securities, including through investments in underlying ETFs. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause an underlying ETF’s net asset value to likewise decrease. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Investments in fixed-income securities with very low or negative interest rates may diminish the underlying fund’s yield and performance. Recent and potential future changes in government monetary policy may also affect the level of interest rates. The underlying fund may be subject to heightened interest rate risk in times of monetary policy change and uncertainty, such as when the Federal Reserve Board ends a quantitative easing program and/or raises interest rates. The end of quantitative easing and/or rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain investments. These developments could cause the underlying fund’s net asset value to fluctuate or make it more difficult for the underlying fund to

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accurately value its securities. Fixed-income securities are also subject to credit risk, income risk, call risk, prepayment risk, extension risk, valuation risk, and liquidity risk.

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Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.

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Income risk is the risk that an underlying ETF’s income may decline when interest rates fall, or when there is a change in an underlying ETF’s investments because (i) the bonds in the underlying ETF’s portfolio mature and it subsequently invests in lower-yielding bonds, (ii) the bonds in the ETF’s underlying index are substituted, or (iii) the underlying ETF otherwise needs to purchase additional bonds.

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Call risk is the risk that during periods of falling interest rates, an issuer of a callable bond held by an underlying ETF may “call” or repay the security before its stated maturity, and the underlying ETF may have to reinvest the proceeds at lower interest rates, resulting in a decline in the underlying ETF’s income.

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Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments.

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Extension risk is the risk that during periods of rising interest rates, certain debt obligations may be paid off more slowly than expected and the value of those securities may fall sharply, resulting in a decline in an underlying ETF’s income and potentially in the value of an underlying ETF’s investments.

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Valuation risk is the risk that one or more of the fixed-income securities in which an underlying ETF invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult.

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Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that an underlying ETF seeks to sell. Liquidity risk may be increased to the extent that an underlying ETF invests in restricted securities.

High-Yield/High-Risk Bonds.  A high-yield/high-risk bond (also called a “junk” bond) is a bond rated below investment grade by major rating agencies such as S&P Global Ratings (“Standard & Poor’s”), Fitch, Inc. (“Fitch”), and Moody’s Investors Service, Inc. (“Moody’s”) or is an unrated bond of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market is considered to be speculative in nature and can experience sudden and sharp price swings.
Derivatives Risk.  Derivatives, such as swaps, forwards, futures, and options, involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost and can therefore involve leverage. Leverage may cause an underlying ETF to be more volatile than if it had not used leverage. Because most derivatives are not currently eligible to be transferred in‑kind, an underlying ETF may be subject to increased liquidity risk to the extent its derivative positions become less liquid. Derivatives also involve the risk that the counterparty to the derivative transaction will default on its payment obligations. While use of derivatives to hedge can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the portfolio managers or if the cost of the derivative outweighs the benefit of the hedge. The risks associated with derivatives may be heightened when they are used to enhance an underlying ETF’s return rather than solely for hedging purposes. Changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
Foreign Exposure Risk.  Certain underlying ETFs may have significant exposure to foreign markets, including emerging markets, as a result of their investments in foreign securities, which can be more volatile than the U.S. markets. As a result, an underlying ETF’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing, natural disaster or epidemic in one or more countries or regions where an underlying ETF has invested a significant amount of its assets may have a greater effect on an underlying ETF’s performance than it would in a more geographically diversified portfolio. An underlying ETF’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

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Risk of Investing in Europe.  Certain underlying ETFs may have significant exposure to European markets. Developed and emerging market countries in Europe will be significantly affected by the fiscal and monetary controls of the European Monetary Union. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro, and recessions among European countries may have a significant adverse effect on the economies of other European countries including those of Eastern Europe. The markets in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments.
Risk of Investing in Japan.  The Japanese economy may be subject to considerable degrees of economic, political, and social instability, which could have a negative impact on Japanese securities. Since the year 2000, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons, and tsunamis, which could negatively affect an underlying ETF’s investment.
Risk of Investing in Asia.  Investments in securities of issuers in certain Asian countries involve risks that are specific to Asia, including certain legal, regulatory, political, and economic risks. Certain Asian countries have experienced expropriation and/or nationalization of assets, confiscatory taxation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. Some economies in this region are dependent on a range of commodities, and are strongly affected by international commodity prices and particularly vulnerable to price changes for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade and economic conditions in other countries can impact these economies.
Risk of Investing in the United Kingdom.  Certain underlying ETFs may have significant exposure to the United Kingdom. Investments in British issuers may subject an underlying ETF to regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic health of the United States and other European countries.
Brexit Risk.  The risk of investing in British or European companies may be heightened due to the withdrawal of the United Kingdom from the EU (commonly known as “Brexit”). The negative impact of Brexit on the United Kingdom and European economies could potentially result in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. While certain measures have been or may be proposed or introduced, at the EU level or at the member state level, which are designed to minimize disruption in the financial markets, it is not currently possible to determine whether such measures would achieve their intended effects. To the extent that an underlying ETF has exposure to British or European markets or to transactions tied to the value of the pound sterling or euro, these events could negatively affect the value and liquidity of an underlying ETF’s investments.
Focus Risk.  To the extent that an underlying ETF’s investments are focused in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class, the underlying ETF may be susceptible to an increased risk of loss, including losses due to adverse events that affect the underlying ETF’s investments more than the market as a whole.
Large-Capitalization Companies Risk.  Certain underlying ETFs’ investments in securities issued by large-capitalization companies will be subject to the risk that returns on stocks of large companies could trail the returns on investments in stocks of small- and mid‑sized companies. Large‑cap stocks tend to go through cycles of doing better – or worse – than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.
Small- and Mid‑Sized Companies Risk.  Certain underlying ETFs’ investments in securities issued by small- and mid‑sized companies, which can include smaller, start‑up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid‑sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies.

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Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Mortgage- and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce an underlying ETF’s and, indirectly, the Portfolio’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.
Illiquid Investments Risk.  To the extent the Portfolio or underlying ETF invests in illiquid investments or investments that become less liquid, such investments may have a negative effect on the returns of the Portfolio or underlying ETF because the Portfolio or underlying ETF may be unable to sell the illiquid investments at an advantageous time or price.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Portfolio’s average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment. All figures assume reinvestment of dividends and distributions.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at https://janushenderson.com/clayton-street-trust or by calling 1‑800‑668‑0434.
Protective Life Dynamic Allocation Series – Growth Portfolio

Annual Total Returns (calendar year‑end)

Best Quarter: 4th Quarter 2020 14.10% Worst Quarter: 1st Quarter 2020 –22.82%

Average Annual Total Returns (periods ended 12/31/20)
	1 Year	Since Inception 4/7/2016
Protective Life Dynamic Allocation Series – Growth Portfolio
Protective Life Dynamic Allocation Series – Growth Portfolio	–2.15%	7.21%
MSCI All Country World IndexSM (reflects no deduction for expenses, fees or taxes, except foreign withholding taxes)	16.25%	13.35%
The Portfolio’s primary benchmark index is the MSCI All Country World IndexSM. The index is described below.

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The MSCI All Country World IndexSM is an unmanaged, free float-adjusted, market capitalization weighted index composed of stock companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

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MANAGEMENT
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers: Benjamin Wang, CFA, is Co‑Portfolio Manager of the Portfolio, which he has co‑managed since inception. Scott M. Weiner, DPhil, is Co‑Portfolio Manager of the Portfolio, which he has co‑managed since inception.
Zoey Zhu, CFA, is Co‑Portfolio Manager of the Portfolio, which she has co‑managed since May 2020.

PURCHASE AND SALE OF PORTFOLIO SHARES
Purchases of Shares of the Portfolio may be made only by the separate accounts of Protective Life for the purpose of funding variable annuity contracts. Redemptions, like purchases, may be effected only through the separate accounts of Protective Life. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to Protective Life’s separate account prospectus for details.

TAX INFORMATION
Because Shares of the Portfolio may be purchased only through variable annuity contracts, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable annuity contract. Generally, withdrawals from such contracts may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty. The federal income tax status of your investment depends on the features of your variable annuity contract. Further information may be found in Protective Life’s separate account prospectus.

PAYMENTS TO INSURERS, BROKER‑DEALERS, AND OTHER FINANCIAL INTERMEDIARIES
Shares of the Portfolio are only available through Protective Life’s variable annuity contracts. The Portfolio or its distributor (and/or their related companies) may make payments to Protective Life and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in Protective Life’s decision to include the Portfolio as an underlying investment option in a variable annuity contract. Ask your financial advisor, visit Protective Life’s website, or consult your variable annuity contract prospectus for more information.

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ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

FEES AND EXPENSES
Each Portfolio, as a shareholder in the underlying ETFs, will also indirectly bear its pro rata share of the expenses incurred by the underlying ETFs. Each Portfolio’s returns are net of these expenses. Expenses may be higher or lower depending upon the allocation of each Portfolio’s assets among the underlying ETFs and the actual expenses of the underlying ETFs.
Please refer to the following important information when reviewing the “Fees and Expenses of the Portfolio” table in each Portfolio Summary of the Prospectus. The fees and expenses shown were determined based on average net assets as of the fiscal year ended December 31, 2020.

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“Annual Fund Operating Expenses” are paid out of a Portfolio’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, order processing and other shareholder services. You do not pay these fees directly but, as the Example in each Portfolio Summary shows, these costs are borne indirectly by all shareholders.

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The “Management Fee” is the investment advisory fee rate paid by each Portfolio to Janus Capital. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).

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“Distribution/Service (12b‑1) Fees.” Because 12b‑1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

•	“Other Expenses”
°
include an administrative services fee of 0.10% of the average daily net assets of each Portfolio, to compensate Protective Life for providing recordkeeping, subaccounting, order processing, and other administrative services to shareholders.

°	may include reimbursement to Janus Services LLC (“Janus Services”), the Portfolios’ transfer agent, of its out‑of‑pocket costs for serving as transfer agent.

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“Acquired Fund Fees and Expenses” are indirect expenses the Portfolios incur as a result of investing in shares of an underlying fund. “Acquired Fund” refers to any underlying fund (including, but not limited to, business development companies and exchange traded funds) in which a Portfolio invests or has invested during the period. If such fees are less than 0.01% they will be included in the Portfolio’s “Other Expenses.”

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Janus Capital has contractually agreed to waive and/or reimburse each Portfolio’s “Total Annual Fund Operating Expenses” to a certain limit until at least May 1, 2022. The expense limit is described in the “Management Expenses” section of this Prospectus.

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Janus Capital has also contractually agreed to waive and/or reimburse a portion of each Portfolio’s management fee in an amount equal to the management fee it earns as an investment adviser to any of the affiliated ETFs with respect to the Portfolio’s investments in such ETF, less certain operating expenses. This expense limit is described in the “Management Expenses” section of this Prospectus.

ADDITIONAL INVESTMENT STRATEGIES AND GENERAL PORTFOLIO POLICIES
This Prospectus provides information about the Portfolios, a group of mutual funds that invest in affiliated and unaffiliated ETFs, cash and/or money market instruments. Because they invest primarily in ETFs, each Portfolio is considered a “fund of funds.” The term “fund of funds” is used to describe a registered investment company that pursues its investment objective by investing primarily in other investment companies, rather than in individual stocks or bonds. A fund of funds bears its own direct expenses in addition to bearing a proportionate share of the expenses charged by the underlying ETFs in which it invests. Each Portfolio is best suited for long-term investors.
The Portfolios’ Board of Trustees (“Trustees”) may change each Portfolio’s investment objective or non‑fundamental principal investment strategies without a shareholder vote. A Portfolio will notify you in writing at least 60 days, or as soon as practicable, before making any such change it considers material. If there is a material change to a Portfolio’s investment objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will achieve its investment objective.
This section takes a closer look at the Portfolios’ principal investment strategies, as well as certain risks of investing in the Portfolios. Some of these strategies and policies may be part of a principal strategy, describing Portfolio Summary items in more

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detail. Other strategies and policies, not previously discussed, are not considered principal strategies, but may be utilized to a lesser extent. Please carefully review the “Risks of the Portfolios” section of this Prospectus for a discussion of risks associated with certain investment techniques.
The Portfolios offer three choices for different investment styles. Because investors’ risk tolerances, investment goals, investment time horizons, and financial circumstances may be different, Conservative Portfolio and Moderate Portfolio each offer differing strategies that seek to attain total return through capital appreciation and income, balanced by capital preservation. Growth Portfolio offers a strategy that seeks to attain total return through growth of capital, balanced by capital preservation. The allocation among global equity asset classes, intermediate- and long-duration fixed-income investments (if any) (the “Static Fixed-Income Allocation”), and short-duration investments (the “Variable Short-Duration Allocation”), in each Portfolio reflects its greater or lesser emphasis on pursuing growth of capital versus income or preservation of capital.
Each Portfolio intends to invest in a dynamic portfolio of underlying ETFs, to pursue a target allocation of global equity and, with respect to Conservative Portfolio and Moderate Portfolio, intermediate- and long-duration fixed-income market exposure. Each Portfolio may also invest in short-duration investments. Each Portfolio intends to employ a quantitative-based investment strategy in which equity allocations will be adjusted weekly, based on market conditions, pursuant to the Allocation Adjustment Program, described further below.
The Allocation Adjustment Program
The Allocation Adjustment Program, a proprietary methodology co‑developed by Janus Capital and Protective Life, allocates each Portfolio’s assets on a weekly basis among various different equity asset classes and the Variable Short-Duration Allocation, based on historical market indicators. Each Portfolio’s asset allocation is intended to diversify investments throughout the world among equity investments and seeks to mitigate market risk by adjusting equity investments between market exposure and the Variable Short-Duration Allocation, based on historical market indicators. Each of Conservative Portfolio’s and Moderate Portfolio’s Static Fixed-Income Allocation is expected to remain constant over time, subject to market movements. The portfolio managers oversee the Allocation Adjustment Program and are responsible for the day‑to‑day management of the Portfolios. Within the parameters of each asset class’ allocation relative to a Portfolio’s total assets, and the target allocation ranges within each asset class, the portfolio managers review the allocation of Portfolio assets in the underlying ETFs and may, without shareholder notice, cease investing in one or more underlying ETFs, modify the underlying ETFs’ weightings or add or substitute other underlying ETFs that provide similar investment exposure, to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations.
In allocating among ETFs in a particular asset class, the portfolio managers will consider a number of factors, the primary of which is liquidity. The following table summarizes the management process:

Action	Normal Frequency
Review/rebalance Portfolio allocations within each equity asset class	Weekly
Rebalance across asset class allocations	Every Calendar Quarter
Review allocation policy	Every Calendar Quarter
The following table indicates each Portfolio’s long-term, fully-invested target asset allocation, which is how each Portfolio’s investments generally will be allocated among the asset classes under full investment, as well as the approximate ranges, based on market conditions, within which each Portfolio’s assets may be allocated.

	Conservative Portfolio	Moderate Portfolio	Growth Portfolio
Long-Term Target Asset Allocation
Global Equity Investments	50%	65%	100%
Intermediate- and Long-Duration Fixed-Income Investments	50%	35%	0%
Short-Duration Fixed-Income Investments	0%	0%	0%
Approximate Asset Allocation Range
Global Equity Investments	0%‑50%	0%‑65%	0%‑100%
Intermediate- and Long-Duration Fixed-Income Investments	50%	35%	0%
Short-Duration Fixed-Income Investments	0%‑50%	0%‑65%	0%‑100%

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Equity and Variable Short-Duration Allocations.  The equity and Variable Short-Duration allocations are adjusted weekly, as needed, based on historical market indicators (a 252‑day moving average for each equity class, as discussed further below), subject to the respective asset class’ allocation. Accordingly, in any given week, each equity asset class component will represent the combined allocation to such equity investments plus short-duration investments, if any. Within each equity asset class, the amount invested by a Portfolio to gain or maintain market exposure versus the amount to be held in short-duration investments depends on the market indicator as established by the Allocation Adjustment Program. The Variable Short-Duration Allocation is described in further detail below.
Static Fixed-Income Allocation (Conservative Portfolio and Moderate Portfolio only).  The Static Fixed-Income Allocation is expected to remain constant over time, subject to market movement, and will be rebalanced to its target allocation on a quarterly basis. Conservative Portfolio and Moderate Portfolio will generally obtain intermediate- and long-duration fixed-income exposure by investing in unaffiliated ETFs that provide broad exposure to the total U.S. investment-grade bond market. The credit quality of the Portfolios’ Static Fixed Income Allocation will generally reflect the average credit quality of the underlying ETFs providing the fixed-income exposure.
Market Indicators.  The Allocation Adjustment Program compares the current valuation of an equity asset class compared to a 252‑day moving average. If the current valuation of a given equity asset class is more than 2% below the 252‑day moving average, the Allocation Adjustment Program signals the portfolio managers to move to the next lower target allocation, down to a minimum of 0%. If the valuation of a given equity asset class is between 98% and 100% of the 252‑day moving average, the Allocation Adjustment Program will signal no change. If the current valuation of a given equity asset class is above the 252‑day moving average by any amount, the Allocation Adjustment Program signals the portfolio managers to move to the next higher target allocation, up to the maximum target allocation for that equity class. Under normal circumstances, trade signals from the Allocation Adjustment Program will be implemented in a Portfolio on the next business day.
Trading Increments.  The Allocation Adjustment Program allows for five different target allocations within each equity asset class: 0%, 25%, 50%, 75%, and 100%. The target reflects the desired allocation to equity, with the remainder held in short-duration investments. The target allocation for each of the equity asset classes at the outset is 100%.
The table below shows, for each asset class, the class’ target allocation within each Portfolio, the approximate range of potential market exposure within the asset class, and the approximate trading increment upon a trade signal. Each figure is shown as a percentage of the respective Portfolio’s total assets.

Conservative Portfolio
Asset Class	Asset Class Target Allocation Within the Portfolio(1)	Approximate Range of Market Exposure Within the Asset Class	Approximate Trading Increment(2)
U.S. Large Cap Equity	20.00%	0%‑20.00%	5.00%
U.S. Small Cap Equity	7.50%	0%‑7.50%	1.88%
U.S. High Growth Equity	7.50%	0%‑7.50%	1.88%
U.K. Equity	5.00%	0%‑5.00%	1.25%
European Equity	5.00%	0%‑5.00%	1.25%
Japan Equity	2.50%	0%‑2.50%	0.63%
Asia Equity, ex‑Japan	2.50%	0%‑2.50%	0.63%
Global Equity Total	50.00%	0%‑50.00%	N/A
Intermediate- and Long-Duration Fixed-Income Investments	50.00%	50.00%	N/A
Short-Duration Fixed-Income Investments	N/A	0%‑50.00%	N/A

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Moderate Portfolio
Asset Class	Asset Class Target Allocation Within the Portfolio(1)	Approximate Range of Market Exposure Within the Asset Class	Approximate Trading Increment(2)
U.S. Large Cap Equity	26.00%	0%‑26.00%	6.50%
U.S. Small Cap Equity	9.75%	0%‑9.75%	2.44%
U.S. High Growth Equity	9.75%	0%‑9.75%	2.44%
U.K. Equity	6.50%	0%‑6.50%	1.63%
European Equity	6.50%	0%‑6.50%	1.63%
Japan Equity	3.25%	0%‑3.25%	0.81%
Asia Equity, ex‑Japan	3.25%	0%‑3.25%	0.81%
Global Equity Total	65.00%	0%‑65.00%	N/A
Intermediate- and Long-Duration Fixed-Income Investments	35.00%	35.00%	N/A
Short-Duration Fixed-Income Investments	N/A	0%‑65.00%	N/A

Growth Portfolio
Asset Class	Asset Class Target Allocation Within the Portfolio(1)	Approximate Range of Market Exposure Within the Asset Class	Approximate Trading Increment(2)
U.S. Large Cap Equity	40.00%	0%‑40.00%	10.00%
U.S. Small Cap Equity	15.00%	0%‑15.00%	3.75%
U.S. High Growth Equity	15.00%	0%‑15.00%	3.75%
U.K. Equity	10.00%	0%‑10.00%	2.50%
European Equity	10.00%	0%‑10.00%	2.50%
Japan Equity	5.00%	0%‑5.00%	1.25%
Asia Equity, ex‑Japan	5.00%	0%‑5.00%	1.25%
Global Equity Total	100.00%	0%‑100.00%	N/A
Short-Duration Fixed-Income Investments	N/A	0%‑100.00%	N/A

(1)
Represents the target allocation to the respective asset class as a percentage of the Portfolio’s total assets plus, with respect to the equity classes, the remainder, if any, held in short-duration investments.

(2)
Represents the approximate trading increment response to an Allocation Adjustment Program signal, as a percentage of the Portfolio’s total assets, to be reallocated from one target allocation to the next.

At no time will an individual asset class exposure be less than zero for investment purposes (i.e., no short exposure), and generally an asset class exposure will not be greater than its maximum target allocation, except due to market movements between periodic rebalancing of a Portfolio. To the extent market movements between periodic rebalancing of the Portfolio results in an asset class exposure in excess of its maximum target allocation, a Portfolio will continue to buy and sell assets reflecting the Portfolio’s current composition as it manages purchase and redemption orders for the Portfolio, and when it implements trades directed by the weekly Allocation Adjustment Program.
The portfolio managers may change a Portfolio’s allocations among the asset classes without shareholder notice, unless Janus Capital determines it would be a material change to the Portfolio’s investment strategy, in which case shareholders would receive advance notice.
Actual allocations implemented in each Portfolio may vary, due to a number of factors, including but not limited to, market movements, and large purchases and redemptions in the Portfolios.

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As an example of how the Allocation Adjustment Program works, assume a Portfolio presently allocates 20% of its assets to the U.S. Large Cap Equity asset class, and the target allocation within that asset class is 100%. Twenty percent of the Portfolio’s assets will be invested in underlying ETFs that comprise the U.S. Large Cap Equity asset class. If the following week, the U.S. Large Cap Equity asset class is valued 5% below the 252‑day moving average, the Allocation Adjustment Program will signal the portfolio managers to move to the next lower target allocation (75%) for this asset class. If, as a result of market movement, the asset class now represents 18% of the Portfolio’s assets, the Portfolio’s assets invested in the underlying ETFs that comprise the U.S. Large Cap Equity asset class will be reduced to a target of 13.5% of the Portfolio’s assets, with the remaining target of 4.5% held in short-duration investments. If in the third week, the performance of the U.S. Large Cap Equity class is flat, but its valuation remains more than 2% below the 252‑trading average, the Allocation Adjustment Program will signal to the portfolio managers to move to the next lower target allocation (50%). If, as a result of market movement, the asset class now represents 16% of the Portfolio’s assets, the Portfolio’s assets invested in the underlying ETFs that comprise the U.S. Large Cap Equity asset class will be further reduced to a target of 8% of the Portfolio’s assets, with the remaining target of 8% held in short-duration investments.
The Underlying ETFs
Each Portfolio will normally allocate its investments to underlying ETFs to diversify investments throughout the world and provide varying exposure to large-, mid‑, or small-capitalization companies, U.S. based and non‑U.S. based companies (including those with exposure to emerging markets), and, with respect to Conservative Portfolio and Moderate Portfolio, bonds (including U.S. Treasury, government-related, and corporate), mortgage-backed pass-through securities, commercial mortgage‑backed securities, and asset-backed securities. The allocations may change from time to time to reflect market fluctuations or in response to various economic or other factors as deemed appropriate by the portfolio managers. As noted above, each Portfolio may invest in short-duration affiliated and unaffiliated underlying ETFs within its Variable Short-Duration Allocation to seek to mitigate market risk associated with its equity allocation.
The table below shows, for each asset class, the ETFs in which the Portfolios, as of the date of this Prospectus, expect to invest. The underlying ETFs may change at any time without prior notice. In addition, the Portfolios may reallocate their assets among the potential underlying ETFs described in this Prospectus, other ETFs, or cash and/or money market instruments. The portfolio managers may choose at their sole discretion to remove, add or substitute other ETFs in order to obtain the desired market exposure, to further diversify and/or mitigate risk for the Portfolios, or for other reasons, without prior shareholder notification.

Asset Class	Potential Underlying ETFs+
Global Equity Investments (Stocks)	Exchange-Traded Funds	Ticker
U.S. Large Cap Equity	SPDR® S&P 500® ETF# iShares® Core S&P 500 ETF* Vanguard S&P 500 ETF	SPY IVV VOO
U.S. Small Cap Equity	iShares® Russell 2000 ETF* iShares® Core S&P Small‑Cap ETF* Vanguard Small-Cap ETF	IWM IJR VB
U.S. High Growth Equity	Invesco QQQ TrustSM, Series 1 Invesco NASDAQ 100 ETF	QQQ QQQM
U.K. Equity	iShares® MSCI United Kingdom ETF* Franklin FTSE United Kingdom ETF	EWU FLGB
European Equity	SPDR® Euro Stoxx 50® ETF# Vanguard FTSE Europe ETF JPMorgan BetaBuilders Europe ETF Franklin FTSE Europe ETF	FEZ VGK BBEU FLEE
Japan Equity	iShares® MSCI Japan ETF* Franklin FTSE Japan ETF JPMorgan BetaBuilders Japan ETF	EWJ FLJP BBJP
Asia Equity, ex‑Japan	iShares® MSCI All Country Asia ex‑Japan ETF* Franklin FTSE Asia ex Japan ETF JPMorgan BetaBuilders Developed Asia ex‑Japan ETF	AAXJ FLAX BBAX
Intermediate- and Long-Duration Fixed-Income Investments (Bonds)	iShares® Core U.S. Aggregate Bond ETF* Vanguard Total Bond Market ETF	AGG BND
Short-Duration Fixed-Income Investments	Janus Henderson Short-Duration Income ETF JPMorgan Ultra-Short Income ETF PIMCO Enhanced Short Maturity Active ETF Invesco Ultra Short-Duration ETF	VNLA JPST MINT GSY

*	iShares® is a registered trademark of BlackRock (BlackRock, Inc. and its subsidiaries).
#	SPDR® is a registered trademark of Standard & Poor’s Financial Services LLC.

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+
The investment advisers, sponsors and distributors of the Underlying ETFs, and the Underlying ETFs themselves, do not make any representations regarding the advisability of investing in any of the Underlying ETFs.

Actual holdings percentages may vary due to actual asset allocations, cash flows, and changes to the underlying ETFs’ asset values. Each Portfolio can invest in any or all of the underlying ETFs and a Portfolio’s investment in certain underlying ETFs may exceed 25% of such Portfolio’s total assets. Janus Capital may change the underlying ETFs, an underlying ETF’s asset category, or allocations among asset classes or underlying ETFs without prior notice to shareholders, unless Janus Capital determines it would be a material change to a Portfolio’s principal investment strategy, in which case shareholders would receive prior notice.
In the event the portfolio managers are unable to identify or invest in underlying ETFs that provide the desired exposure to an asset class, the portfolio managers may, without shareholder notice, elect to forego investment in that asset class until an appropriate underlying ETF is identified and available. The portfolio managers may also determine to remove the asset class from the Allocation Adjustment Program, in which case a Portfolio would provide notice to shareholders as soon as reasonably practical.
Information regarding a Portfolio’s actual allocations to underlying ETFs is available to shareholders on a periodic basis through the Portfolios’ annual reports, semiannual reports, and certain other reports filed with the Securities and Exchange Commission, as well as at https://janushenderson.com/clayton-street-trust. Please refer to “Availability of Portfolio Holdings Information” in this Prospectus to learn how to access the most recent allocation information.
Refer to Appendix A in this Prospectus for a brief description of the investment objective and strategies of each of the potential underlying ETFs in which a Portfolio, as of the date of this Prospectus, expects to invest. This Prospectus is not an offer to sell any of the underlying ETFs. Additional information is available in the underlying ETFs’ prospectuses and statements of additional information available on the SEC’s website at http://www.sec.gov.
Variable Short-Duration Allocation
Each Portfolio’s Variable Short-Duration Allocation may be as low as 0% or as high as 50%, 65%, or 100% of its assets for the Conservative Portfolio, Moderate Portfolio, and Growth Portfolio, respectively, depending on prevailing market conditions and the weekly results of the Allocation Adjustment Program. Under normal circumstances, each Portfolio expects the Variable Short‑Duration Allocation to be comprised of or provide exposure to securities with varying maturities and an average duration of 2 years or less. Permissible short-duration investments include cash, money market instruments (eligible securities, as defined by Rule 2a‑7 under the Investment Company Act of 1940, as amended (the “1940 Act”)) determined by Janus Capital to present minimal credit risk, affiliated or unaffiliated money market funds and/or investments in affiliated and unaffiliated underlying ETFs that invest in a portfolio of fixed-income instruments across a broad range of sectors and geographies while maintaining a short-duration portfolio. These underlying ETFs primarily invest in investment grade debt securities, including, among others, short-term instruments, such as commercial paper and repurchase agreements, mortgage-backed securities, asset-backed securities, including collateralized debt obligations, and derivatives. The underlying ETFs may also invest in high yield (or “junk”) bonds. Each Portfolio’s short-duration investments may include securities of U.S. and foreign public- and private-sector issuers.
A Portfolio will increase its Variable Short-Duration Allocation when market indicators from the Allocation Adjustment Program dictate a more defensive position. As a Portfolio’s investments in short-duration investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in underlying ETFs.
Securities that a Portfolio may invest in as a means of receiving a return on the portion of the Portfolio’s assets allocated to short‑duration investments include high-quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes, bonds, and floating interest rate securities. Obligations of financial institutions include certificates of deposit and time deposits. A Portfolio may also invest in repurchase agreements, including those secured by U.S. Treasuries, or other instruments issued by U.S. Government agencies. Some government agencies are backed by the full faith and credit of the United States and as such are supported by the issuer’s ability to borrow from the United States Treasury, others are supported only by the credit of the issuer, and some are supported by the United States in some other way. With respect to money market instruments, a Portfolio will:

•	acquire only short-term money market instruments that present minimal credit risks, as determined by Janus Capital;

•	acquire only U.S. dollar-denominated instruments that have a remaining maturity of 397 calendar days or less (as calculated pursuant to Rule 2a‑7 under the 1940 Act).

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Subject to the limitations described above, money market instruments in which the Portfolio may invest and certain related risks may include, but are not limited to:

•
Commercial Paper.  Each Portfolio may purchase commercial paper. Commercial paper is a debt obligation usually issued by corporations in order to finance their current operations. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investments in commercial paper are subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. In addition, under certain circumstances, commercial paper may become illiquid or may suffer from reduced liquidity.

•
Mortgage- and Asset-Backed Securities.  Each Portfolio may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. The Portfolios may also purchase mortgage‑and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact a Portfolio’s yield and your return.

•
Obligations of Financial Institutions.  Each Portfolio may invest in obligations of financial institutions. Examples of obligations of financial institutions include: negotiable certificates of deposit, bankers’ acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars); Eurodollar and Yankee bank obligations (Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks; Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.); and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which a Portfolio may invest. To the extent a Portfolio focuses on these financial services sector investments, it will be at risk in the event of an economic downturn or other market event, which increases the risk of your investment. A decline in the credit quality of an issuer, the provider of credit support, may also have a negative effect on the Portfolio. Foreign, Eurodollar, and, to a limited extent, Yankee bank obligations are subject to certain sovereign risks.

•
Repurchase Agreements.  Each Portfolio may enter into repurchase agreements collateralized by cash, U.S. Treasuries, U.S. Government securities, or other securities deemed appropriate by Janus Capital. Repurchase agreements are transactions in which a Portfolio purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold, and may encounter delays and incur costs in liquidating the security.

•
U.S. Government Securities.  Each Portfolio may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the full faith and credit of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States. Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.

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A Portfolio may also invest its cash in a cash sweep program, an arrangement in which the Portfolio’s uninvested cash balance is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements or is used to purchase shares of affiliated or non‑affiliated money market funds (or cash management pooled investment vehicles that operate as money market funds) at the end of each day. To the extent a Portfolio invests through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Portfolio from accessing its cash. The Portfolios and certain underlying ETFs may purchase unlimited shares of affiliated or non‑affiliated money market funds or cash management pooled investment vehicles.
The portfolio managers’ selection of investments for the Variable Short-Duration Allocation among short-duration affiliated ETFs, short-duration unaffiliated ETFs, money market instruments and cash may be based on a variety of factors, including prevailing market conditions, to seek to enhance total return and managing risk.
When market indicators from the Allocation Adjustment Program dictate a more defensive position, the resulting allocations may result in the Portfolio holding a substantial portion of its assets in short-duration investments for a prolonged period. When a Portfolio holds a substantial portion of its assets in short-duration investments for a prolonged period, it may not achieve the income and/or growth portions of its investment objective, as applicable.
Due to the nature of the Allocation Adjustment Program, the Portfolio may have higher portfolio turnover compared to other funds of funds. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark‑ups, and other transaction costs. Higher costs associated with increased portfolio turnover also may have a negative effect on the Portfolio’s performance.
Portfolio Turnover
Portfolio turnover rates are not a factor in making buy and sell decisions. The Portfolios normally seek long-term investment, although the Portfolios may sell shares of the underlying ETFs regardless of how long they have been held. Portfolio turnover is affected by market conditions, the Allocation Adjustment Program, and changes in the size of a Portfolio (including due to shareholder purchases and redemptions). Changes are normally made in a Portfolio’s holdings on a weekly basis, pursuant to the Allocation Adjustment Program. Portfolio turnover rates are not a factor in the Allocation Adjustment Program. The Portfolios’ transactions in the underlying ETFs incur brokerage commissions. Due to the nature of the Allocation Adjustment Program, the Portfolios may have higher portfolio turnover compared to other fund of funds.
Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark‑ups, and other transaction costs. Higher costs associated with increased portfolio turnover also may have a negative effect on a Portfolio’s performance.
Securities Lending
A Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. Each Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one‑third of its total assets as determined at the time of the loan origination. When a Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more affiliated or non‑affiliated cash management vehicles or in time deposits. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances, individual loan transactions could yield negative returns. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

RISKS OF THE PORTFOLIOS
The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Portfolios.
Allocation Risk.  The Portfolios are managed pursuant to the Allocation Adjustment Program, and are therefore subject to the risk that the investment strategies and resulting allocation employed for the Portfolios may fail to produce the intended results. A Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives. A Portfolio’s

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ability to achieve its investment objective depends largely upon the allocation of assets among the underlying ETFs and short‑duration investments, using the Allocation Adjustment Program. You could lose money on your investment in a Portfolio as a result of these allocations. The Portfolios will typically invest in a range of different underlying ETFs and short-duration investments; however, to the extent that a Portfolio invests a significant portion of its assets in a single underlying ETF, it will be more sensitive to the risks associated with that underlying ETF and any investments in which that underlying ETF focuses. To the extent a Portfolio’s assets are allocated to short-duration investments, it will be subject to risks associated with those investments, may generate returns that are lower than inflation and, in periods of rising market prices, such Portfolio may be unable to participate in such price increases as fully as it may have if its assets were allocated to the equity asset classes.
Investment Process Risk.  No assurance can be given that a Portfolio’s investment strategy will be successful under all or any market conditions. Although the Allocation Adjustment Program is designed to achieve each Portfolio’s investment objective, there is no guarantee that it will achieve the desired results, and there is a risk that it may not be successful in identifying how a Portfolio’s assets should be adjusted to reduce the risk of loss in down markets while participating in the upside growth of markets. The Allocation Adjustment Program is a quantitative, model-driven (i.e., rules-based) investment strategy that may perform differently from the market as a whole based on the factors used in the model, the weight placed on each factor, as well as changes in historical trends and market conditions. Historical performance does not indicate future performance, and the assumption that markets will continue to rise where an asset class is valued higher (or continue to fall where an asset class is valued lower) than its 252‑day moving average may prove to be incorrect under certain market conditions. In such cases, implementing a signal from the Allocation Adjustment Program may result in maintaining or increasing market exposure (or a reduction in exposure), might not provide the intended results, and may adversely impact a Portfolio’s performance. The risk of loss may be heightened during periods of significant market volatility if the Allocation Adjustment Program is not designed to address the specific market conditions present at that time.
Fund of Funds Structure Risk.  To varying degrees, each Portfolio intends to allocate assets among underlying ETFs that invest in global equity and fixed-income securities (not including Growth Portfolio), and also among short-duration investments. The allocation of each Portfolio’s assets to underlying ETFs may not be successful in achieving the Portfolio’s investment objective. There is a risk that you may experience lower returns by investing in a Portfolio instead of investing directly in an underlying ETF. A Portfolio’s returns are directly related to the aggregate performance and expenses of the underlying ETFs in which it invests. A Portfolio, as a shareholder in an underlying ETF, will indirectly bear its pro rata share of the expenses incurred by the underlying ETFs. A Portfolio’s return will be net of these expenses, and these expenses may be higher or lower depending upon the allocation of its assets among the underlying ETFs and the actual expenses of the underlying ETFs. There is additional risk for the Portfolios with respect to aggregation of holdings of underlying ETFs. The aggregation of holdings of underlying ETFs may result in a Portfolio indirectly having increased exposure to assets in a particular industry, geographical sector, or single company. Such indirect exposure may have the effect of increasing the volatility of the Portfolio’s returns. The Portfolios do not control the investments of the underlying ETFs, or any indirect exposure that occurs as a result of the underlying ETFs following their investment objectives.
Affiliated Underlying Fund Risk.  Janus Capital has the authority to invest in certain underlying affiliated ETFs and money market funds (or unregistered cash management pooled investment vehicles that operate as money market funds) as investments for the Portfolios. Janus Capital will generally receive fees for managing such funds, in addition to the fees paid to Janus Capital by each Portfolio. The payment of such fees by underlying affiliated funds creates a conflict of interest when selecting underlying affiliated funds for investment in the Portfolio. Janus Capital, however, is a fiduciary to each Portfolio and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated funds. In addition, Janus Capital has contractually agreed to waive and/or reimburse a portion of each Portfolio’s management fee in an amount equal to the management fee it earns as an investment adviser to any of the affiliated ETFs with respect to the Portfolio’s investment in such ETF, less certain operating expenses.
Janus Capital manages many funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side‑by‑side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. Side‑by‑side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, because Janus Capital is the adviser to the Portfolios and potentially to certain of the underlying ETFs or money market funds, it is subject to certain potential conflicts of interest when allocating the assets of the Portfolios among underlying ETFs. The portfolio managers, officers, and Trustees of the Portfolios may also serve in the same capacity as portfolio managers, officers, and Trustees of the underlying ETFs. Conflicts may arise as the portfolio managers, officers, and Trustees seek to fulfill their fiduciary responsibilities to the Portfolios and the underlying ETFs. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Portfolios’ SAI.

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Operational Risk.  An investment in a Portfolio (and the Portfolios’ investments in the underlying ETFs) can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers. Among other things, these errors or failures, as well as other technological issues, may adversely affect a Portfolio’s or underlying ETF’s ability to calculate its net asset value, process fund orders, execute portfolio trades or perform other essential tasks in a timely manner, including over a potentially extended period of time. These errors or failures may also result in a loss or compromise of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio or underlying ETF. Implementation of business continuity plans by the Portfolio, the Adviser or third-party service providers in response to disruptive events such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest may increase these operational risks to the Portfolios. While the Portfolios seek to minimize such events through internal controls and oversight of third-party service providers, there is no guarantee that the Portfolios will not suffer losses if such events occur.
Risks of Holding Short-Duration Investments.  The Conservative Portfolio, Moderate Portfolio, and Growth Portfolio may allocate up to 50%, 65% and 100% of their respective assets to short-duration investments, respectively. To the extent a Portfolio’s assets are allocated directly to short-duration investments (i.e. money market instruments) rather than short-duration ETFs, such Portfolio may be subject to the following risks:

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Interest Rate Risk.  Although a Portfolio seeks to invest only in high-quality, short-term money market instruments, there is a risk that the value of the securities it may hold will fall as a result of the changes in interest rates. Rising interest rates could cause the value of a Portfolio’s investments to decline, and a decline in interest rates is likely to cause the Portfolio’s income to decline. During periods of unusually low interest rates, a Portfolio’s income may approach zero.

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Credit Quality Risk.  The value of the securities that a Portfolio may hold may fall based on an issuer’s actual or perceived creditworthiness, or an issuer’s ability to meet its obligations. The credit quality of a Portfolio’s holdings can change rapidly in certain market environments, and any downgrade or default of a portfolio security could result in a decline in the Portfolio’s income and potentially in the value of the Portfolio’s investments.

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Liquidity Risk.  The liquidity of the securities that a Portfolio may hold may deteriorate rapidly due to credit events affecting one or more issuers or guarantors or due to general market conditions and a lack of willing buyers. In such cases, a Portfolio may have to accept a lower price or may be unable to sell a security. An inability to sell one or more securities may negatively affect a Portfolio’s income or prevent the Portfolio from being able to take advantage of other investment opportunities.

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Income Risk.  The value of a Portfolio may vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. For capital preservation and liquidity, a Portfolio may have a greater concentration in short-term securities including, but not limited to, investing up to all of its assets in overnight securities, which may result in a reduction of the Portfolio’s income.

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Collateral Risk.  With respect to collateral received in repurchase transactions or other investments, a Portfolio may have significant exposure to financial services, mortgage markets, and government agencies not secured by the full faith and credit of the United States. Such exposure, depending on market conditions, could have a negative impact on a Portfolio, including minimizing the value of any collateral held by the Portfolio.

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Counterparty Risk.  Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Portfolio. A Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. A Portfolio may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. A Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Additionally, to the extent the Portfolio purchases shares of affiliated or non‑affiliated money market funds, or cash management pooled investment vehicles that operate as money market funds, it would bear its pro rata portion of such fund’s expenses, in addition to the expenses the Portfolio bears directly in connection with its own operation.

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Risks Associated with the Underlying ETFs and Securities
The biggest risk is that the underlying ETFs’ returns will vary, and you could lose money. There can be no assurance that an underlying ETF will achieve its investment objective.
The following information is intended to help you better understand some of the risks of investing in the Portfolios. The impact of the following risks on a Portfolio may vary depending on the Portfolio’s investment allocation. The greater a Portfolio’s allocation to an underlying ETF or investment, the greater the Portfolio’s exposure to the risks associated with that underlying ETF or investment. Additional information is available in the underlying ETFs’ prospectuses and statements of additional information available on the SEC’s website at http://www.sec.gov. Before investing in a Portfolio, you should consider carefully the risks that you assume when investing in that Portfolio.
Collateral Risk.  With respect to collateral received in repurchase transactions or other investments, an underlying ETF or a Portfolio may have significant exposure to financial services, mortgage markets, and government agencies not secured by the full faith and credit of the United States. Such exposure, depending on market conditions, could have a negative impact on an underlying ETF, including minimizing the value of any collateral.
Focus Risk.  An underlying ETF may focus its investments in related industry groups. To the extent that one or more underlying ETF’s investments are focused in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class, the investments in one or more underlying ETF’s portfolio may share common characteristics and react similarly to market developments, including adverse events, which may result in an increased risk of loss more than the market as a whole. Sectors in which certain underlying ETFs focus include, but are not limited to:

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Consumer Discretionary Sector Risk.  The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income, consumer preferences, social trends, and marketing campaigns.

•	Consumer Staples Sector Risk. The consumer staples sector may be affected by marketing campaigns, changes in consumer demands, government regulations, and changes in commodity prices.

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Energy Sector Risk.  The value of securities issued by companies in the energy sector may decline for many reasons, including, among others, changes in energy prices, government regulations, energy conservation efforts, and potential civil liabilities.

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Financial Sector Risk.  Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation on any individual financial company, or recent or future regulation on the financial sector as a whole cannot be predicted.

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Healthcare Sector Risk.  The healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services, and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

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Industrials Sector Risk.  The industrials sector may be affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability, and general economic conditions, among other factors.

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Information Technology Sector Risk.  Information technology companies face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

Counterparty Risk.  Portfolio or underlying ETF transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to such Portfolio or underlying ETF (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Portfolio, in connection with its short-duration investments, or through an underlying ETF. A Portfolio or an underlying ETF may be unable to recover its investment from the counterparty or may obtain

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a limited recovery, and/or recovery may be delayed. A Portfolio, in connection with its short-duration investments, or through an underlying ETF may be exposed to counterparty risk to the extent it, or an underlying ETF, participates in cash sweep arrangements whereby a Portfolio’s or an underlying ETF’s cash balance is invested in one or more types of cash management vehicles. In addition, a Portfolio, in connection with its short-duration investments, or through an underlying ETF may be exposed to counterparty risk through investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Portfolios intend to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis, or an underlying ETF’s analysis, of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Portfolio or an underlying ETF focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Credit Quality Risk.  A Portfolio, in connection with its money market instruments, and through investments in underlying ETFs holding fixed-income securities, is subject to the risks associated with the credit quality of the issuers of those fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks for the underlying ETFs and the Portfolios is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact a Portfolio and an underlying ETF’s returns and yield.
Many fixed-income securities receive credit ratings from services such as Standard & Poor’s, Fitch, and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions, which can result in a fluctuation in the price of a security and impact a Portfolio’s return and yield.
Currency Risk.  An underlying ETF’s investments and strategies will involve exposure to foreign currencies. Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as an underlying ETF holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the underlying ETF sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Depositary Receipt Investing Risk.  An underlying ETF may invest in depositary receipts (“DRs”), including listed unsponsored DRs. Unsponsored DRs may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored DR generally bear all the costs associated with establishing the unsponsored DR. These investments may involve additional risks and considerations including, for example, risks related to adverse political and economic developments unique to a country or region, currency fluctuations or controls and the possibility of expropriation, nationalization or confiscatory taxation. The issuers of the securities underlying unsponsored DRs are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the DRs. Additionally, to the extent the value of a DR held by an underlying ETF fails to track that of the underlying security, the use of the DR may result in tracking error in the underlying ETF.
Derivatives Risks.  Derivatives involve similar risks to those as the underlying referenced securities or assets, such as risks related to interest rates, market, credit, valuation, and liquidity, among others. There are also additional risks. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost and can therefore involve leverage. Leverage may cause an underlying ETF to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by an underlying ETF. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments.
Derivatives can be less liquid than other types of investments and because most derivatives are not eligible to be transferred in‑kind, an underlying ETF may be subject to increased liquidity risk to the extent its derivative positions become less liquid, relative to an exchange-traded fund that is able to deliver its underlying investments in‑kind to meet redemptions. Derivatives also entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, an underlying ETF would risk the loss of the net amount of the payments that it contractually is entitled to receive. If there is a default by the other party to such a transaction, an underlying ETF normally will have contractual remedies pursuant

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to the agreements related to the transaction. To the extent an underlying ETF enters into short derivative positions, the underlying ETF may be exposed to risks similar to those associated with short sales, including the risk that the underlying ETF’s losses are theoretically unlimited.
An underlying ETF may use derivatives for hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the portfolio managers or if the cost of the derivative outweighs the benefit of the hedge. The risks associated with derivatives may be heightened when they are used to enhance an underlying ETF’s return rather than solely for hedging purposes. Changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
Emerging Markets Risk.  Within the parameters of its specific investment policies, an underlying ETF may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that an underlying ETF invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in more developed markets. Similarly, issuers in such markets may not be subject to regulatory, disclosure, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. Information about emerging markets companies, including financial information, may be less available or reliable and the Portfolio’s ability to conduct due diligence with respect to such companies may be limited. In addition, certain emerging market jurisdictions materially restrict the Public Company Accounting Oversight Board’s (“PCAOB”) inspection, investigation, and enforcement capabilities which impairs the ability to conduct independent oversight or inspection of accounting firms located in, or operating in, certain emerging markets; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of emerging market issuers meet PCAOB standards.
Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on an underlying ETF’s investments. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness, and/or resources than participants in developed markets.
The securities markets of many of these emerging market countries may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Moreover, the legal remedies for investors in emerging markets or other legal systems to ensure orderly enforcement of property interests such as bankruptcy may be more limited than the remedies available in the United States and the ability of U.S. authorities (e.g., the Securities and Exchange Commission (the “SEC”) and the U.S. Department of Justice) to bring actions against bad actors may be limited. A shareholder’s ability to bring and enforce legal actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and as a result such claims may be difficult or impossible to pursue. In the event of a default on any investments in foreign debt obligations, it may be more difficult for an underlying ETF to obtain or to enforce a judgment against the issuers of such securities. In addition, an underlying ETF’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the underlying ETF’s investments. Further, the taxation systems at the federal, regional, and local levels in developing or emerging market countries may be less transparent, inconsistently enforced, and subject to sudden change. To the extent that an underlying ETF invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the underlying ETF’s performance. An underlying ETF may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent an underlying ETF invests in Chinese local market securities. Some of

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the risks of investing directly in emerging market securities may be reduced when a Portfolio invests indirectly in such securities through various other investment vehicles including derivatives, but such investments also involve other risks.
Emerging market countries in which a Portfolio may invest include frontier market countries, which generally have smaller economies and even less developed capital markets than traditional developing markets, and, as a result, the risks of investing in developing market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by other countries; and the relatively new and unsettled securities laws in many frontier market countries.
Equity Securities Risk.  Consistent with each Portfolio’s investment strategy and target allocations, a significant portion of the Portfolio’s assets may be allocated to equity investments through investments in underlying ETFs. Under certain circumstances, all of Growth Portfolio’s assets may be allocated to equity investments through investments in underlying ETFs. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of an underlying ETF’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of an underlying ETF’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, or perceptions regarding the industries in which the issuers of securities the underlying ETF holds participate.
Eurozone Risk.  A number of countries in the EU have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the underlying ETFs’ investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
Brexit Risk.   The risk of investing in British or European companies may be heightened due to the withdrawal of the United Kingdom from the EU (commonly known as “Brexit”). The negative impact of Brexit on the United Kingdom and European economies could potentially result in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. While certain measures have been or may be proposed or introduced, at the EU level or at the member state level, which are designed to minimize disruption in the financial markets, it is not currently possible to determine whether such measures would achieve their intended effects. To the extent that an underlying ETF has exposure to British or European markets or to transactions tied to the value of the pound sterling or euro, these events could negatively affect the value and liquidity of an underlying ETF’s investments.
Exchange-Traded Funds Risk.  Each Portfolio invests in underlying ETFs. ETFs are typically open‑end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. As a result, a Portfolio may pay more or less than NAV when it buys ETF shares, and may receive more or less than NAV when it sells those shares. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, a Portfolio may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Portfolio’s performance.
ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. An underlying index and underlying ETF reconstitute and rebalance only when the index provider determines to reconstitute and rebalance the underlying index, which may cause the performance of the underlying index and

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the underlying ETF to deviate from that of the market the underlying index seeks to track. This deviation results from changes to index component securities being reflected in the market more quickly than the index provider’s methodology can track because of the annual reconstitution process and the intermittent rebalancing of individual index component securities for corporate actions. In addition, an ETF that tracks a particular index may not utilize an investing strategy that seeks returns in excess of its underlying index and would not necessarily buy or sell a security unless that security is added or removed, respectively, from its underlying index, even if that security generally is underperforming. Certain underlying ETFs are subject to index sampling risk, which is the chance that the securities selected for an underlying ETF, in the aggregate, will not provide investment performance matching that of such underlying ETF’s target index.
Trading of an underlying ETF’s shares may be halted by the activation of individual or market-wide “circuit breakers” (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the ETF shares may also be halted if (1) the shares are delisted from an exchange without first being listed on another exchange or (2) exchange officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.
Fixed-Income Securities Risk.  Through a Portfolio’s investments in underlying ETFs holding fixed-income securities, the Portfolio is subject to the risks associated with investments in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause an underlying ETF’s net asset value to likewise decrease. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Further, during periods of very low or negative interest rates, an underlying ETF may not be able to maintain positive returns. However, calculations of maturity and duration may not reliably predict a security’s price sensitivity to changes in interest rates. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non‑U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. Investments in fixed-income securities with very low or negative interest rates may diminish an underlying ETF’s yield and performance. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security held by an underlying ETF. Fixed-income securities are also subject to credit risk, income risk, call risk, prepayment risk, extension risk, valuation risk, and liquidity risk.

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Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.

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Income risk is the risk that an underlying ETF’s income may decline when interest rates fall, or when there is a change in an underlying ETF’s investments because (i) the bonds in the underlying ETF’s portfolio mature and it subsequently invests in lower-yielding bonds, (ii) the bonds in the ETF’s underlying index are substituted, or (iii) the underlying ETF otherwise needs to purchase additional bonds.

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Call risk is the risk that during periods of falling interest rates, an issuer of a callable bond held by an underlying ETF may “call” or repay the security before its stated maturity, and the underlying ETF may have to reinvest the proceeds at lower interest rates, resulting in a decline in the underlying ETF’s income.

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Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in an underlying ETF having to reinvest its proceeds in lower yielding securities.

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Extension risk is the risk that during periods of rising interest rates, certain debt obligations may be paid off more slowly than expected and the value of those securities may fall sharply, resulting in a decline in an underlying ETF’s income and potentially in the value of an underlying ETF’s investments.

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Valuation risk is the risk that one or more of the fixed-income securities in which an underlying ETF invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult.

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Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that an underlying ETF seeks to sell. Liquidity risk may be increased to the extent that an underlying ETF invests in restricted securities.

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In addition, to the extent an underlying ETF invests in fixed-income securities in a particular industry or economic sector, its share values may fluctuate in response to events affecting that industry or sector. Securities underlying mortgage- and asset‑backed securities, which may include subprime mortgages, also may be subject to a high degree of credit risk, valuation risk, and liquidity risk.
The market for certain fixed-income securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. For example, dealer capacity in certain fixed-income markets appears to have undergone fundamental changes since the financial crisis of 2008, which may result in low dealer inventories and a reduction in dealer market-making capacity. A Portfolio may be subject to heightened interest rate risk in times of monetary policy change and uncertainty, such as when the Federal Reserve Board ends a quantitative easing program and/or raises interest rates. The end of quantitative easing and/or rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Portfolio investments. These developments could cause a Portfolio’s net asset value to fluctuate or make it more difficult for the Portfolio to accurately value its securities. If rising interest rates cause the Portfolio to lose enough value, the Portfolio could also face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs. An increase in shareholder redemptions could also force the Portfolio to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Portfolio as well as the value of your investment. The amount of assets deemed illiquid remaining within a Portfolio may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Portfolio.
LIBOR Replacement Risk.  A Portfolio or underlying ETF may invest in certain debt securities, derivatives, or other financial instruments that utilize the London Inter-Bank Offered Rate (“LIBOR”) as a reference rate for various rate calculations. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. The elimination of LIBOR or other reference rates and transition process could adversely impact (i) volatility and liquidity in markets that are tied to these reference rates, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) the availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or changes to other interest rates may adversely affect a Portfolio’s or underlying ETF’s performance and/or net asset value. Alternatives to LIBOR are established or in development in most major currencies including the Secured Overnight Financing Rate (“SOFR”) that is intended to replace the U.S. dollar LIBOR.
The effect of the discontinuation of, LIBOR or other reference rates on a Portfolio or underlying ETF will vary depending on, among other things (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR or other reference rates on a Portfolio or underlying ETF until new reference rates and fallbacks for both legacy and new products, instruments, and contracts are commercially accepted.
Foreign Exposure Risk.  Certain underlying ETFs may have significant exposure to foreign markets as a result of their investments in foreign equity securities, including investments in emerging markets, which can be more volatile than the U.S. markets. With respect to investments in securities of issuers or companies that are economically tied to different countries throughout the world, securities may be deemed to be economically tied to a particular country based on such factors as the issuer’s country of incorporation, primary listing, and other factors including, but not limited to operations, revenues, headquarters, management, and shareholder base. Investments in foreign securities, may involve greater risks than investing in domestic securities and investment returns and net asset value may depend on factors other than the performance of a particular company. These factors include, but may not be limited to, fluctuations in currency exchange rates, political and economic risk, regulatory risk, foreign market risk, geographic investment risk, and transaction costs. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where an underlying ETF or a Portfolio has invested a significant amount of its assets may have a greater effect on its performance than it would in a more geographically diversified portfolio. Costs of buying, selling, and holding

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foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions. Some of the risks of investing directly in foreign securities may be reduced to the extent that a Portfolio invests indirectly in such securities through various other investment vehicles including derivatives, but such investments also involve other risks.
Geographic Concentration Risk.  Geographic concentration risk is the risk that world events, such as political upheaval, social conditions, financial troubles, or natural disasters in the countries or regions in which an underlying ETF invests will have a significant impact on the performance of the underlying ETF. Some of the markets in which certain underlying ETFs invest are located in parts of the world that have historically been prone to natural disasters, such as earthquakes, tornadoes, volcanic eruptions, droughts, floods, hurricanes, or tsunamis, and are economically sensitive to environmental events.

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Risk of Investing in Asia.  Investments in securities of issuers in certain Asian countries involve risks that are specific to Asia, including certain legal, regulatory, political, and economic risks. Certain Asian countries have experienced expropriation and/or nationalization of assets, confiscatory taxation, political instability, armed conflict, and social instability as a result of religious, ethnic, socio-economic and/or political unrest. Some economies in this region are dependent on a range of commodities, and are strongly affected by international commodity prices and particularly vulnerable to price changes for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade and economic conditions in other countries can impact these economies.

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Risk of Investing in China.  China is a developing market and demonstrates significantly higher volatility from time to time in comparison to developed markets. China may be subject to considerable degrees of economic, political, and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations, and higher rates of inflation.

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Risk of Investing in Europe.  Certain underlying ETFs may have significant exposure to European markets. Developed and emerging market countries in Europe will be significantly affected by the fiscal and monetary controls of the European Monetary Union. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro, and recessions among European countries may have a significant adverse effect on the economies of other European countries.

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Risk of Investing in India.  Investments in Indian issuers involve risks that are specific to India, including legal, regulatory, political, and economic risks. Political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage, and the risk of nationalization or expropriation of assets may result in higher potential for losses. The securities markets in India are relatively underdeveloped and may subject an underlying ETF to higher transaction costs or greater uncertainty than investments in more developed securities markets.

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Risk of Investing in Japan.  The Japanese economy may be subject to considerable degrees of economic, political, and social instability, which could have a negative impact on Japanese securities. Since the year 2000, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons, and tsunamis, which could negatively affect an underlying ETF’s investment.

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Risk of Investing in North America.  Economic events in any one North American country can have a significant economic effect on the entire North American region and on some or all of the North American countries in which an underlying ETF invests. Policy and legislative changes in one country may have a significant effect on North American markets generally, as well as on the value of certain securities held by an underlying ETF.

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Risk of Investing in South Korea.  Investments in South Korean issuers involve risks that are specific to South Korea, including legal, regulatory, political, currency, security, and economic risks. Substantial political tensions exist between North Korea and South Korea, and recently these political tensions have escalated. The outbreak of hostilities between the two nations, or even the threat of an outbreak of hostilities, will likely adversely impact the South Korean economy. In addition, South Korea’s economic growth potential has recently been on a decline, mainly because of a rapidly aging population and structural problems.

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Risk of Investing in the United States.  An underlying ETF may have significant exposure to U.S. issuers. A decrease in imports or exports, changes in trade regulations and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. The financial crisis that began in 2007 caused a

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significant decline in the value and liquidity of issuers in the United States. Policy and legislative changes in the United States have changed many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as the value of certain securities. In addition, a continued rise in the U.S. public debt level may adversely affect U.S. economic growth and the securities to which an underlying ETF has exposure.

High-Yield/High-Risk Bond Risk.  High-yield/high-risk bonds (or “junk” bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s, Fitch, and Moody’s or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market is considered to be speculative in nature and can experience sudden and sharp price swings.
The secondary market on which high-yield securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Additionally, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.
Illiquid Investments Risk.  To the extent a Portfolio or underlying ETF invests in illiquid investments or investments that become less liquid, such investments may have a negative effect on the returns of the Portfolio or underlying ETF because the Portfolio or underlying ETF may be unable to sell the illiquid investments at an advantageous time or price. To the extent that a Portfolio or underlying ETF invests in securities with substantial market and/or credit risk, the Portfolio or underlying ETF will tend to have the greatest exposure to liquidity risk. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed-income securities or the lack of an active market. Liquid investments may become illiquid or less liquid after purchase by a Portfolio or underlying ETF, particularly during periods of market turmoil or economic uncertainty. Illiquid and relatively less liquid investments may be harder to value, especially in changing markets. Although a Portfolio or underlying ETF may primarily seek to redeem its shares in‑kind, if the Portfolio or underlying ETF is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Portfolio or underlying ETF may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from a Portfolio or underlying ETF may be higher than normal. It may also be the case that other market participants may be attempting to liquidate holdings at the same time as the Portfolio or underlying ETF, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure. There can be no assurance that a security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Portfolio or underlying ETF.
Large-Capitalization Companies Risk.  Certain underlying ETFs’ investments in securities issued by large-capitalization companies will be subject to the risk that returns on stocks of large companies could trail the returns on investments in stocks of small- and mid‑sized companies. Large‑cap stocks tend to go through cycles of doing better – or worse – than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.
Market Risk.  The market price of investments owned by a Portfolio or an underlying ETF may go up or down. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. If the value of the underlying ETF’s portfolio decreases, an underlying ETF’s net asset value will also decrease, resulting in a decrease in a Portfolio’s net asset value, which means if you sell your shares in the Portfolio, you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole, and its impact on specific equity securities held by the underlying ETFs will vary. For example, an economic downturn or other market event can have a significant negative effect on issuers in the financial services sector. To the extent the investments of a Portfolio or underlying ETF are focused in this sector, there is an increased risk to your investment.
In addition, the increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics, including the COVID-19 outbreak), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets. The effects of COVID‑19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Portfolios and their investments.

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Mortgage- and Asset-Backed Securities Risk.  A Portfolio or underlying ETF may invest in mortgage-backed securities, some of which may not be backed by the full faith and credit of the U.S. government. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, both commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”), making them more sensitive to changes in interest rates (“extension risk”). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing a Portfolio or underlying ETF that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce a Portfolio’s or underlying ETF’s returns because the Portfolio or underlying ETF will have to reinvest that money at lower prevailing interest rates. Investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.
CMBS are subject to certain other risks. The market for CMBS developed more recently than that for RMBS and is relatively small in terms of outstanding principal amount of issues compared to the RMBS market. CMBS are also subject to risks associated with a lack of standardized terms, shorter maturities than residential mortgage loans, and payment of all or substantially all of the principal at maturity, rather than regular amortization of principal. Moreover, the type and use of a particular commercial property may add to the risk of CMBS investments. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-backed securities secured by loans on commercial properties than on those secured by residential properties.
Similarly, the value of a Portfolio’s or underlying ETF’s investments in asset-backed securities may be adversely affected by changes in interest rates, factors concerning the interests in and structure of the issuer or originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds, or other credit or liquidity enhancements, and/or the market’s assessment of the quality of the underlying assets. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. A Portfolio or underlying ETF could incur a loss if the underlying loans are not paid. In addition, most asset-backed securities are subject to prepayment risk in a declining interest rate environment. The impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising interest rates tend to extend the duration of asset-backed securities, making them more volatile and sensitive to changing interest rates.
Passive Investment Risk.  Certain of the underlying ETFs are not actively managed and therefore an underlying ETF might not sell shares of a security due to the current or projected underperformance of a security, industry, or sector, unless that security is removed from the index or the selling of shares is otherwise required upon a rebalancing of the index the underlying ETF seeks to track. Maintaining investments in securities without attempting to take defensive positions, regardless of market conditions or the performance of individual securities, could cause an underlying ETF’s return to be lower than if it had employed an active strategy.
Restricted Securities Risk.  Securities that have limitations on their resale are referred to as “restricted securities”. Investments in restricted securities, including securities issued under Regulation S and Rule 144A, could have the effect of increasing a Portfolio’s liquidity profile or preventing a Portfolio from disposing of them promptly at advantageous prices. Restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available.
Small- and Mid‑Sized Companies Risk.  Due to certain underlying ETFs’ investments in securities issued by small- and mid‑sized companies, such underlying ETFs’ net asset value may fluctuate more than that of an underlying ETF investing primarily in large companies. An underlying ETF’s investments in securities issued by small- and mid‑ sized companies, which can include smaller, start‑up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid‑sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid‑sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations

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and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on an underlying ETF’s returns, especially as market conditions change.
Sovereign Debt Risk.  An underlying ETF may invest in U.S. and foreign government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the underlying ETF may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the underlying ETF invests in foreign sovereign debt it may be subject to currency risk.
Valuation Risk.  The sale price that an underlying ETF could receive for a security may differ from such fund’s valuation of the security and may differ from the value used by its underlying index, particularly for securities or assets that trade in low volume or volatile markets, or that are valued using a fair value methodology. Because non‑U.S. exchanges may be open on days when an underlying ETF does not price its shares, the value of the securities or assets in the fund’s portfolio may change on days when a Portfolio will not be able to purchase or sell the fund’s shares. In addition, for purposes of calculating an underlying ETF’s NAV, the value of assets denominated in non‑U.S. currencies is converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate an underlying ETF’s NAV and the prices used by its underlying index, which, in turn, could result in a difference between such underlying ETF’s performance and the performance of its underlying index.

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MANAGEMENT OF THE PORTFOLIOS

INVESTMENT ADVISER
Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Portfolios. Janus Capital is responsible for the day‑to‑day management of the Portfolios’ investment portfolios and furnishes continuous advice and recommendations concerning the Portfolios’ investments. Janus Capital also provides certain administration and other services and is responsible for other business affairs of the Portfolios. Janus Capital is an indirect wholly owned subsidiary of Janus Henderson Group plc (“JHG”). Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, completed a strategic combination with Henderson Group plc on May 30, 2017 to form JHG, doing business as Janus Henderson Investors. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.
Janus Capital (together with its predecessors) has served as investment adviser to Janus Henderson mutual funds since 1970 and currently serves as investment adviser to all of the Janus Henderson funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.
Janus Capital has received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Portfolio’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager‑of‑managers structure”). The manager‑of‑managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non‑affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).
Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate a Portfolio’s assets among Janus Capital and any other non‑affiliated subadvisers or wholly-owned subadvisers (including terminating a non‑affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that a Portfolio’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) to the Portfolio and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Portfolio. In the event that Janus Capital hires a subadviser pursuant to the manager‑of‑managers structure, a Portfolio would provide shareholders with information about the subadviser and subadvisory agreement within 90 days.
The Trustees and the initial shareholder of each Portfolio have approved the use of a manager‑of‑managers structure for the Portfolios.
Janus Capital furnishes certain administration, compliance, and accounting services to the Portfolios, including providing office space for the Portfolios and providing personnel to serve as officers to the Portfolios. The Portfolios reimburse Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, including the Portfolios’ Chief Compliance Officer and compliance staff, that provide specified administration and compliance services to the Portfolios. The Portfolios pay these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolios.

MANAGEMENT EXPENSES
Each Portfolio pays Janus Capital an investment advisory fee and incurs expenses, including the distribution and shareholder servicing fees (12b‑1 fee), any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. Each Portfolio’s investment advisory fee is calculated daily and paid monthly. Each Portfolio’s advisory agreement details the investment advisory fee and other expenses that each Portfolio must pay.

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The following table reflects each Portfolio’s contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Portfolio to Janus Capital (gross and net of fee waivers). The rate shown is a fixed rate based on each Portfolio’s average daily net assets.

Portfolio Name	Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee(1) (%) (annual rate)	Actual Investment Advisory Fee Rate (%) (for the fiscal year ended December 31, 2020)
Conservative Portfolio	All Asset Levels	0.40	0.14
Moderate Portfolio	All Asset Levels	0.40	0.36
Growth Portfolio	All Asset Levels	0.40	0.26

(1)
Janus Capital has agreed to waive its investment advisory fee and/or reimburse Portfolio expenses to the extent that each Portfolio’s total annual fund operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, and extraordinary expenses) exceed a certain level until at least May 1, 2022. Additionally, Janus Capital has contractually agreed to waive and/or reimburse a portion of each Portfolio’s management fee in an amount equal to the management fee it earns as an investment adviser to any affiliated ETFs with respect to the Portfolio’s investment in such affiliated ETF, less certain operating expenses. The fee waiver agreement will remain in effect through May 1, 2022. Application of an expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the “Fees and Expenses of the Portfolio” table in each Portfolio Summary of the Prospectus, and additional information is included under “Expense Limitations” below. The waivers are not reflected in the contractual fee rate shown.

A discussion regarding the basis for the Trustees’ approval of the Portfolios’ investment advisory agreements is included in each Portfolio’s annual report (for the period ending December 31) or semiannual report (for the period ending June 30) to shareholders. You can request the Portfolios’ annual or semiannual reports (as they become available), free of charge, by contacting Protective Life, your financial advisor, or by contacting a Janus Henderson representative at 1‑877‑335‑2687. The reports are also available, free of charge, at https://janushenderson.com/clayton-street-trust.
Expense Limitations
Janus Capital has contractually agreed to waive the advisory fee payable by each Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s normal operating expenses, including the investment advisory fee, but excluding the distribution and shareholder servicing fees, administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, and extraordinary expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Portfolio, see the “Fees and Expenses of the Portfolio” table in each Portfolio Summary of the Prospectus. Janus Capital has agreed to continue each waiver until at least May 1, 2022. Mortality risk, expense risk, and other charges imposed by Protective Life are also excluded from the expense limitation noted.

Portfolio Name	Expense Limit Percentage (%)
Conservative Portfolio(1)	0.55
Moderate Portfolio(1)	0.55
Growth Portfolio(1)	0.55

(1)
Janus Capital may recover from the Portfolio fees and expenses previously waived or reimbursed during the period beginning with the Portfolio’s commencement of operations and expiring on the third anniversary of the commencement of operations (April 7, 2019). Janus Capital may elect to recoup such amounts only if: (i) recoupment is obtained within three years from the date an amount is waived or reimbursed to the Portfolio, and (ii) the Portfolio’s expense ratio at the time of recoupment, inclusive of the recoupment amounts, does not exceed the expense limit at the time of waiver or at the time of recoupment.

Janus Capital has also contractually agreed to waive and/or reimburse a portion of each Portfolio’s management fee in an amount equal to the management fee it earns as an investment adviser to any affiliated ETFs in which the Portfolio invests. Pursuant to this agreement, the waiver amount is equal to the amount of Portfolio assets invested in the affiliated ETF, multiplied by an amount equal to the current daily unitary management fee of the affiliated ETF less certain asset-based operating fees and expenses incurred on a per-fund basis and paid by Janus Capital with respect to the affiliated ETF (including, but not limited to custody, sub-administration and transfer agency fees). The fee waiver agreement will remain in effect through May 1, 2022. Janus Capital may not recover amounts previously waived or reimbursed that are related to investments in investments affiliated ETFs. The fee waiver agreement may be modified or terminated prior to this date only at the discretion of the Board of Trustees. Please see “Management Expenses” for additional information.

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INVESTMENT PERSONNEL
Conservative Portfolio
Moderate Portfolio
Growth Portfolio

Co‑Portfolio Managers Benjamin Wang, Scott M. Weiner, and Zoey Zhu are responsible for the day‑to‑day management of Conservative Portfolio, Moderate Portfolio, and Growth Portfolio, with no limitation on the authority of any one co‑portfolio manager in relation to the others.
Benjamin Wang, CFA, is Co‑Portfolio Manager of Conservative Portfolio, Moderate Portfolio, and Growth Portfolio, which he has co‑managed since each Portfolio’s inception. Mr. Wang is also Portfolio Manager of other Janus accounts. He joined Janus Capital in November 2014 following Janus Capital’s acquisition of VelocityShares, LLC. Prior to joining Janus Capital, Mr. Wang was Vice President at VelocityShares, LLC from 2012 to 2014, and an execution trader at Goldman Sachs Asset Management from 2007 to 2011. Mr. Wang holds a Bachelor of Science degree and a Master of Engineering in Computer Science from the Massachusetts Institute of Technology, and a Master of Science degree in Financial Engineering from Columbia University. Mr. Wang holds the Chartered Financial Analyst designation.
Scott M. Weiner, DPhil, is Co‑Portfolio Manager of Conservative Portfolio, Moderate Portfolio, and Growth Portfolio, which he has co‑managed since each Portfolio’s inception. Mr. Weiner is also Portfolio Manager of other Janus accounts. He joined Janus Capital in November 2014 following Janus Capital’s acquisition of VelocityShares, LLC. Prior to joining Janus Capital, Mr. Weiner was Managing Director at VelocityShares, LLC from 2011 to 2014, and Managing Director and U.S. Head of Equity Derivatives and Quantitative Strategy at Deutsche Bank from 2005 to 2010. He holds an Economics degree from the Wharton School of the University of Pennsylvania, a Master’s degree in Economics from the University of Oxford, and also received his Doctorate in Economics from the University of Oxford.
Zoey Zhu, CFA, is Co-Portfolio Manager of Conservative Portfolio, Moderate Portfolio, and Growth Portfolio, which she has co‑managed since May 2020. She joined Janus Capital in 2018. Prior to joining Janus Capital, Ms. Zhu worked at Credit Suisse as a business analyst in the fixed income derivatives group from 2013 and started her career there as a technology analyst in 2012. Ms. Zhu earned a bachelor of Computer Sciences degree from National University of Singapore and a Master of Science Degree in Computational Finance from Carnegie Mellon University. Ms. Zhu holds the Chartered Financial Analyst designation.
Information about the portfolio managers’ compensation structure and other accounts managed, as well as the range of their individual ownership of securities (if any), is included in the SAI.

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OTHER INFORMATION

DISTRIBUTION OF THE PORTFOLIOS
The Portfolios are distributed by Janus Distributors LLC, doing business as Janus Henderson Distributors, (“Janus Henderson Distributors”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1‑800‑289‑9999.

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DISTRIBUTIONS AND TAXES

DISTRIBUTIONS
To avoid taxation of the Portfolios, the Internal Revenue Code of 1986, as amended (the “Code”) requires each Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Portfolio’s income from certain dividends, interest, and any net realized short-term capital gains are paid as ordinary income dividends. Net realized long-term capital gains, if any, are paid to a Portfolio’s shareholders as capital gains distributions, regardless of how long Shares of such Portfolio have been held.
Distribution Schedule
Dividends for the Portfolios are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June. However, in certain situations it may be necessary for a Portfolio to declare and distribute capital gains in December. If necessary, dividends and net capital gains may be distributed at other times as well. Distributions of net investment income and net capital gains, if any, are automatically reinvested in additional Shares of the Portfolios.
How Distributions Affect a Portfolio’s NAV
Distributions are paid as of the record date of a distribution of a Portfolio, regardless of how long the Shares of such Portfolio have been held. Undistributed dividends and net capital gains are included in each Portfolio’s daily net asset value (“NAV”). The share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio’s share price was $10.00 on December 30, the Portfolio’s share price on December 31 would be $9.75, barring market fluctuations.

TAXES
Taxes on Distributions
Because Shares of the Portfolios may be purchased only through variable annuity contracts, it is anticipated that any income dividends or net capital gains distributions made by a Portfolio will be exempt from current federal income taxation if left to accumulate within the variable annuity contract. Generally, withdrawals from such contracts may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty. The federal income tax status of your investment depends on the features of your variable annuity contract. Further information may be found in Protective Life’s separate account prospectus.
The foregoing discussion is based in part on the assumption that the assets of each Portfolio constitute a “segregated asset account” and will satisfy the diversification requirements that apply to such accounts under Section 817(h) of the Code. If a Portfolio’s assets did not satisfy those requirements, any variable annuity contract through which Shares of that Portfolio were purchased could fail to qualify as an annuity contract for federal income tax purposes. In such case, the contract owner would be subject to current taxation on the income under the contract at ordinary income tax rates, even if such income was not actually withdrawn from the contract.
The discussion above also is generally based on the assumption that Shares of a Portfolio purchased through variable annuity contracts will be respected as owned by Protective Life’s separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of “investor control” over the investment options underlying the variable annuity contracts), the advantageous federal income tax treatment provided in respect of variable contracts under the Code will no longer be available, and the person or persons determined to own the Portfolio Shares (which could include the variable annuity contract holder) will be currently taxed under the Code on Portfolio distributions and on the gain on any redemption of Portfolio Shares.
Taxation of the Portfolios
Dividends, interest, and some capital gains received by the Portfolios on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Portfolio is eligible, it may from year to year make the election permitted under Section 853 of the Code to pass through foreign taxes it pays to shareholders. Such shareholders will be required to include their pro rata share of the foreign taxes in gross income and then either take a deduction or claim a foreign tax credit against their U.S. federal income tax. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.
The Portfolios do not expect to pay any federal income or excise taxes because each Portfolio intends to meet certain requirements of the Code. In addition, because the Shares of each Portfolio are sold in connection with variable annuity contracts, each Portfolio intends to satisfy the diversification requirements applicable to Protective Life’s segregated asset accounts under Section 817(h) of the Code.

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SHAREHOLDER’S GUIDE

Investors may not purchase or redeem Shares of the Portfolios directly. Shares may be purchased or redeemed only through variable annuity contracts offered by the separate accounts of Protective Life. Refer to the prospectus for Protective Life’s separate account for instructions on purchasing or selling variable annuity contracts and on how to select specific Portfolios as an investment option.

PRICING OF PORTFOLIO SHARES
The per share NAV for each class is computed by dividing the total value of a Portfolio’s securities and other assets, less liabilities, by the total number of outstanding shares of the Portfolio. The value of a Portfolio’s investment in an underlying ETF is based upon the closing price of such underlying ETF on the applicable exchange. A Portfolio’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the time at which a Portfolio’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time, or as permitted by the Securities and Exchange Commission (“SEC”). Foreign securities held by an underlying ETF may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of a Portfolio’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Portfolio’s Shares.
All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Portfolio or its agents. In order to receive a day’s price, an order must be received in good order by a Portfolio or its agents by the close of the regular trading session of the NYSE.
Securities held by the Portfolios are valued in accordance with policies and procedures established by and under the oversight of the Trustees. To the extent available, equity securities are generally valued on the basis of market quotations. Most fixed-income securities are typically valued using an evaluated bid price supplied by an approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the policies and procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The Portfolios use systematic fair valuation models provided by an independent pricing service to value certain foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Due to the subjective nature of systematic fair value pricing, a Portfolio’s value for a particular security may be different from the last quoted market price. Systematic fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Portfolio’s securities and the reflection of such change in the Portfolio’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as “stale pricing”).
Portfolios that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income securities, may be subject to attempted use of arbitrage techniques. To the extent that a Portfolio’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of a Portfolio may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. The Portfolios’ fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading.

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The value of the securities of other open-end funds (including the underlying ETFs) held by a Portfolio, if any, will be calculated using the NAV of such open end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

DISTRIBUTION SERVICING AND ADMINISTRATIVE FEES
Distribution and Shareholder Servicing Plan
Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b‑1 under the 1940 Act, the Shares may pay Janus Henderson Distributors, the Trust’s distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to Protective Life as compensation for distribution and/or shareholder services performed by Protective Life or its agents. Because 12b‑1 fees are paid out of the Portfolios’ assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
Administrative Fees
Janus Services receives an administrative services fee at an annual rate of 0.10% of the average daily net assets of each Portfolio for providing, or arranging for the provision by Protective Life of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of shareholders of the Portfolios. Other shareholders services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate Protective Life for providing these services to its customers who invest in the Portfolios.

PAYMENTS TO PROTECTIVE LIFE BY JANUS CAPITAL OR ITS AFFILIATES
From its own assets, Janus Capital or its affiliates pay fees to Protective Life for distribution, marketing, and/or promotion of the Portfolios or perform related services for shareholders. Such payments may be based on gross sales or assets under management, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital and may be substantial. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Asset-based payments currently range up to 10 basis points on average annual net assets of shares held through Protective Life and are subject to change. Janus Capital and its affiliates consider a number of factors in making payments to Protective Life.
Janus Capital or its affiliates may pay fees, from their own assets, to Protective Life for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Portfolios. These fees are in addition to any fees that may be paid by the Portfolios for these types of services or other services.
In addition, Janus Capital or its affiliates may also share certain marketing expenses with Protective Life and/or other intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Portfolios. Janus Capital or its affiliates make payments to participate in selected intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, data business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the fees described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) fees or reimbursements and other forms of compensation described above may provide Protective Life and/or other financial intermediaries and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non‑mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause Protective Life and/or certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such

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financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other investment alternatives.
The payment arrangements described above will not change the price a shareholder pays for Shares nor the amount that a Portfolio receives to invest on behalf of the shareholder. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares. Please contact your financial adviser for details on such arrangements.

PURCHASES
Purchases of Shares may be made only by the separate accounts of Protective Life for the purpose of funding variable annuity contracts. Refer to the prospectus of Protective Life’s separate account for information on how to invest in the Shares of each Portfolio, including any minimum purchase requirements. Under certain circumstances, the Portfolios may permit an in‑kind purchase of Shares. Protective Life and certain other designated organizations are authorized to receive purchase orders on the Portfolios’ behalf. As discussed under “Payments to Protective Life by Janus Capital or its Affiliates,” Janus Capital and its affiliates may make payments to Protective Life, its affiliates, or other financial intermediaries that were instrumental in the acquisition or retention of accounts for the Portfolios or that provide services in connection with investments in the Portfolios. You should consider such arrangements when evaluating any recommendation of the Portfolios.
Each Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolios are not intended for excessive trading. For more information about the Portfolios’ policy on excessive trading, refer to “Excessive Trading.”
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), Protective Life is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, Social Security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, Protective Life may temporarily limit additional share purchases. In addition, Protective Life may close an account if it is unable to verify a shareholder’s identity. Please contact Protective Life if you need additional assistance when completing your application or additional information about Protective Life’s Anti-Money Laundering Program.
In an effort to ensure compliance with this law, Janus Capital’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

REDEMPTIONS
Redemptions, like purchases, may be effected only through the separate accounts of Protective Life. Please refer to Protective Life’s separate account prospectus for details.
Shares of each Portfolio may be redeemed on any business day on which the Portfolio’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Portfolio or its agents. Redemption proceeds will normally be sent the business day following receipt of the redemption order.
Each Portfolio reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Portfolios to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

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Large Shareholder Redemptions
Certain large shareholders may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio’s shares. Redemptions by these large shareholders of their holdings may cause a Portfolio to sell securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s NAV and liquidity. Similarly, large purchases may adversely affect a Portfolio’s performance to the extent that the Portfolio is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. A large shareholder purchase or redemption may also increase transaction costs. In addition, a large redemption could result in a Portfolio’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Portfolio’s expense ratio.
Redemptions In‑Kind
Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its shares in‑kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a portfolio, by delivery of securities selected from its assets at its discretion. In‑kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause the redeeming shareholder to realize losses on the security if the security is sold at a price lower than that at which it had been valued. If a Portfolio makes an in‑kind payment, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Portfolio for cash redemptions.
While a Portfolio may pay redemptions in‑kind, a Portfolio may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If a Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s NAV and may increase brokerage costs.

EXCESSIVE TRADING
Excessive and Short Term Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares (“excessive trading”). Each Portfolio is intended to provide shareholders with a long-term risk/return profile consistent with a specific overall allocation between and within global equities and/or fixed-income and the Portfolios will take reasonable steps to attempt to detect and deter excessive and short-term trading. Transactions placed in violation of the Portfolios’ excessive trading policies and procedures may be cancelled or rescinded by a Portfolio. The trading history of accounts determined to be under common ownership or control within any of the Portfolios may be considered in enforcing these policies and procedures. As described below, there is no assurance that the Portfolios will be effective in limiting or eliminating excessive trading in all circumstances. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through insurance companies. By their nature, omnibus accounts, in which purchases and redemptions of the Portfolios’ shares by multiple investors are aggregated by the intermediary and presented to the Portfolios on a net basis, may effectively conceal the identity of individual investors and their transactions from the Portfolios and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.
The Janus Henderson funds attempt to deter excessive trading through at least the following methods:

•	trade monitoring; and

•	fair valuation of securities as described under “Pricing of Portfolio Shares.”
The Portfolios monitor for patterns of shareholder short-term trading and may suspend or permanently terminate the purchase and exchange privilege of any investor who is identified as having a pattern of short-term trading. The Portfolios at all times reserve the right to reject any purchase or exchange request and to modify or terminate the purchase and exchange privileges for any investor for any reason without prior notice, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Portfolio. For example, a Portfolio may refuse a purchase order if the portfolio managers believe they would be unable to invest the money effectively in accordance with the Portfolio’s investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.
The Portfolios’ Trustees may approve from time to time a redemption fee to be imposed by any Portfolio, subject to 60 days’ notice to shareholders of that Portfolio.

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Investors who place transactions through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of the Portfolios’ excessive trading policies and procedures and may be rejected in whole or in part by a Portfolio. The Portfolios, however, cannot always identify or reasonably detect excessive trading that may be facilitated by insurance companies or plan sponsors or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Portfolios, and thus the Portfolios may have difficulty curtailing such activity. Transactions accepted by an insurance company in violation of the Portfolios’ excessive trading policies may be cancelled or revoked by a Portfolio by the next business day following receipt by that Portfolio.
In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolios or their agents may require the insurance companies to impose restrictions on the trading activity of accounts traded through insurance companies. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, requiring the insurance company to report information about customers who purchase and redeem large amounts, prohibiting future purchases by investors who have engaged in short-term trading, and similar restrictions. The Portfolios’ ability to impose such restrictions and to enforce these policies and procedures with respect to accounts traded through particular insurance companies may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.
Generally, the Portfolios’ excessive trading policies and procedures do not apply to (i) systematic purchases, redemptions, and exchanges; (ii) rebalancing of a shareholder’s portfolio or policy; and (iii) identifiable transactions by asset allocation programs to realign portfolio investments with existing target allocations.
The Portfolios’ policies and procedures regarding excessive trading may be modified at any time by the Portfolios’ Trustees.
Excessive Trading Risks
Excessive trading may present risks to a Portfolio’s long-term shareholders. Excessive trading into and out of a Portfolio may disrupt portfolio investment strategies, may increase capital gains distributions, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.
Portfolios that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a portfolio based on events occurring after the close of a foreign market that may not be reflected in the portfolio’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in portfolios which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as “stale pricing”). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Portfolio’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of a Portfolio, which negatively impacts long-term shareholders. Although the Portfolios have adopted valuation policies and procedures intended to reduce the Portfolios’ exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Portfolio shares.
Although the Portfolios take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolios may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolios and their agents. This makes the Portfolios’ identification of excessive trading transactions in the Portfolios through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Moreover, the contract between an insurance company and the owner of a variable insurance contract may govern the frequency with which the contract owner may cause the insurance company to purchase or redeem shares of a Portfolio. Although the Portfolios encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolios cannot eliminate completely the possibility of excessive trading.
Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their insurance company or plan sponsor with respect to excessive trading in the Portfolios.

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AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION
The Policy on Disclosure of Portfolio Holdings adopted by the Trust is designed to protect the confidentiality of the Portfolios’ holdings, and prevent the selective disclosure and misuse of such information. The following describes policies and procedures with respect to disclosure of portfolio holdings.

•
Full Holdings.  Each Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N‑PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. Each Portfolio’s Form N-PORT filings and annual and semiannual reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally posted under the Fact Sheet for each Portfolio at https://janushenderson.com/clayton-street-trust.

•
Other Information.  See the prospectuses for the underlying ETFs for such funds’ portfolio holdings disclosure policies. Each Portfolio may occasionally provide holdings characteristics, performance attribution or contribution information, and statistics that do not disclose the names of portfolio holdings.

Janus Capital may exclude from publication on its website all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Portfolios. Under extraordinary circumstances, exceptions to the Policy on Disclosure of Portfolio Holdings may be made by Janus Capital’s Chief Investment Officer, in consultation with the Portfolios’ Chief Compliance Officer or a designee. Such exceptions may be made without prior notice to shareholders. A summary of the Portfolios’ holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Portfolios’ SAI.

SHAREHOLDER COMMUNICATIONS
Protective Life is responsible for providing annual and semiannual reports, including the financial statements of the Portfolios that you have authorized for investment. These reports show each Portfolio’s investments and the market value of such investments, as well as other information about each Portfolio and its operations. Please contact Protective Life or your financial adviser to obtain these reports. The Trust’s fiscal year ends December 31.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Portfolios’ financial performance for each fiscal period shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Portfolio Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and waivers (reimbursements), if applicable. The net expense ratio reflects expenses after any expense offset arrangement and waivers (reimbursements), if applicable. The information shown for the fiscal period or year ended December 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios’ financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.
The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. If these charges and expenses had been included, the performance for the period shown would be lower. “Total return” information may include adjustments in accordance with generally accepted accounting principles. As a result, returns may differ from returns for shareholder transactions.
Protective Life Dynamic Allocation Series – Conservative Portfolio

For a share outstanding during the year or period ended December 31	2020	2019	2018	2017	2016(1)
Net asset value, beginning of period	$11.73	$11.04	$11.42	$10.28	$10.00

Income/(loss) from investment operations:
Net investment income/(loss)(2)	0.12	0.21	0.17	0.16	0.12
Net realized and unrealized gain/(loss)	0.28	0.87	(0.40)	1.11	0.16
Total from Investment Operations	0.40	1.08	(0.23)	1.27	0.28

Less dividends and distributions:
Dividends (from net investment income)	(0.14)	(0.18)	(0.14)	(0.13)	—
Distributions (from capital gains)	(0.04)	(0.21)	(0.01)	—	—
Total dividends and distributions	(0.18)	(0.39)	(0.15)	(0.13)	—

Net asset value, end of period	$11.95	$11.73	$11.04	$11.42	$10.28

Total return*	3.50%	9.97%	(1.99)%	12.37%	2.80%
Net assets, end of period (in thousands)	$41,130	$31,433	$27,986	$19,129	$8,566
Average net assets for the period (in thousands)	$33,389	$29,980	$25,401	$13,847	$4,740
Ratios to average net assets**:
Ratio of gross expenses(3)	1.17%	1.27%	1.24%	1.54%	4.55%
Ratio of net expenses (after waivers and expense offsets)(3)	0.83%	0.79%	0.79%	0.76%	0.79%
Ratio of net investment income/(loss)(3)	1.11%	1.85%	1.48%	1.49%	1.67%
Portfolio turnover rate	112%	135%	73%	13%	73%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity contracts for which Clayton Street Trust serves as an underlying investment vehicle.

**	Annualized for periods of less than one full year.
(1)	Period from April 7, 2016 (inception date) through December 31, 2016.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Portfolio invests.

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Protective Life Dynamic Allocation Series – Moderate Portfolio

For a share outstanding during the year or period ended December 31	2020	2019	2018		2017	2016(1)
Net asset value, beginning of period	$12.45	$11.52	$11.94		$10.43	$10.00

Income/(loss) from investment operations:
Net investment income/(loss)(2)	0.12	0.22	0.16		0.18	0.13
Net realized and unrealized gain/(loss)	0.11	0.99	(0.44)		1.42	0.30
Total from investment operations	0.23	1.21	(0.28)		1.60	0.43

Less dividends and distributions:
Dividends (from net investment income)	(0.13)	(0.17)	(0.14)		(0.09)	—
Distributions (from capital gains)	(0.01)	(0.11)	—	(3)	—	—
Total dividends and distributions	(0.14)	(0.28)	(0.14)		(0.09)	—

Net asset value, end of period	$12.54	$12.45	$11.52		$11.94	$10.43

Total return*	2.01%	10.58%	(2.37)%		15.42%	4.30%
Net assets, end of period (in thousands)	$291,366	$200,568	$163,425		$112,448	$24,762
Average net assets for the period (in thousands)	$209,741	$184,518	$143,135		$65,001	$11,145
Ratios to average net assets**:
Ratio of gross expenses(4)	0.95%	1.00%	0.99%		1.26%	2.71%
Ratio of net expenses (after waivers and expense offsets)(4)	0.82%	0.77%	0.77%		0.73%	0.77%
Ratio of net investment income/(loss)(4)	1.06%	1.86%	1.35%		1.60%	1.73%
Portfolio turnover rate	127%	158%	76%		4%	55%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity contracts for which Clayton Street Trust serves as an underlying investment vehicle.

**	Annualized for periods of less than one full year.
(1)	Period from April 7, 2016 (inception date) through December 31, 2016.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Less than $0.005 on a per share basis.
(4)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Portfolio invests.

64½Clayton Street Trust

Protective Life Dynamic Allocation Series – Growth Portfolio

For a share outstanding during the year or period ended December 31	2020	2019	2018	2017	2016(1)
Net asset value, beginning of period	$13.41	$12.45	$13.06	$10.72	$10.00

Income/(loss) from investment operations:
Net investment income/(loss)(2)	0.09	0.23	0.14	0.19	0.13
Net realized and unrealized gain/(loss)	(0.44)	1.23	(0.61)	2.25	0.59
Total from investment operations	(0.35)	1.46	(0.47)	2.44	0.72

Less dividends and distributions:
Dividends (from net investment income)	(0.15)	(0.17)	(0.14)	(0.10)	—
Distributions (from capital gains)	(0.14)	(0.33)	—	—	—
Total dividends and distributions	(0.29)	(0.50)	(0.14)	(0.10)	—

Net asset value, end of period	$12.77	$13.41	$12.45	$13.06	$10.72

Total return*	(2.15)%	12.00%	(3.65)%	22.82%	7.20%
Net assets, end of period (in thousands)	$62,621	$81,015	$70,595	$52,015	$18,101
Average net assets for the period (in thousands)	$63,558	$79,176	$64,001	$34,683	$7,512
Ratios to average net assets**:
Ratio of gross expenses(3)	1.05%	1.07%	1.06%	1.33%	3.24%
Ratio of net expenses (after waivers and expense offsets)(3)	0.78%	0.73%	0.73%	0.67%	0.73%
Ratio of net investment income/(loss)(3)	0.75%	1.82%	1.04%	1.57%	1.79%
Portfolio turnover rate	217%	258%	87%	7%	46%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity contracts for which Clayton Street Trust serves as an underlying investment vehicle.

**	Annualized for periods of less than one full year.
(1)	Period from April 7, 2016 (inception date) through December 31, 2016.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Portfolio invests.

65½Clayton Street Trust

APPENDIX A

INVESTMENT OBJECTIVES AND STRATEGIES OF THE UNDERLYING ETFS
Below is a brief description of the investment objectives and strategies of each of the underlying ETFs in which a Portfolio, as of the date of this Prospectus, expects to invest. Each underlying ETF has its own investment objective and strategies and may hold a wide range of securities and other instruments in its portfolio. No assurance can be given that the underlying ETFs will achieve their investment objectives or that their investment strategies will be successful under all or any market conditions. This Prospectus is not an offer for any of the underlying ETFs. Additional information is available in the underlying ETFs’ prospectuses and statements of additional information available on the SEC’s website at http://www.sec.gov.
The portfolio managers may choose to remove, add or substitute other ETFs in order to obtain the desired market exposure, to further diversify and/or mitigate risk for a Portfolio, or for other reasons.
Potential Underlying ETFs Included in the Global Equity Investments (Stocks) Asset Category
iShares® Core S&P 500 ETF [Ticker: IVV] seeks to track the investment results of an index composed of large-capitalization U.S. equities. To achieve its investment objective, the underlying ETF generally invests at least 90% of its assets in securities of the S&P 500® Index and in depositary receipts representing securities of the S&P 500® Index.
iShares® Core S&P Small‑Cap ETF [Ticker: IJR] seeks to track the investment results of an index composed of small-capitalization U.S. equities. To achieve its investment objective, the underlying ETF generally invests at least 90% of its assets in securities of the S&P SmallCap 600® Index and in depositary receipts representing securities of the S&P SmallCap 600® Index.
Vanguard Small-Cap ETF [Ticker: VB] seeks to track the performance of the CRSP US Small Cap Index, a broadly diversified index of stocks of small U.S. companies.
iShares® MSCI All Country Asia ex‑Japan ETF [Ticker: AAXJ] seeks to track the investment results of an index composed of Asian equities, excluding Japan. To achieve its investment objective, the underlying ETF seeks to track the investment results of the MSCI AC Asia ex‑Japan Index, which, as of the date of this prospectus, is a free float-adjusted market capitalization index designed to measure equity market performance of securities from the following 11 developed and emerging market countries: China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Taiwan, and Thailand.
JP Morgan BetaBuilders Developed Asia ex‑Japan ETF [Ticker: BBAX] seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Developed Asia Pacific ex‑Japan Target Market Exposure IndexSM. The index is a free float adjusted market capitalization-weighted index that consists of equity securities from developed Asia-Pacific countries or regions other than Japan, including: Australia, Hong Kong, New Zealand, and Singapore.
Franklin FTSE Asia ex Japan ETF [Ticker: FLAX] seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Asia ex Japan RIC Capped Index (the FTSE Asia ex Japan Capped Index). The FTSE Asia ex Japan Capped Index is based on the FTSE Asia ex Japan Index and is designed to measure the performance of large– and mid– capitalization stocks from developed and emerging Asian countries, excluding Japan.
iShares® MSCI Japan ETF [Ticker: EWJ] seeks to track the investment results of an index composed of Japanese equities. To achieve its investment objective, the underlying ETF seeks to track the investment results of the MSCI Japan Index, which consists of stocks traded primarily on the Tokyo Stock Exchange.
Franklin FTSE Japan ETF [Ticker: FLJP] seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Japan RIC Capped Index (the FTSE Japan Capped Index). The FTSE Japan Capped Index is based on the FTSE Japan Index and is designed to measure the performance of Japanese large and mid‑capitalization stocks.
JPMorgan BetaBuilders Japan ETF [Ticker: BBJP] seeks investment results that closely correspond, before fees and expenses, to the performance of the Morning-star® Japan Target Market Exposure IndexSM. The index is a free float adjusted market capitalization weighted index which consists of stocks traded primarily on the Tokyo Stock Exchange or the Nagoya Stock Exchange.
iShares® MSCI United Kingdom ETF [Ticker: EWU] seeks to track the investment results of an index composed of U.K. equities. To achieve its investment objective, the underlying ETF seeks to track the investment results of the MSCI United Kingdom Index, which consists of stocks traded primarily on the London Stock Exchange.

66½Clayton Street Trust

Franklin FTSE United Kingdom ETF [Ticker: FLGB] seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE UK RIC Capped Index (the FTSE UK Capped Index). The FTSE UK Capped Index is based on the FTSE UK Index and is designed to measure the performance of United Kingdom large and mid‑capitalization stocks.
iShares® Russell 2000 ETF [Ticker: IWM] seeks to track the investment results of an index composed of small-capitalization U.S. equities. To achieve its investment objective, the underlying ETF seeks to track the investment results of the Russell 2000® Index, which measures the performance of the small-capitalization sector of the U.S. equity market, as defined by FTSE Russell.
Invesco QQQ TrustSM, Series 1 [Ticker: QQQ] seeks to provide investment results that generally correspond to the price and yield performance of the NASDAQ‑100 Index®. To achieve its investment objective, the underlying ETF’s portfolio will, under most circumstances, consist of all of the NASDAQ‑100 Index® securities.
Invesco NASDAQ 100 ETF [Ticker: QQQM] seeks to track the investment results of the NASDAQ-100 Index®, which includes securities of 100 of the largest domestic and international nonfinancial companies listed on The Nasdaq Stock Market LLC.
SPDR® EURO STOXX 50® ETF [Ticker: FEZ] seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the EURO STOXX 50® Index. To achieve its investment objective, under normal market conditions, the underlying ETF generally invests substantially all, but at least 80%, of its total assets in the securities comprising the EURO STOXX 50® Index, cash and cash equivalents or money market instruments. The underlying ETF employs a sampling strategy, which means that the underlying ETF is not required to purchase all of the securities represented in the EURO STOXX 50® Index. Instead, the underlying ETF may purchase a subset of the securities in the EURO STOXX 50® Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the EURO STOXX 50® Index.
JPMorgan BetaBuilders Europe ETF [Ticker: BBEU] seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Developed Europe Target Market Exposure IndexSM. The index is a free float adjusted market capitalization-weighted index which consists of equity securities from developed European countries or regions, including: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.
Franklin FTSE Europe ETF [Ticker: FLEE] seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Developed Europe RIC Capped Index (the FTSE Developed Europe Capped Index). The FTSE Developed Europe Capped Index is based on the FTSE Developed Europe Index and is designed to measure the performance of large and mid‑capitalization stocks from developed European countries.
SPDR® S&P 500® ETF Trust [Ticker: SPY] seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index. To achieve its investment objective, the underlying ETF holds a portfolio of the common stocks that are included in the S&P 500® Index, with the weight of each stock substantially corresponding to the weight of such stock in the S&P 500® Index.
Vanguard FTSE Europe ETF [Ticker: VGK] seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe. To achieve its investment objective, the underlying ETF employs an indexing investment approach by investing all, or substantially all, of its assets in the common stocks included in the FTSE Developed Europe All Cap Index. The FTSE Developed Europe All Cap Index is a market-capitalization-weighted index that, as of March 31, 2020 is made up of approximately 1,284 common stocks of large-, mid‑, and small‑cap companies located in 16 European countries – mostly companies in the United Kingdom, France, and Germany. The other countries represented in the index are: Switzerland, Spain, the Netherlands, Sweden, Italy, Denmark, Belgium, Finland, Norway, Austria, Ireland, Poland and Portugal.
Vanguard S&P 500 ETF [Ticker: VOO] seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. To achieve its investment objective, the underlying ETF employs an indexing investment approach designed to track the performance of the S&P 500® Index, by investing all, or substantially all, of its assets in the stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the S&P 500® Index.

67½Clayton Street Trust

Potential Underlying ETFs Included in the Intermediate- and Long-Duration Fixed-Income Investments Asset Category
iShares® Core U.S. Aggregate Bond ETF [Ticker: AGG] seeks to track the investment results of an index composed of the total U.S. investment-grade bond market. To achieve its investment objective, the underlying ETF seeks to track the investment results of the Bloomberg Barclays U.S. Aggregate Bond Index, which measures the performance of the total U.S. investment-grade bond market.
Vanguard Total Bond Market ETF [Ticker: BND] seeks to track the performance of a broad, market-weighted bond index. To achieve its investment objective, the underlying ETF employs an indexing investment approach designed to track the performance of the Bloomberg Barclays U.S. Aggregate Float Adjusted Index.
Potential Underlying ETFs Included in the Short-Duration Fixed-Income Investments Asset Category
Janus Henderson Short-Duration Income ETF [Ticker: VNLA] seeks to provide a steady income stream with capital preservation across various market cycles. To achieve its investment objective, the underlying ETF, under normal circumstances, invests its net assets in a portfolio of fixed-income instruments of varying maturities.
JPMorgan Ultra-Short Income ETF [Ticker: JPST] seeks to achieve its investment objective by investing at least 80% of its Assets in investment grade, U.S. dollar denominated short-term fixed, variable and floating rate debt.
PIMCO Enhanced Short Maturity Active ETF [Ticker: MINT] seeks maximum current income, consistent with preservation of capital and daily liquidity. To achieve its investment objective, the underlying ETF, under normal circumstances, invests at least 80% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards.
Invesco Ultra Short-Duration ETF [Ticker: GSY] seeks to provide returns in excess of cash equivalents while also seeking to provide preservation of capital and daily liquidity. To achieve its investment objective, the underlying ETF, invests at least 80% of its total assets in fixed-income securities of varying maturities, but with an average duration of less than one year.

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You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your broker dealer plan sponsor, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. The Portfolios’ Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at https://www.Janushenderson.com/clayton-street-trust. Additional Information about the Portfolios’ investments is available in the Portfolios’ annual and semiannual reports. In the Portfolios’ annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Portfolios.
The Statement of Additional Information provides detailed information about the Portfolios and is incorporated into this Prospectus by reference. Reports and other information about the Portfolios are available on the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e‑mail address: publicinfo@sec.gov.

janushenderson.com/clayton-street-trust
151 Detroit Street
Denver, CO 80206-4805
1-877-335-2687
The Trust’s Investment Company Act File No. is 811‑23121.

May 1, 2021

Protective Life Dynamic Allocation Series – Conservative Portfolio
Protective Life Dynamic Allocation Series – Moderate Portfolio
Protective Life Dynamic Allocation Series – Growth Portfolio

Clayton Street Trust

Statement of Additional Information

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectus for the shares (the “Shares”) of the Portfolios listed above (each, a “Portfolio” and collectively, the “Portfolios”), each of which is a separate series of Clayton Street Trust, a Delaware statutory trust (the “Trust”). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies.

Shares of the Portfolios may be purchased only by separate accounts for the purpose of funding variable annuity contracts issued exclusively by Protective Life Insurance Company and its affiliates (“Protective Life”).

This SAI is not a Prospectus and should be read in conjunction with the Portfolios’ Prospectus dated May 1, 2021, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your insurance company or by contacting a Janus representative at 1-877-335-2687. This SAI contains additional and more detailed information about the Portfolios’ operations and activities than the Prospectus. Portions of the Trust’s Annual Reports, which contain important financial information about the Portfolios, are incorporated by reference into this SAI. The Annual and Semiannual Reports are available, without charge, from your insurance company, at https://janushenderson.com/clayton-street-trust, or by contacting a Janus representative at 1-877-335-2687.

CLASSIFICATION, INVESTMENT POLICIES AND RESTRICTIONS, AND INVESTMENT STRATEGIES AND RISKS

CLAYTON STREET TRUST

This Statement of Additional Information includes information about three separate series of the Trust. Each Portfolio is a series of the Trust, an open-end, management investment company.

CLASSIFICATION

The Investment Company Act of 1940, as amended (“1940 Act”), classifies mutual funds as either diversified or nondiversified. Protective Life Dynamic Allocation Series – Conservative Portfolio (“Conservative Portfolio”), Protective Life Dynamic Allocation Series – Moderate Portfolio (“Moderate Portfolio”), and Protective Life Dynamic Allocation Series – Growth Portfolio (“Growth Portfolio”) are each classified as diversified.

ADVISER

Janus Capital Management LLC (“Janus Capital” or “Janus”) is the investment adviser for each Portfolio.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL PORTFOLIOS

The Portfolios are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio if a matter affects just that Portfolio) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio) are present or represented by proxy. Each of the following fundamental policies applies to each Portfolio.

Each Portfolio may not:

(1)  With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Portfolio’s total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

(2)  Purchase securities if 25% or more of the value of a Portfolio’s total assets would be invested in the securities of issuers conducting their principal business activities in the same industry or group of industries provided that: (i) investments in other investment companies shall not be considered an investment in any particular industry for purposes of this investment limitation; (ii) there is no limit on investments in U.S. Government securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (iii) this limitation shall not apply to a Portfolio’s investments in municipal securities; and (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance are each considered to be a separate industry).

(3)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent a Portfolio from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

(4)  Lend any security or make any other loan if, as a result, more than one-third of a Portfolio’s total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

(5)  Act as an underwriter of securities issued by others, except to the extent that a Portfolio may be deemed an underwriter in connection with the disposition of its portfolio securities.

(6)  Borrow money except that a Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Portfolio’s total assets (including the amount borrowed). The Portfolios may not issue “senior securities” in contravention of the 1940 Act.

(7)  Purchase or sell real estate or any interest therein, except that a Portfolio may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

As a fundamental policy, a Portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as such Portfolio.

The Board of Trustees (“Trustees”) has adopted additional investment restrictions for the Portfolios. These restrictions are operating policies of the Portfolios and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:

(1)  A Portfolio may not purchase securities on margin or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

(2)  A Portfolio may not pledge, mortgage, hypothecate, or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

(3)  A Portfolio may not acquire any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets.

(4)  The Portfolios may not invest in companies for the purpose of exercising control of management.

Unless otherwise stated, except for the policies with respect to investments in illiquid investments and borrowing, the percentage limitations included in these policies and elsewhere in the SAI and Prospectus normally apply only at the time of purchase of a security. So, for example, if a Portfolio or an underlying fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. For purposes of complying with the concentration policy noted above, when a Portfolio invests in an unaffiliated exchange traded fund (“ETF”), it will only include the industry of such ETF if it concentrates in such industry as part of its investment strategy. Otherwise, each Portfolio does not include the industry assigned to non-concentrated unaffiliated ETFs for purposes of complying with its concentration policy. To the extent a Portfolio invests in an affiliated ETF, it considers the underlying holdings of the affiliated ETF for purposes of complying with the Portfolio’s concentration policy.

Under the terms of an exemptive order received from the Securities and Exchange Commission (“SEC”), each Portfolio may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Portfolio will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Portfolio will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs, and interfund loans are subject to the risk that the borrowing Portfolio may be unable to repay the loan when due. While it is expected that a Portfolio may borrow money through the program to satisfy redemption requests or to cover unanticipated cash shortfalls, a Portfolio may elect to not participate in the program during times of market uncertainty or distress or for other reasons.

For purposes of each Portfolio’s policies on investing in particular industries, each Portfolio relies primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that the above classifications are so broad that the primary economic characteristics in a single class are materially different, the Portfolios may further classify issuers in accordance with industry classifications consistent with relevant SEC staff interpretations. The Portfolios may change any source used for determining industry classifications without prior shareholder notice or approval.

INVESTMENT STRATEGIES AND RISKS OF THE PORTFOLIOS AND THE UNDERLYING ETFS

The investment objective, investment strategies, and principal risks of each Portfolio are described in the Portfolios’ Prospectus. As discussed in the Prospectus, the Portfolios intend to invest in a dynamic portfolio of underlying exchange-traded funds (also referred to in this SAI as “ETFs,” or “underlying ETFs”), to pursue a target allocation of global equity and intermediate- and long-duration fixed income market exposure, and short-duration investments, which can include cash, money market instruments and short-duration affiliated and unaffiliated underlying ETFs (“short duration investments”). The Portfolios intend to employ a proprietary, quantitative-based investment strategy in which allocations will be adjusted, based on market conditions, pursuant to a proprietary methodology co-developed by Janus Capital and Protective Life (the “Allocation Adjustment Program”).

This SAI contains supplemental information about those strategies and risks and the types of securities that may be selected for a Portfolio or an underlying ETF. Except as described below and except as otherwise specifically stated in the Prospectus or this SAI, each Portfolio’s investment policies set forth in its Prospectus and in this SAI are not fundamental and may be changed without shareholder approval.

This section discusses investment strategies of the Portfolios, which may also apply to the underlying ETFs in which each Portfolio may invest. This section also details the risks associated with each investment strategy because each investment vehicle and technique contributes to a Portfolio’s overall risk profile.

Allocation Adjustment Program

The Allocation Adjustment Program allocates a Portfolio’s assets among seven different equity asset classes, short-duration investments (the “Variable Short-Duration Allocation”), and with respect to Conservative Portfolio and Moderate Portfolio, intermediate- and long-duration fixed-income investments (the “Static Fixed Income Allocation”). Assets are allocated between equity asset classes and the Variable Short-Duration Allocation on a weekly basis, based on historical market indicators. Specifically, the Allocation Adjustment Program compares the current valuation of an equity asset class compared to the 252-day moving average. To maintain consistency in this historical review across different asset classes, the 252-day moving average for each asset class is calculated using available data for the 252-day window of the U.S. Large Cap Equity asset class. In contrast, the Static Fixed Income Allocations for each of Conservative Portfolio and Moderate Portfolio are expected to remain constant over time, subject to market movements, and are rebalanced on a quarterly basis. At no time will an individual asset class exposure be less than zero for investment purposes (i.e., no short exposure), and generally an asset class exposure will not be greater than its maximum target allocation, except due to market movements between periodic rebalancing of the Portfolios. Market movements between when the Allocation Adjustment Program is run and when the resulting allocation is implemented in a Portfolio on the next trading day, may result in a Portfolio purchasing more than the stated maximum target allocation for a particular asset class. In addition, to the extent market movements between periodic rebalancing of the Portfolios results in an asset class exposure in excess of its maximum target allocation, a Portfolio will continue to buy and sell assets reflecting the Portfolio’s current composition as it manages purchase and redemption orders for the Portfolio, and when it implements trades directed by the weekly Allocation Adjustment Program.

Bonds

A Portfolio or underlying ETF may invest in U.S. dollar-denominated bonds. A bond is an interest-bearing security issued by a U.S. or non-U.S. company, or U.S. or non-U.S. governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

An issuer may have the right to redeem or “call” a bond before maturity, in which case a fund may have to reinvest the proceeds at lower market rates. Similarly, a fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear interest at an interest rate that is adjusted periodically. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues, and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first right to payment and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).

Borrowing

A Portfolio may borrow for temporary or emergency purposes and an underlying ETF may borrow to the extent permitted by its investment policies, as limited by the 1940 Act, applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased with the proceeds of such borrowing. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Variable Short-Duration Allocation

As discussed in the Portfolios’ Prospectus, a Portfolio’s allocation to cash, money market instruments and short-duration affiliated and unaffiliated underlying ETFs may be as low as 0% or as high as 50%, 65%, and 100% of its assets for Conservative Portfolio, Moderate Portfolio, and Growth Portfolio, respectively, depending on prevailing market conditions and the results of the Allocation Adjustment Program. A Portfolio’s allocation to short-duration investments may include investment in the Janus Henderson Short Duration Income ETF that invests in a portfolio of fixed income instruments across a broad range of sectors and geographies while maintaining a short duration portfolio. The types of investments in which the Janus Henderson Short Duration Income ETF may invest include, among others, debt securities (including high yield bonds); mortgage-backed securities; asset-backed securities; and derivatives. Securities may include investments of U.S. and foreign public and private issuers. Each Portfolio may invest in short-duration affiliated and unaffiliated underlying ETFs. Securities that a Portfolio may invest in as a means of receiving a return on the portion of the Portfolio’s assets allocated to short-duration investments include high-quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes, bonds, and floating interest rate securities. Obligations of financial institutions include certificates of deposit and time deposits. A Portfolio may also invest in repurchase agreements, including those secured by U.S. Treasuries, U.S. Government agencies, or other securities deemed appropriate by Janus Capital. Some government agencies backed by the full faith and credit of the United States are supported by the issuer’s ability to borrow from the U.S. Treasury, some are supported only by the credit of the issuer, and some are supported by the United States in some other way. A Portfolio may also invest in affiliated or unaffiliated money market funds which invest in the instruments described above. A Portfolio may also invest its cash in a cash sweep program, an arrangement in which the Portfolio’s uninvested cash balance at the end of each day is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements or is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. To the extent a Portfolio invests through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Portfolio from accessing its cash.

Custody Risk

Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash, and other assets by local banks, agents, and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. In general, the less developed a country’s securities market, the greater the likelihood of custody problems. Practices in relation to the settlement of securities transactions in emerging market countries involve higher risks than those in developed market countries, in part because of the use of brokers and counterparties that are often less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence or undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being lost. In addition, the laws of certain countries may put limits on an underlying ETF’s ability to recover its assets if a foreign bank, depository, issuer of a security, or agent of any of the foregoing goes bankrupt. Such underlying ETF would absorb any loss resulting from such custody problems and may have no successful claim for compensation.

Cyber Security Risk

With the increased use of the Internet to conduct business, the Portfolios and underlying ETFs are susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Portfolios’ and the underlying ETFs’ operations through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Portfolios’, underlying ETFs’ websites, or a service provider’s systems, which renders them inoperable to intended users until appropriate actions are taken. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Portfolio’s and underlying ETFs’ systems.

Cyber security failures or breaches by the Portfolios’ or underlying ETFs’ service providers (including, but not limited to, Janus Capital, custodians, transfer agents, and financial intermediaries), or the sub-advisers (if applicable) may cause disruptions and impact the service providers’, the Portfolios’, and underlying ETFs’ business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business and the Portfolios or underlying ETFs to process transactions, inability to calculate a Portfolio’s or underlying ETF’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Portfolios and underlying ETFs may incur incremental costs to prevent cyber incidents in the future. The Portfolios, underlying ETFs, and their shareholders could be negatively impacted as a result. While Janus Capital has established business continuity plans and risk management systems designed to prevent or reduce the impact of such cyber-attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cyber-attack tactics. As such, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Portfolios and underlying ETFs cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which a Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investment in such securities to lose value.

Diversification

Each Portfolio is classified as diversified, and the underlying ETFs may be classified as either “diversified” or “nondiversified.” Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer.

Exchange-Traded Funds

Each Portfolio may invest up to 100% of its assets in ETFs. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index (“underlying index”) or be actively managed. An underlying ETF may invest in ETFs subject to certain regulatory limits.

NAV/Premium/Discount.  ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Shares of an underlying ETF may trade on stock exchanges at prices at, above, or below the underlying ETF’s most recent NAV. The NAV of the underlying ETF is calculated at the end of each business day and fluctuates with changes in the market value of the underlying ETF’s holdings. The trading price of an underlying ETF’s shares fluctuates continuously throughout trading hours based on both market supply of and demand for underlying ETF shares and the underlying value of the underlying ETF’s portfolio holdings or NAV. As a result, the trading prices of an underlying ETF’s shares may deviate significantly from NAV during periods of market volatility. As a result, a Portfolio may pay more or less than NAV when it buys underlying ETF shares, and may receive more or less than NAV when it sells underlying ETF shares.

Index-Related Risk.  There is no assurance that an index provider or its agents that may act on its behalf will compile an underlying ETF’s underlying index accurately, or that the underlying index will be determined, composed, or calculated accurately. While the index provider provides descriptions of what the underlying index is designed to achieve, neither the index provider nor its agents provide any warranty or accept any liability in relation to the quality, accuracy, or completeness of the underlying index or its related data, and they do not guarantee that the underlying index will be in line with the index provider’s methodology. Apart from scheduled rebalances, the index provider or its agents may carry out additional ad hoc rebalances to the underlying index in order, for example, to correct an error in the selection of index constituents. Additionally, in response to various conditions, including market volatility, the index provider may unilaterally take certain actions that materially change the operation or expected composition of the underlying index (including altering the frequency of index rebalances). When the underlying index of an underlying ETF is rebalanced and the underlying ETF in turn rebalances its portfolio to attempt to increase the correlation between the underlying ETF’s portfolio and the underlying index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the underlying ETF and its shareholders, including a Portfolio. Therefore, errors and additional ad hoc rebalances carried out by the index provider to the underlying index may increase the costs and the tracking error risk of the underlying ETF.

Tracking Error Risk.  An underlying ETF that seeks to achieve a return that corresponds generally to an underlying index may be unable to reach its objective and the divergence of such underlying ETF’s performance from that of the underlying index is known as tracking error. Tracking error may occur because of differences between the securities and other instruments held in an underlying ETF’s portfolio and those included in the underlying index, pricing differences, transaction costs, the underlying ETF holding uninvested cash, differences in the timing of the accrual of dividends or interest, tax gains or losses, changes to the underlying index, or the costs of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because an underlying ETF incurs fees and expenses, while the underlying index does not.

Index Sampling Risk.  Certain underlying ETFs invest by sampling the underlying index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full underlying index in terms of key risk factors and other characteristics. There is a possibility that the securities selected for such an underlying ETF, in the aggregate, will not provide investment performance matching that of the underlying ETF’s target index.

Asset Class Risk.  The securities in an underlying ETF’s portfolio or its underlying index may underperform other securities or indexes that track other industries, groups of industries, markets, asset classes, or sectors. Various types of securities, currencies, and indexes may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls.

Market Trading Risk.  ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, a Portfolio may not be able to purchase or sell an underlying ETF at the most optimal time, which could adversely affect such Portfolio’s performance.

Authorized Participant Concentration Risk – For certain underlying ETFs, only authorized participants may engage in creation or redemption transactions directly with such underlying ETFs. These underlying ETFs have a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to an underlying ETF and no other authorized participant is able to step forward to create or redeem, in either of these cases, the underlying ETF shares may trade at a discount to NAV and possibly face delisting.

Secondary Market Trading Risk – ETF shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the ETF’s primary listing is maintained. Shares of an underlying ETF may trade in the secondary market at times when the underlying ETF does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the underlying ETF accepts purchase and redemption orders. Secondary market trading in underlying ETF shares may be halted by a stock exchange because of market conditions or for other reasons.

Circuit Breakers Risk – Trading of ETF shares may be halted by the activation of individual or market-wide “circuit breakers” (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of ETF shares may also be halted if (1) the shares are delisted from an exchange without first being listed on another exchange or (2) exchange officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

Short Sale Risk – ETF shares, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.

Illiquid Investments

A Portfolio may not acquire any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Illiquid investments, which include certain securities that are purchased in private placements, are securities that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Certain securities previously deemed liquid may become illiquid over time, particularly in periods of economic distress.

If illiquid investments that are assets exceed 15% of a Portfolio’s net assets, the Portfolio will take steps to reduce its holdings of such illiquid investments to or below 15% of its net assets within a reasonable period of time. Because illiquid investments may not be readily marketable, the portfolio manager may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of a Portfolio to decline.

Investment Company Securities

An underlying ETF may invest its assets, and a Portfolio may invest up to 100% of its total assets, in securities of other investment companies, subject to the provisions of the 1940 Act or as otherwise permitted by the SEC. Section 12(d)(1) of the 1940 Act prohibits a fund from acquiring: (i) more than 3% of another investment company’s voting stock; (ii) securities of another investment company with a value in excess of 5% of a fund’s total assets; or (iii) securities of such other investment company and all other investment companies owned by a fund having a value in excess of 10% of the fund’s total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a fund if, after the sale: (i) the fund owns more than 3% of the other investment company’s voting stock or (ii) the fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. A fund may invest its cash holdings in affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provisions of the 1940 Act that govern the operation of money market funds as part of a cash sweep program, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order. To the extent the underlying ETFs invest in money market funds or other funds, the underlying ETFs will be subject to the same risks that investors experience when investing in such other funds.

On October 7, 2020, the SEC adopted Rule 12d1-4 under the 1940 Act (“Rule 12d1-4”) to create a regulatory framework that allows funds and ETFs to invest in other funds in excess of the limitations imposed by Section 12 of the 1940 Act subject to certain specific limitations, conditions and requirements. The rulemaking includes, among other things, amendments to Rule 12d1-1, the rescission of Rule 12d1-2, the adoption of new Rule 12d1-4, and the rescission of certain exemptive relief issued by the SEC permitting certain fund of funds arrangements. These regulatory changes may impose additional compliance related costs on a Portfolio or may otherwise adversely impact a Portfolio’s operations. Rule 12d1-4 was effective January 19, 2021 and will be required to be implemented by January 19, 2022. To the extent necessary, the Trust expects to rely on Rule 12d1-4 on or prior to the January 19, 2022 implementation deadline.

Investment companies may include index-based investments such as exchange-traded funds, which hold substantially all of their assets in investments representing specific indices. The main risk of investing in index-based investments is the same as investing in a portfolio of investments comprising the index. Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Some ETFs have obtained exemptive orders permitting other investment companies, such as the Portfolios, to acquire their securities in excess of the limits of the 1940 Act.

As a shareholder of another investment company, a Portfolio or underlying ETF would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio or underlying ETF bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio investments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). If the market price of shares of an index-based investment decreases below the price that a Portfolio paid for the shares and the Portfolio were to sell its shares of such investment company at a time when the market price is lower than the price at which it purchased the shares, the Portfolio would experience a loss.

Issuer Risk

The performance of a Portfolio or an underlying ETF depends on the performance of individual securities to which such Portfolio or underlying ETF has exposure. Any issuer of these securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Regulatory Changes and Market Events and Risks

Federal, state, and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the Portfolios or the instruments in which the Portfolios invest, or the issuers of such instruments, in ways that are unforeseeable. Future legislation or regulation or other governmental actions could limit or preclude the Portfolios’ abilities to achieve their investment objectives or otherwise adversely impact an investment in the Portfolios. Furthermore, worsened market conditions, including as a result of U.S. government shutdowns or the perceived creditworthiness of the United States, could have a negative impact on securities markets.

Economic downturns can prompt various economic, legal, budgetary, tax, and regulatory reforms across the globe. In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd- Frank Act in 2010, provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and their financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

The value of a Portfolio’s holdings is also generally subject to the risk of significant future local, national, or global economic disruptions or slowdowns in the markets in which a Portfolio or underlying ETF invests. In the event of such an occurrence, the issuers of securities held by a Portfolio may experience significant declines in the value of their assets and even cease operations, or may require government assistance that is contingent on increased restrictions on their business operations or their government interventions. In addition, it is not certain that the U.S. government or foreign governments will intervene in response to a future market disruption and the effect of any such future intervention cannot be predicted.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate changes, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Portfolio or underlying ETF’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the U.S. These disruptions could prevent a Portfolio or underlying ETF from executing advantageous investment decisions in a timely manner and negatively impact a Portfolio or underlying ETF’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Portfolio. In addition, these disruptions could also impair the information technology and other operational systems upon which the Portfolios’ service providers, including Janus Capital, rely, and could otherwise disrupt the ability of employees of the Portfolios’ service providers to perform essential tasks on behalf of the Portfolios.

Pass-Through Securities

A Portfolio or underlying ETF may invest in various types of pass-through securities, such as commercial and residential mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as a Portfolio or underlying ETF.

Agency Mortgage-Related Securities.  The most common type of pass-through securities is mortgage-backed securities. Government National Mortgage Association (“Ginnie Mae”) Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Portfolio or underlying ETF will generally purchase “modified pass-through” Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the “issuer” and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

The Federal Home Loan Mortgage Corporation (“Freddie Mac”) issues mortgage participation certificates (“PCs”) which resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal.

The Federal National Mortgage Association (“Fannie Mae”) also issues mortgage pass-through certificates (“Fannie Mae Certificates”) which resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac. As of the date of this SAI, Fannie Mae and Freddie Mac remain under conservatorship.

In addition, the future for Fannie Mae and Freddie Mac is uncertain as the U.S. Government is considering multiple options, ranging on a spectrum from significant reform, nationalization, privatization, consolidation, to outright elimination of these entities. Congress is considering several pieces of legislation that would reform Fannie Mae and Freddie Mac, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues. Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure, and corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on these guaranteeing entities.

Each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as a fund), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a fund might be converted to cash, and the fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

A Portfolio’s or underlying ETF’s investments in mortgage-backed securities, including privately issued mortgage-related securities where applicable, may be backed by subprime mortgages. Subprime mortgages are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk.

Asset-Backed Securities.  Asset-backed securities represent interests in pools of consumer and commercial loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases, and syndicated bank loans. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The rate of principal payments on asset-backed securities is related to the rate of principal payments, including prepayments, on the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement.

Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. Prepayments of principal by borrowers or foreclosure or other enforcement action by creditors shortens the term of the underlying assets. The occurrence of prepayments is a function of several factors, such as the level of interest rates, the general economic conditions, the location and age of the underlying obligations, and other social and demographic conditions. An underlying ETF’s ability to maintain positions in asset-backed securities is affected by the reductions in the principal amount of the underlying assets because of prepayments. An underlying ETF’s ability to reinvest prepayments of principal (as well as interest and other distributions and sale proceeds) at a comparable yield is subject to generally prevailing interest rates at that time. The value of asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of the underlying securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of such assets. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which the assets were previously invested. Therefore, asset-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity. Because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. If the servicer of a pool of underlying assets sells them to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. Asset-backed securities have been, and may continue to be, subject to greater liquidity risks because of the deterioration of worldwide economic and liquidity conditions that became acute in 2008. In addition, government actions and proposals that affect the terms of underlying home and consumer loans, thereby changing demand for products financed by those loans, as well as the inability of borrowers to refinance existing loans, have had and may continue to have a negative effect on the valuation and liquidity of asset-backed securities.

Privately Issued Mortgage-Related Securities.  Privately issued mortgage-related securities are pass-through pools of conventional residential mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. A decline in real property values may exacerbate the level of losses that investors in privately issued mortgage-related securities experience. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans. Privately-issued mortgage-backed securities may be less liquid than other types of securities and underlying ETFs may be unable to sell these securities at the time or price it desires. During periods of market stress, an underlying ETF may be forced to sell these securities at significantly reduced prices, resulting in losses. Liquid privately-issued mortgage-backed securities can also become illiquid during periods of market stress.

An underlying ETF may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as a Portfolio or underlying ETF) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as a Portfolio or underlying ETF) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.

Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to a Portfolio’s or an underlying ETF’s industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, Janus Capital takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. Therefore, a Portfolio may invest more or less than 25% of its total assets in privately issued mortgage-related securities. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Commercial Mortgage-Backed Securities.  A Portfolio or underlying ETF may invest in commercial mortgage-backed securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans including office properties, retail properties, hotels, industrial mixed use properties or multi-family apartment buildings. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities.  Other mortgage-related securities in which a Portfolio or underlying ETF may invest include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including collateralized mortgage obligation residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing. In addition, a Portfolio or underlying ETF may invest in any combination of mortgage-related interest-only or principal-only debt.

Mortgage-related securities include, among other things, securities that reflect an interest in reverse mortgages. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence.

There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages, which are backed by the U.S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans. A mortgage-related security may be backed by a single type of reverse mortgage. Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is Ginnie Mae.

Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain. Because reverse mortgages are offered only to persons 62 and older and there may be no income restrictions, the loans may react differently than traditional home loans to market events.

Adjustable Rate Mortgage-Backed Securities.  A Portfolio or underlying ETF may invest in adjustable rate mortgage-backed securities (“ARMBS”), which have interest rates that reset at periodic intervals. Acquiring ARMBS permits a fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBS are based. Such ARMBS generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBS, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBS behave more like fixed-income securities and less like adjustable rate securities and are subject to the risks associated with fixed-income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Other Types of Pass-Through Securities.  A Portfolio or underlying ETF also may invest in other types of pass-through securities, such as credit-linked trust certificates, traded custody receipts, and participation interests. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Portfolio or underlying ETF may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the underlying ETFs’ prospectuses may apply.

Obligations of Financial Institutions

A Portfolio or underlying ETF may invest in obligations of financial institutions. Examples of obligations of financial institutions include: negotiable certificates of deposit, bankers’ acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations); Eurodollar and Yankee bank obligations as discussed below; and other U.S. dollar-denominated obligations of foreign banks that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which a Portfolio may invest. Certificates of deposit represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers’ acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed-time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Portfolio or underlying ETF but may be subject to early withdrawal penalties that could reduce a Portfolio’s or underlying ETF’s income. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven calendar days will be treated as illiquid securities. Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Foreign, Eurodollar, and, to a limited extent, Yankee bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and expropriation or nationalization of foreign issuers.

Municipal Obligations

A Portfolio or underlying ETF may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The municipal obligations which a Portfolio may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), and private activity bonds. In addition, a Portfolio may invest in securities issued by entities whose underlying assets are municipal bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s current financial obligations, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Portfolio to demand payment on short notice from the issuer or a financial intermediary.

Repurchase and Reverse Repurchase Agreements

In a repurchase agreement, a fund purchases an equity or fixed-income security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or “collateral.” A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Portfolio or an underlying ETF to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Portfolio or an underlying ETF may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent a Portfolio’s or an underlying ETF’s collateral focuses in one or more sectors, such as banks and financial services, the Portfolio is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven calendar days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Portfolios to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital. There is no guarantee that Janus Capital’s analysis of the creditworthiness of the counterparty will be accurate, and the underlying collateral involved in the transaction can expose a Portfolio to additional risk regardless of the creditworthiness of the parties involved in the transaction.

Reverse repurchase agreements are transactions in which a fund sells an equity or fixed-income security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. A Portfolio will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes, or as part of a cash management investment strategy.

Generally, a reverse repurchase agreement enables a fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Portfolio or an underlying ETF of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Portfolio or an underlying ETF with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Portfolio’s holdings or an underlying ETF’s portfolio, although the Portfolio’s or the underlying ETF’s intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. While a reverse repurchase agreement is outstanding, a Portfolio or an underlying ETF will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Portfolio will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. A fund’s reverse repurchase agreements may be considered to be borrowings or involve leverage and thus are subject to the 1940 Act restrictions (requiring funds to maintain at all times an asset coverage of at least 300% of the amount of its borrowings) as well as the fund’s own policies and restrictions borrowings.

U.S. Government Securities

The Portfolios and certain underlying ETFs may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities may include U.S. Treasury securities, including Treasury Inflation-Protected Securities (“TIPS”), Treasury bills, notes, and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which a Portfolio or underlying ETF may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the members of the Federal Farm Credit System, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association (“Sallie Mae”) are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because a Portfolio or underlying ETF must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.

When-Issued, Delayed Delivery and Forward Commitment Transactions

An underlying ETF may enter into “to be announced” or “TBA” commitments and may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the underlying ETF assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities an underlying ETF has committed to purchase prior to the time delivery of the securities is made. Because payment is not required until the delivery date, these risks are in addition to the risks associated with the underlying ETF’s other investments. If the other party to a transaction fails to deliver the securities, an underlying ETF could miss a favorable price or yield opportunity. If an underlying ETF remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When an underlying ETF has sold a security on a when-issued, delayed delivery, or forward commitment basis, it does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the underlying ETF could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, an underlying ETF will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date.

An underlying ETF may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

To facilitate TBA commitments, an underlying ETF is required to segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments. Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”), which are expected to be effective in October 2021, may include mandatory margin requirements for TBA commitments which, in some circumstances, will require an underlying ETF to also post collateral. These collateral requirements may increase costs associated with participation in the TBA market.

Valuation Risk

The sale price a Portfolio or underlying ETF could receive for a security may differ from such fund’s valuation of the security and, with respect to an underlying ETF, may differ from the value used by its underlying index, particularly for securities or assets that trade in low volume or volatile markets, or that are valued using a fair value methodology. Because non-U.S. exchanges may be open on days when a fund does not price its shares, the value of the securities or assets in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares. In addition, for purposes of calculating a fund’s NAV, the value of assets denominated in non-U.S. currencies is converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate an underlying ETF’s NAV and the prices used by its underlying index, which, in turn, could result in a difference between such underlying ETF’s performance and the performance of its underlying index.

Fund of Funds Structure Risk

Each Portfolio pursues its investment objective by investing its assets directly in the underlying ETFs or short-duration investments. The allocation of each Portfolio’s assets to underlying ETFs may not be successful in achieving the Portfolio’s objective. There is a risk that you may achieve lower returns by investing in a Portfolio instead of investing directly in an underlying ETF. A Portfolio’s returns are directly related to the aggregate performance and expenses of the underlying ETFs in which it invests. A Portfolio, as a shareholder in an underlying ETF, will indirectly bear its pro rata share of the expenses incurred by the underlying ETF. A Portfolio’s return will be net of these expenses, and these expenses may be higher or lower depending upon the allocation of the Portfolio’s assets among the underlying ETFs and the actual expenses of the underlying ETFs. There is additional risk for a Portfolio with respect to aggregation of holdings of underlying ETFs. The aggregation of holdings of underlying ETFs may result in a Portfolio indirectly having concentrated assets in a particular industry, geographical sector, or single company. Such indirect concentrated holdings may have the effect of increasing the volatility of the Portfolio’s returns. The Portfolios do not control the investments of the underlying ETFs, or any indirect concentration that occurs as a result of the underlying ETFs following their investment objectives.

To the extent each of the underlying ETFs in which a Portfolio invests experience the same or similar risks, there is a risk that the aggregation of holdings of the underlying ETFs will magnify each of the risks of investing in the underlying ETFs.

Affiliated Underlying Fund Risk

Janus Capital has the authority to select and substitute certain underlying affiliated ETFs and money market funds as investments for the Portfolios. Janus Capital will generally receive fees for managing such funds, in addition to the fees paid to Janus Capital by each Portfolio. The payment of such fees by underlying affiliated funds creates a conflict of interest when selecting underlying affiliated funds for investment in the Portfolios. Janus Capital, however, is a fiduciary to each Portfolio and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated funds. In addition, Janus Capital has contractually agreed to waive and/or reimburse a portion of the Portfolio’s management fee in an amount equal to the management fee it earns as an investment adviser to any of the affiliated ETFs with respect to the Portfolio’s investment in such ETF, less certain operating expenses.

Janus Capital manages many funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, because Janus Capital is the adviser to the Portfolios and potentially to certain of the underlying ETFs or money market funds, it is subject to certain potential conflicts of interest when allocating the assets of the Portfolios among underlying ETFs. The portfolio managers, officers, and Trustees of the Portfolios may also serve in the same capacity as portfolio managers, officers, and Trustees of the underlying funds. Conflicts may arise as the portfolio managers, officers, and Trustees seek to fulfill their fiduciary responsibilities to the Portfolios and the underlying funds.

Securities Lending

Under procedures adopted by the Trustees, the Portfolios may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete, among other things, certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. To the extent a Portfolio engages in securities lending, there is the risk of delay in recovering a loaned security. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The Portfolios may participate in a securities lending program pursuant to which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a Portfolio cannot vote the shares. The Portfolios have discretion to pull back lent shares before proxy record dates and vote proxies if time and jurisdictional restrictions permit. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If a Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances, individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, or in time deposits. An investment in a cash management vehicle is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause a Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolios and the affiliated cash management vehicle in which the cash collateral is invested, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolios and the cash management vehicle. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC and therefore may have an incentive to allocate collateral to the Janus Henderson Cash Collateral Fund LLC rather than to other collateral management options for which Janus Capital does not receive compensation.

INVESTMENT STRATEGIES AND RISKS OF THE UNDERLYING ETFS

Appendix A to the Portfolios’ currently effective prospectus provides a brief description of the investment objectives and strategies for underlying ETFs in which a Portfolio, as of the date of this SAI, expects to invest. Each underlying ETF has its own investment objective and strategies and may hold a wide range of securities and other instruments in its portfolio. No assurance can be given that the underlying ETFs will achieve their investment objectives or that their investment strategies will be successful under all or any market conditions. The risks set forth below are intended to describe other principal risks of the underlying ETFs, in addition to those set forth in the Prospectus and above in this SAI, but do not represent all risks of investing in the underlying ETFs. This SAI is not an offer for any of the underlying ETFs. Additional information is available in the underlying ETFs’ prospectuses and statements of additional information available on the SEC’s website at http://www.sec.gov.

The portfolio managers may choose to add or substitute other ETFs in order to obtain the desired market exposure, to further diversify and/or mitigate risk for a Portfolio, or for other reasons.

Potential Risks of the Underlying ETFs

Focus

An underlying ETF may focus its investments in related industry groups. To the extent that an underlying ETF’s investments are focused in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class, the investments in an underlying ETF’s portfolio may share common characteristics and react similarly to market developments, including adverse events, which may result in an increased risk of loss more than the market as a whole. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the underlying ETF’s net asset value. Sectors in which certain underlying ETFs focus include, but are not limited to, those which follow. In addition, see “Geographic Focus,” which discusses country and regional focus risks.

Consumer Discretionary Sector Risk.  The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income, consumer preferences, social trends, and marketing campaigns. Companies in this sector depend heavily on disposable household income and consumer spending and may be strongly affected by fads and marketing campaigns. These companies may be subject to severe competition, which may adversely affect their profitability.

Consumer Staples Sector Risk.  The consumer staples sector may be affected by marketing campaigns, changes in consumer demands, government regulations, and changes in commodity prices. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

Energy Sector Risk.  The energy sector of an economy is cyclical and highly dependent on energy prices. The market value of companies in the energy sector is strongly affected by the levels and volatility of global energy prices, energy supply and demand, capital expenditures on exploration and production of energy sources, energy conservation efforts, exchange rates, interest rates, economic conditions, tax treatment, increased competition and technological advances, among other factors. Companies in this sector may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of the revenues of these companies depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the prices of securities issued by companies in this sector. Energy companies may also operate in, or engage in transactions involving countries with, less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Any such event could have serious consequences for the general population of the affected area and could have an adverse impact on an underlying ETF’s portfolio and the performance of the underlying ETF. Energy companies can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government subsidization, world events and general economic conditions.

Financial Sector Risk.  Companies in the financial sector of an economy are often subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the financial sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financial sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades, and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. During the financial crisis that began in 2007, the deterioration of the credit markets impacted a broad range of mortgage- and asset-backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. During the financial crisis, a number of large financial institutions failed, merged with stronger institutions or had significant government infusions of capital. Instability in the financial markets caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. Those actions caused the securities of many financial companies to decline in value. The financial sector is particularly sensitive to fluctuations in interest rates.

Healthcare Sector Risk.  The profitability of companies in the healthcare sector may be affected by extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies, and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence.

Industrials Sector Risk.  The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions, and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Information Technology Sector Risk.  Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources, or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates, and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Materials Sector Risk.  Companies in the materials sector may be adversely affected by commodity price volatility, exchange rates, import controls, increased competition, depletion of resources, technical progress, labor relations and government regulations, and mandated expenditures for safety and pollution control, among other factors. Also, companies in the materials sector are at risk of liability for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns. These risks are heightened for companies in the materials sector located in foreign markets.

Depositary Receipts

Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository.” Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The underlying ETFs may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

Although the two types of depositary receipt facilities (sponsored and unsponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; however, the depository typically requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

For purposes of a fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, regulatory risk, market risk, and geographic investment risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in this SAI and in the underlying ETFs’ prospectuses and statements of additional information.

Futures, Options, and Other Derivative Instruments

Certain of the underlying ETFs may invest in derivative instruments, including but not limited to futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on fixed income or other securities, swaps and forward contracts. These derivative instruments may be used for hedging purposes (i.e., to manage and mitigate risks associated with an investment, currency exposure or market conditions), but may also be used to adjust currency exposure relative to a benchmark index, to manage duration (i.e., sensitivity to changes in interest rates) or to seek to enhance returns or earn income. When a derivative is used for non-hedging purposes, an underlying ETF will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. An underlying ETF may not use any derivative to gain exposure to an asset or class of securities that it would be prohibited by its investment restrictions from purchasing directly. Derivative instruments that are exchange traded and cleared tend to be more liquid and less susceptible to counterparty risk than derivatives that are not exchange traded and cleared. An underlying ETF’s ability to use derivatives instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose an underlying ETF to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:

Counterparty risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the underlying ETF.

Currency risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. An underlying ETF creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk – the risk that certain securities may be difficult or impossible to sell at the time that the underlying ETF would like or at the price that the underlying ETF believes the security is currently worth.

Index risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the underlying ETF could receive lower interest payments or experience a reduction in the value of the derivative to below what the underlying ETF paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, an underlying ETF may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the underlying ETF may require the counterparty to post collateral if the underlying ETF has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced by using collateral and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Futures Contracts.  Certain underlying ETFs may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, commodities, and commodity-linked derivatives (to the extent permitted by the underlying ETF and the Internal Revenue Code), or contracts based on interest rates and financial indices, including indices of U.S. Government securities, foreign government securities, commodities, and equity or fixed-income securities.

A public market exists in futures contracts covering a number of indices as well as financial instruments and foreign currencies, including, but not limited to: the S&P 500®; the S&P Midcap 400®; the Nikkei 225; the Markit CDX credit index; the iTraxx credit index; U.S. Treasury bonds; U.S. Treasury notes; U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; the LIBOR interest rate; the Euro Bund; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. See “LIBOR Replacement Risk” below.

U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”) or brokerage firm, which are members of a relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

Neither the CFTC, National Futures Association (“NFA”), SEC, nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery, and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, an underlying ETF’s investments in foreign futures transactions may not be provided the same protections in respect of transactions on U.S. exchanges. In particular, an underlying ETF that trades foreign futures contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, as amended (the “Commodity Exchange Act”), the CFTC’s regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. Similarly, such underlying ETF may not have the protection of the U.S. securities laws.

Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges. Although futures contracts (other than cash settled futures contracts including most stock index futures contracts) by their terms call for actual delivery or acceptance of the underlying instrument or commodity, in most cases the contracts are closed out before the maturity date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed. Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying instrument or commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements that are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

An underlying ETF may use futures contracts and options thereon, together with its positions in cash and money market instruments, to simulate full investment in its underlying index.

An underlying ETF may also enter into futures contracts to protect itself from fluctuations in the value of individual securities, the securities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt or equity security. For example, if an underlying ETF anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the underlying ETF could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the underlying ETF not participating in a market advance. This technique is sometimes known as an anticipatory hedge. An underlying ETF may also use this technique with respect to an individual company’s stock. To the extent an underlying ETF enters into futures contracts for this purpose, the segregated assets maintained to cover such underlying ETF’s obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the underlying ETF with respect to the futures contracts. Conversely, if an underlying ETF holds stocks and seeks to protect itself from a decrease in stock prices, the underlying ETF might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if an underlying ETF holds an individual company’s stock and expects the price of that stock to decline, the underlying ETF may sell a futures contract on that stock in hopes of offsetting the potential decline in the company’s stock price. An underlying ETF could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities. See each underlying ETF’s prospectus or statement of additional information for additional information, including any restrictions on its use of futures and options.

Risk of Investing in Futures Contracts.  The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers still may not result in a successful use of futures.

Futures contracts entail risks. There is no guarantee that derivative investments will benefit the underlying ETFs. An underlying ETF’s performance could be worse than if the underlying ETF had not used such instruments. For example, if an underlying ETF has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the underlying ETF will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio managers must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if an underlying ETF has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the underlying ETF.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to an underlying ETF will not match exactly the underlying ETF’s current or potential investments. An underlying ETF may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests – for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities – which involves a risk that the futures position will not correlate precisely with the performance of the underlying ETF’s investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with an underlying ETF’s investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between an underlying ETF’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. An underlying ETF may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in an underlying ETF’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the underlying ETF’s other investments.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of two days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for an underlying ETF to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, an underlying ETF may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such underlying ETF’s access to other assets held to cover its futures positions also could be impaired.

Options on Futures Contracts.  The underlying ETFs may buy and write put and call options on futures contracts with respect to, but not limited to, interest rates, commodities, foreign currencies, and security or commodity indices. A purchased option on a future gives an underlying ETF the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when an underlying ETF is not fully invested, it may buy a call option on a futures contract to hedge against a market advance.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, an underlying ETF will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the underlying ETF’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is higher than the exercise price, an underlying ETF will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the underlying ETF is considering buying. If a call or put option an underlying ETF has written is exercised, the underlying ETF will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, an underlying ETF’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of its portfolio securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, an underlying ETF may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

The amount of risk an underlying ETF assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

Forward Contracts.  A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The underlying ETFs may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

Forward Foreign Currency Contracts.  An underlying ETF may enter into forward foreign currency exchange contracts in order to facilitate local settlements or to offset the fund’s exposure to the component currencies. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). An underlying ETF will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell (“transaction hedge”). An underlying ETF also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency (“position hedge”) or by participating in options or futures contracts with respect to the currency. An underlying ETF also may enter into a forward currency contract with respect to a currency where the underlying ETF is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments (“anticipatory hedge”). In any of these circumstances an underlying ETF may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers believe there is a reasonable degree of correlation between movements in the two currencies (“cross-hedge”). In addition, an underlying ETF may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. An underlying ETF may enter into physically-settled non-U.S. currency forwards, and non-U.S. currency futures contracts and spot currency transactions to facilitate local securities settlements or to protect against currency exposure.

These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on an underlying ETF’s foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting an underlying ETF’s currency exposure from one foreign currency to another removes the underlying ETF’s opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the underlying ETF if its portfolio managers’ projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause an underlying ETF to assume the risk of fluctuations in the value of the currency it purchases which may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for an underlying ETF than if it had not entered into such contracts.

An underlying ETF may also use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. NDFs are cash settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currencies, where the profit or loss at the time of settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. NDFs generally have a fixing date and a settlement date. The fixing date is the valuation date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement date is the date by which the payment of the difference is due to the party receiving payment. NDFs are commonly quoted for time periods ranging from one month to up to two years, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded. Foreign currency forward contracts and NDFs are subject to regulation under the Dodd-Frank Act in the United States and under comparable regimes in Europe, Asia, and other non-U.S. jurisdictions. Physically-settled forwards between eligible contract participants, such as an underlying ETF, are generally subject to lighter regulation in the United States than NDFs and cash-settled foreign currency forward contracts. Under the Dodd-Frank Act, NDFs are regulated as swaps and are subject to rules requiring central clearing and mandatory trading on an exchange or facility that is regulated by the CFTC. NDFs traded in the over-the-counter market are subject to margin requirements that are expected to be finalized in the near future. Implementation of the regulations regarding clearing, mandatory trading, and margining of NDFs are likely to increase the cost to the underlying ETF of hedging currency risk and, as a result, may affect returns to investors in the underlying ETF, including a Portfolio. As a result of regulatory requirements under the 1940 Act, a fund is required to maintain an amount of liquid assets, accrued on a daily basis, having an aggregate value at least equal to the value of such fund’s obligations under the foreign currency forward contract or NDF. To the extent that foreign currency forward contracts are settled on a physical basis, the fund will generally be required to maintain an amount of liquid assets equal to the notional value of the contract. In connection with NDFs and cash-settled foreign currency forward contracts, on the other hand, which are performed on a net basis, with the underlying ETF receiving or paying only the net amount of a specified exchange rate, the underlying ETF will generally maintain liquid assets, accrued daily, equal to the accrued excess, if any, of the underlying ETF’s obligations over those of its counterparty under the contract. Accordingly, reliance by the underlying ETF on physically-settled foreign currency forward contracts may adversely impact investors by requiring the underlying ETF to set aside a greater amount of liquid assets than would generally be required if the underlying ETF were relying on cash-settled foreign currency forward contracts or NDFs.

While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the underlying ETFs’ ability to utilize forward contracts may be restricted. In addition, an underlying ETF may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts.

Options on Securities.  An underlying ETF may write covered and uncovered put and call options and buy put and call options on securities that are traded on U.S. and foreign securities exchanges and OTC. Examples of covering transactions include: (i) for a written put, selling short the underlying instrument at the same or higher price than the put’s exercise price; and (ii) for a written call, owning the underlying instrument. The underlying ETFs may write and buy options on the same types of securities that the underlying ETFs may purchase directly. The underlying ETFs may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date.

An underlying ETF may cover its obligations on a put option by segregating cash or other liquid assets with the underlying ETF’s custodian for a value equal to: (i) the full notional value of the put for physically settled options; or (ii) the in-the-money value of the put for cash settled options. An underlying ETF may also cover its obligations on a put option by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held: (i) is equal to or greater than the exercise price of the put written; or (ii) is less than the exercise price of the put written if the difference is maintained by the underlying ETF in cash or other liquid assets in a segregated account with its custodian. The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

An underlying ETF may cover its obligations on a call option by segregating cash or other liquid assets with the underlying ETF’s custodian for a value equal to: (i) the current market value, marked-to-market daily, of the underlying security (but not less than the full notional value of the call) for physically settled options; or (ii) the in-the-money value of the call for cash settled options. An underlying ETF may also cover its obligations on a written call option by (i) owning the underlying security covered by the call or having an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the underlying ETF’s custodian) upon conversion or exchange of other securities held in its portfolio; or (ii) holding a call on the same security and in the same principal amount as the call written where the exercise price of the call held: (a) is equal to or less than the exercise price of the call written; or (b) is greater than the exercise price of the call written if the difference is maintained by the underlying ETF in cash or other liquid assets in a segregated account with its custodian.

The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.” This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

In the case of a written call option, effecting a closing transaction will permit an underlying ETF to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit an underlying ETF to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit an underlying ETF to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If an underlying ETF desires to sell a particular security from its portfolio on which it has written a call option, the underlying ETF will effect a closing transaction prior to or concurrent with the sale of the security.

An underlying ETF will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. An underlying ETF will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the underlying ETF.

An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, an underlying ETF may not be able to effect closing transactions in particular options and the underlying ETF would have to exercise the options in order to realize any profit. If an underlying ETF is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange (“Exchange”) on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

An underlying ETF may write options in connection with buy-and-write transactions. In other words, an underlying ETF may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”), or above (“out-of-the-money”) the current value of the underlying security at the time the option is written.

Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, an underlying ETF’s maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the underlying ETF’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and an underlying ETF’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the underlying ETF may elect to close the position or take delivery of the security at the exercise price and the underlying ETF’s return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

An underlying ETF may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, the underlying ETF will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

An underlying ETF may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the underlying ETF upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the underlying ETF.

Options on Securities Indices.  The underlying ETFs may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities. The index may fluctuate as a result of changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor’s 100. Indices may also be based on a particular industry, market segment, or certain currencies such as the U.S. Dollar Index or DXY Index.

Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

Options on Non-U.S. Securities Indices.  The underlying ETFs may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The underlying ETFs may also purchase and write OTC options on foreign securities indices.

The underlying ETFs may, to the extent allowed by federal and state securities laws, invest in options on non-U.S. securities indices instead of investing directly in individual non-U.S. securities. The underlying ETFs may also use foreign securities index options for bona fide hedging and non-hedging purposes.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur. Price movements in an underlying ETF’s portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the portfolio managers may be forced to liquidate portfolio securities to meet settlement obligations. An underlying ETF’s activities in index options may also be restricted by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or exist.

Swaps and Swap-Related Products.  The underlying ETFs may enter into swap agreements or utilize swap-related products, including, but not limited to, total return swaps; equity swaps; interest rate swaps; commodity swaps; credit default swaps, including index credit default swaps (“CDXs”) and other event-linked swaps; swap agreements on security or commodity indices; swaps on ETFs; and currency swaps, caps, and floors (either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). To the extent an underlying ETF may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. An underlying ETF may enter into swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the underlying ETF. An underlying ETF will usually enter into total return swaps and interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the underlying ETF receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the underlying ETF’s obligations over its entitlement with respect to each swap will be calculated on a daily basis, and an amount of cash or other liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the underlying ETF’s custodian. If an underlying ETF enters into a swap on other than a net basis, it would maintain segregated assets in the full amount accrued on a daily basis of its obligations with respect to the swap.

Swap agreements entail the risk that a party will default on its payment obligations to an underlying ETF. If there is a default by the other party to such a transaction, the underlying ETF normally will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements also bear the risk that an underlying ETF will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the over-the-counter market. However, the Dodd-Frank Act now requires certain swap agreements to be centrally cleared. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions.

Some types of swaps are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for an underlying ETF. For example, swap execution facilities typically charge fees, and if an underlying ETF executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, an underlying ETF may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the underlying ETF’s behalf, against any losses or costs that may be incurred as a result of the underlying ETF’s transactions on the swap execution facility. If an underlying ETF wishes to execute a package of transactions that includes a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the underlying ETF could not execute all components of the package on the swap execution facility. In that case, the underlying ETF would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the underlying ETF to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the underlying ETF with an unhedged position for a period of time.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than other types of swaps. To the extent an underlying ETF sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the number of total return, equity, or interest rate swap transactions that may be entered into by an underlying ETF. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by an underlying ETF or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to swaps is limited to the net amount of the payments that an underlying ETF is contractually obligated to make. If the other party to a swap that is not collateralized defaults, the underlying ETF would risk the loss of the net amount of the payments that it contractually is entitled to receive. An underlying ETF may buy and sell (i.e., write) caps and floors, without limitation, subject to the segregation requirement described above. Certain swaps, such as total return swaps, may add leverage to an underlying ETF because, in addition to its total net assets, the underlying ETF may be subject to investment exposure on the notional amount of the swap.

Another form of a swap agreement is the credit default swap. As the seller in a credit default swap contract, an underlying ETF would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the underlying ETF would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the underlying ETF would keep the stream of payments and would have no payment obligations. As the seller, the underlying ETF would effectively add leverage to its portfolio because, in addition to its total net assets, the underlying ETF would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that an underlying ETF as a seller could be required to make in a credit default transaction would be the notional amount of the agreement. An underlying ETF may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the underlying ETF would function as the counterparty referenced in the preceding paragraph. Credit default swaps could result in losses if the underlying ETF does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.

Credit default swap agreements may involve greater risks than if an underlying ETF had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. An underlying ETF will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the underlying ETF may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the underlying ETF, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the underlying ETF.

Regulations enacted by the CFTC under the Dodd-Frank Act require the underlying ETFs to clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, an underlying ETF will submit the swap to, and post collateral with, an FCM that is a clearinghouse member. Alternatively, an underlying ETF may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. An underlying ETF may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the underlying ETFs to losses, increase their costs, or prevent the underlying ETFs from entering or exiting swap positions, accessing collateral, or fully implementing their investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Options on Swap Contracts.  Certain underlying ETFs may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”). Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.

Other Derivatives.  Certain underlying ETFs may invest in other types of derivatives such as caps, floors, collars and certain other financial instruments as set forth in such underlying ETF’s prospectus or statement of additional information available on the SEC’s website at http://www.sec.gov.

Developing Government Regulation of Derivatives.  The regulation of derivatives is a rapidly changing area of law and is subject to modification by government and judicial action. For example, on October 28, 2020, the SEC adopted new Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. New Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into and replaces the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, among other requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which a Portfolio or underlying fund engages in derivative transactions, may limit or prevent the Portfolio or underlying fund from using or limit the Portfolio’s or underlying fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Portfolio’s or underlying fund’s ability to achieve its investment objective. Janus Capital will continue to monitor developments in the area, particularly to the extent regulatory changes affect the ability to enter into derivative transactions. New requirements, even if not directly applicable to a Portfolio, may increase the cost of the Portfolio’s investments and cost of doing business.

Structured Investments.  A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.

Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. Structured investments include a wide variety of instruments which are also subject to special risk such as inverse floaters and collateralized debt obligations. Inverse floaters involve leverage which may magnify an underlying ETF’s gains or losses. The risk of collateral debt obligations depends largely on the type of collateral securing the obligations. There is a risk that the collateral will not be adequate to make interest or other payments related to the debt obligation the collateral supports.

Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, an underlying ETF’s ability to resell such a structured instrument may be more limited than its ability to resell other underlying ETF securities. An underlying ETF may treat such instruments as illiquid and such investments will be subject to the underlying ETF’s illiquid securities policies and limitations.

LIBOR Replacement Risk.  A Portfolio or underlying fund may invest in certain debt securities, derivatives, or other financial instruments that utilize the London Inter-Bank Offered Rate (“LIBOR”) as a reference rate for various rate calculations. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after

2021. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rates. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could adversely impact (i) volatility and liquidity in markets that are tied to LIBOR, (ii) the market for, or value of, specific securities or payments linked to those reference rates resulting in a reduction in the value of certain instruments held by a Portfolio or underlying fund, (iii) availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or changes to other interest rates may adversely affect a Portfolio’s or underlying fund’s performance and/or net asset value. Alternatives to LIBOR are established or in development in most major currencies including the Secured Overnight Financing Rate (“SOFR”) that is intended to replace the U.S. dollar LIBOR.

Uncertainty regarding the process for amending existing contracts or instruments to transition away from LIBOR remains a concern for certain Portfolios or underlying fund. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio or underlying fund will vary depending on, among other things (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. For example, certain of a Portfolio’s investments or the investments of an underlying fund may involve individual contracts that have (i) no existing fallback provision or language that contemplates the discontinuation of LIBOR or (ii) inadequate fallback provisions or language that does not contemplate a permanent discontinuation of LIBOR, and those investments could experience increased volatility or reduced liquidity as a result of the transition process. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of a Portfolio or underlying fund that holds such instrument. Accordingly, it is difficult to predict.

Equity Securities

The underlying ETFs may invest in equity securities, which include, but are not limited to, common and preferred stocks, securities convertible or exchangeable into common stock, and warrants.

Common Stock.  Common stock represents a proportionate share of the ownership of a company. Common stocks sometimes are divided into several classes, with each class having different voting rights, dividend rights, or other differences in their rights and priorities. The value of a stock is based on the market’s assessment of the current and future success of a company’s business, any income paid to stockholders, the value of the company’s assets, and general market conditions. The value of a stock may also be adversely affected by other factors such as accounting irregularities, actual or perceived weaknesses in corporate governance practices of a company’s board or management, and changes in company management. Common stock values can fluctuate dramatically over short periods.

Preferred Stock.  A preferred stock represents an ownership interest in a company, but pays dividends at a specific rate and has priority over common stock in payment of dividends and liquidation claims. Preferred stock dividends are generally cumulative, noncumulative, or participating. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. Like debt securities, the value of a preferred stock often fluctuates more in response to changes in interest rates and the creditworthiness of the issuer, rather than in response to changes in the issuer’s profitability and business prospects. Preferred stock is subject to similar risks as common stock and debt securities.

Convertible Security.  A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security, such as a “convertible preferred stock,” provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. Like a common stock, the value of a convertible security tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. As with a fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.

A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by an underlying ETF is called for redemption or conversion, the underlying ETF could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Synthetic convertible securities are created by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible security is comprised of two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, an underlying ETF may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the convertible component would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.

Warrants.  Warrants constitute options to purchase equity securities at a specific price and are valid for a specific period of time. They do not represent ownership of the equity securities, but only the right to buy them. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying equity securities. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the common stock to rise. The price of a warrant may be more volatile than the price of its underlying security. A warrant becomes worthless if it is not exercised within the specified time period.

Foreign Securities

An underlying ETF’s foreign securities investments may be held indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly via investment in foreign markets, including emerging markets. Investments in foreign securities may include, but are not limited to, corporate debt securities of foreign issuers, preferred or preference stock of foreign issuers, certain foreign bank obligations, and U.S. dollar or foreign currency-denominated obligations of foreign governments or supranational entities or their subdivisions, agencies, and instrumentalities. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because an underlying ETF’s performance may depend on factors other than the performance of a particular company. These factors include:

Currency Risk.  An underlying ETF’s investments and strategies will involve exposure to foreign currencies. Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as an underlying ETF holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When an underlying ETF sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency. Additionally, and as a result of an underlying ETF’s use of currency investment strategies, the underlying ETF’s net currency positions may expose the underlying ETF to losses independent of any securities positions.

Emerging Markets.  Certain underlying funds may invest assets in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Investing in emerging markets involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. The prices of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in more developed markets. Similarly, issuers in such markets may not be subject to regulatory, disclosure, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. Information about emerging markets companies, including financial information, may be less available or reliable and the ability to conduct due diligence with respect to such companies may be limited. In addition, certain emerging market jurisdictions materially restrict the Public Company Accounting Oversight Board’s (“PCAOB”) inspection, investigation and enforcement capabilities which impairs the ability to conduct independent oversight or inspection of accounting firms located in or operating in certain emerging markets; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of emerging market issuers meet PCAOB standards. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. In addition, the economies of developing countries tend to be heavily dependent upon international trade and, as such, have been, and may continue to be, adversely impacted by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This may be attributed to both the geographic location of emerging market countries or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they do business. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness and/or resources than participants in developed markets.

The securities markets of many of the emerging markets countries in which an underlying fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Moreover, the legal remedies for investors in emerging markets or other legal systems to ensure orderly enforcement of property interests such as bankruptcy may be more limited than the remedies available in the United States, and the ability of U.S. authorities (e.g., the SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. A shareholder’s ability to bring and enforce legal actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and as a result such claims may be difficult or impossible to pursue. In the event of a default on any investments in foreign debt obligations, it may be more difficult to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. Further, an underlying fund’s ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in illiquid securities. In addition, the taxation systems at the federal, regional and local levels in developing or emerging market countries may be less transparent and inconsistently enforced, and subject to sudden change.

The Portfolios may be subject to emerging markets risk to the extent that they invest in underlying funds that invest in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

Foreign Market Risk.  Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for an underlying ETF to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on an underlying ETF. Such factors may hinder an underlying ETF’s ability to buy and sell emerging market securities in a timely manner, affecting the underlying ETF’s investment strategies and potentially affecting the value of the underlying ETF.

Political and Economic Risk.  Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. Certain countries in which an underlying ETF invests are subject to a considerable degree of governmental control and regulation, political corruption or instability or social unrest, which may stifle competition or cause adverse effects on economic growth and could adversely affect an underlying ETF’s investments. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of an underlying ETF’s assets from that country. Further, acts of terrorism in the United States or other countries may cause uncertainty in the financial markets and adversely affect the performance of the issuers to which an underlying ETF has exposure. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Regulatory Risk.  There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

Reliance on Trading Partners Risk.  The economies of many countries in which an underlying ETF invests are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers, or a slowdown in the economies of key trading partners may adversely affect the performance of any company in which an underlying ETF invests and have a material adverse effect on such underlying ETF’s performance.

Security Risk.  Some geographic areas in which an underlying ETF invests have experienced security concerns. Incidents involving a country’s or region’s security may cause uncertainty in these markets and may adversely affect its economy and the underlying ETF’s investments.

Transaction Costs.  Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Geographic Focus

To the extent an underlying ETF invests a significant portion of its assets in a particular country or geographic region, the underlying ETF will generally have more exposure to certain risks and world events such as political upheaval, social conditions, financial troubles, or natural disasters in the country or region in which it invests. For example, an underlying ETF that focuses on a single country (e.g., China or Japan) or a specific region (e.g., the Middle East or African countries) is more exposed to that country’s or region’s economic cycles, currency exchange rates, stock market valuations, and political risks compared with a more geographically diversified fund. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on an underlying ETF’s performance. Some of the markets in which certain underlying ETF invests are located in parts of the world that have historically been prone to natural disasters, such as earthquakes, tornadoes, volcanic eruptions, droughts, floods, hurricanes or tsunamis, and are economically sensitive to environmental events.

Risk of Investing in Asia.  Many Asian economies have experienced rapid growth and industrialization in recent years, but there is no assurance that this growth rate will be maintained. Other Asian economies, however, have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. During the recent global recession, many of the export-driven Asian economies experienced the effects of the economic slowdown in the United States and Europe, and certain Asian governments implemented stimulus plans, low-rate monetary policies and currency devaluations. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which an underlying ETF invests. Many Asian countries are subject to security and structural risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. These risks, among others, may adversely affect the value of the underlying ETF’s investments.

Risk of Investing in the People’s Republic of China (“PRC”).   In addition to the risk listed under “Foreign Securities” and “Emerging Markets,” investing in the PRC, or having indirect exposure to the PRC through derivative investments, subjects an underlying ETF to risks specific to the PRC. These additional risks include (without limitation): (i) inefficiencies resulting from erratic growth; (ii) the unavailability of consistently-reliable economic data; (iii) potentially high rates of inflation; (iv) dependence on exports and international trade; (v) relatively high levels of asset price volatility; (vi) small market capitalization and less liquidity; (vii) greater competition from regional economies; (viii) fluctuations in currency exchange rates, particularly in light of the relative lack of currency hedging instruments and controls on the ability to exchange local currency for U.S. dollars; (ix) the relatively small size and absence of operating history of many Chinese companies; (x) the developing nature of the legal and regulatory framework for securities markets, custody arrangements and commerce; and (xi) uncertainty with respect to the commitment of the government of the PRC to economic reforms.

Although the PRC has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. As an emerging market, many factors may affect such stability - such as increasing gaps between the rich and poor or agrarian unrest and instability of existing political structures - and may result in adverse consequences to a fund investing in securities and instruments economically tied to the PRC. Political uncertainty, military intervention and political corruption could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers, and could result in significant disruption to securities markets. Reduction in spending on Chinese products and services, the imposition of tariffs or other trade barriers by the United States or other foreign governments on exports from the PRC, or a downturn in any of the economies of the PRC’s key trading partners may also have an adverse impact on Chinese issuers and the PRC’s economy as a whole. The current political climate has intensified concerns about trade tariffs and a potential trade war between the PRC and the United States. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods, and possible failure of individual companies and/or large segments of the PRC’s export industry with a potentially negative impact to an underlying ETF.

The PRC is dominated by the one-party rule of the Communist Party. Investments in the PRC are subject to risks associated with greater governmental control over and involvement in the economy. The PRC manages its currency at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. The PRC also may restrict the free conversion of its currency into foreign currencies, including the U.S. dollar. Currency repatriation restrictions may have the effect of making securities and instruments tied to the PRC relatively illiquid, particularly in connection with redemption requests. In addition, the government of the PRC exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency denominated obligations and provision of preferential treatment to particular industries and/or companies. Economic reform programs in the PRC have contributed to growth, but there is no guarantee that such reforms will continue.

Chinese companies, particularly those located in China, may lack, or have different, accounting and financial reporting standards, which may result in the unavailability of material information about Chinese issuers. PRC companies are required to follow Chinese accounting standards and practices, which may be less rigorous and significantly different than international accounting standards. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. Generally Accepted Accounting Principles. Furthermore, the PCAOB has warned that it lacks the ability to inspect audit work and practices of PCAOB-registered auditing firms in China. This may result in inaccurate or incomplete financial records of an issuer’s operations within China, which may have a negative impact on an underlying fund’s investments in such companies.

Natural disasters such as droughts, floods, earthquakes and tsunamis have plagued the PRC in the past, and the region’s economy may be affected by such environmental events in the future. An underlying ETF’s investment in the PRC is, therefore, subject to the risk of such events (see “Geographic Investment Risk”). In addition, the relationship between the PRC and Taiwan is particularly sensitive, and hostilities between the PRC and Taiwan may present a risk to an underlying ETF’s investments in the PRC.

Eurozone Risk.  A number of countries in the EU have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU.

Certain countries in the EU have had to accept assistance from supra governmental agencies such as the International Monetary Fund and the European Financial Service Facility. The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. Responses to these financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

In addition, certain European countries have recently experienced negative interest rates on certain fixed-income instruments. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may result in heightened market volatility and may detract from a Portfolio’s performance to the extent an underlying ETF is exposed to such interest rates.

Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on an underlying ETF’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Brexit Risk.  The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Risk of Investing in India.  India is an emerging market and exhibits significantly greater market volatility from time to time in comparison to more developed markets. Political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage, and the risk of nationalization or expropriation of assets may result in higher potential for losses.

Moreover, governmental actions can have a significant effect on the economic conditions in India, which could adversely affect the value and liquidity of an underlying ETF’s investments. The securities markets in India are comparatively underdeveloped, and stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. The limited liquidity of the Indian securities markets may also affect an underlying ETF’s ability to acquire or dispose of securities at the price and time that it desires.

Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. In addition, the Reserve Bank of India (“RBI”) has imposed limits on foreign ownership of Indian securities, which may decrease the liquidity of an underlying ETF’s portfolio and result in extreme volatility in the prices of Indian securities. These factors, coupled with the lack of extensive accounting, auditing and financial reporting standards and practices, as compared to the United States, may increase an underlying ETF’s risk of loss.

Further, certain Indian regulatory approvals, including approvals from the Securities and Exchange Board of India (“SEBI”), the RBI, the central government, and the tax authorities (to the extent that tax benefits need to be utilized), may be required before an underlying ETF can make investments in the securities of Indian companies.

Risk of Investing in North America.  Economic events in any one North American country can have a significant economic effect on the entire North American region and on some or all of the North American countries in which an underlying ETF invests. The United States is Canada’s and Mexico’s largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“USMCA”) in 1994 among Canada, the United States, and Mexico, total merchandise trade among the three countries has increased. Additionally, the three countries signed a new trade agreement in 2018, the United States-Mexico-Canada Agreement (USMCA), that was signed into law in January 2020. The USMCA amends aspects of NAFTA, and such changes may have a significant negative impact on a country’s economy and, consequently, the value of securities held by an underlying ETF. Moreover, the likelihood of further policy and legislative changes in one country may have a significant effect on North American markets generally, as well as on the value of certain securities held by an underlying ETF.

Risk of Investing in South Korea.  Investments in South Korean issuers involve risks that are specific to South Korea, including legal, regulatory, political, currency, security and economic risks. Substantial political tensions exist between North Korea and South Korea and recently these political tensions have escalated. The outbreak of hostilities between the two nations, or even the threat of an outbreak of hostilities, will likely adversely impact the South Korean economy. In addition, South Korea’s economic growth potential has recently been on a decline, mainly because of a rapidly aging population and structural problems.

Risk of Investing in the United States.  An underlying ETF may have significant exposure to U.S. issuers. A decrease in imports or exports, changes in trade regulations, and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. The financial crisis that began in 2007 caused a significant decline in the value and liquidity of issuers in the United States. Policy and legislative changes in the United States are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as the value of certain securities. In addition, a continued rise in the U.S. public debt level or U.S. austerity measures may adversely affect U.S. economic growth and the securities to which an underlying ETF has exposure.

Risk of Investing in Japan.  An underlying ETF may invest in securities of companies that are principally located in Japan. The Japanese economy may be subject to considerable degrees of economic, political, and social instability, which could have a negative impact on Japanese securities. Since the year 2000, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons, and tsunamis, which could negatively affect an underlying ETF’s investment.

High Portfolio Turnover Risk

An underlying ETF may engage in active and frequent trading of its portfolio securities. High portfolio turnover (higher than 100%) may result in increased transaction costs to the underlying ETF, including brokerage commissions, dealer mark-ups, and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of an underlying ETF’s portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. Higher than normal portfolio turnover may adversely affect underlying ETF performance.

Inflation-Linked Securities

An underlying ETF may invest in inflation-indexed securities, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to an underlying ETF.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Municipal Obligations

The underlying ETFs may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The municipal obligations which an underlying ETF may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), and private activity bonds. In addition, an underlying ETF may invest in securities issued by entities whose underlying assets are municipal bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues.

The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable an underlying ETF to demand payment on short notice from the issuer or a financial intermediary.

An underlying ETF may invest in longer-term municipal obligations that give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request – usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, an underlying ETF would hold the longer-term security, which could experience substantially more volatility.

Mortgage Dollar Rolls

A mortgage dollar roll is a transaction in which an underlying ETF sells a mortgage-backed security to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A mortgage-dollar-roll program may be structured to simulate an investment in mortgage-backed securities at a potentially lower cost, or with potentially reduced administrative burdens, than directly holding mortgage-backed securities. For accounting purposes, each transaction in a mortgage dollar roll is viewed as a separate purchase and sale of a mortgage-backed security. The underlying ETF receives cash for a mortgage-backed security in the initial transaction and enters into an agreement that requires the underlying ETF to purchase a similar mortgage-backed security in the future. The counterparty with which an underlying ETF enters into a mortgage-dollar-roll transaction is obligated to provide the underlying ETF with similar securities to purchase as those originally sold by the underlying ETF. These securities generally must (1) be issued by the same agency and be part of the same program; (2) have similar original stated maturities; (3) have identical net coupon rates; and (4) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a certain percentage of the initial amount delivered.

High-Yield/High-Risk Bonds

Within the parameters of its specific investment policies, an underlying ETF may invest in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor’s Ratings Services and Fitch, Inc., or Ba or lower by Moody’s Investors Service, Inc.) or an unrated bond of similar quality.

Lower rated bonds involve a higher degree of credit risk (the risk that the issuer will not make interest or principal payments when due) than higher quality bonds. In the event of an unanticipated default, an underlying ETF would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected. High-yield/high-risk bonds are considered to be speculative in nature and may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and may be more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the secondary market on which high-yield securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Additionally, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

Please refer to the “Explanation of Rating Categories” section of this SAI for a description of bond rating categories.

Loan Interests and Direct Debt Instruments

Loan interests and direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations); to suppliers of goods or services (in the case of trade claims or other receivables); or to other parties. These investments involve a risk of loss in case of the default, the insolvency, or the bankruptcy of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a purchaser supply additional cash to a borrower on demand. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. Direct debt instruments may not be rated by a rating agency. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or they may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due. Corporate loans and other forms of direct corporate indebtedness in which an underlying ETF may invest generally are made to finance internal growth, mergers, acquisitions, stock repurchases, refinancing of existing debt, leveraged buyouts, and other corporate activities. A significant portion of the corporate indebtedness purchased by an underlying ETF may represent interests in loans or debt made to finance highly leveraged corporate acquisitions (known as “leveraged buyout” transactions), leveraged recapitalization loans, and other types of acquisition financing. Another portion may also represent loans incurred in restructuring or “work-out” scenarios, including super-priority debtor-in-possession facilities in bankruptcy and acquisition of assets out of bankruptcy. Loans in restructuring or work-out scenarios may be especially vulnerable to the inherent uncertainties in restructuring processes. In addition, the highly leveraged capital structure of the borrowers in any such transactions, whether in acquisition financing or restructuring, may make such loans especially vulnerable to adverse or unusual economic or market conditions. Loans and other forms of direct indebtedness generally are subject to restrictions on transfer, and only limited opportunities may exist to sell them in secondary markets. As a result, an underlying ETF may be unable to sell loans and other forms of direct indebtedness at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair value. Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that, under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest. Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid. An underlying ETF’s investment policies will govern the amount of total assets that it may invest in any one issuer or in issuers within the same industry.

Other Securities

An underlying ETF may invest in other types of securities disclosed in its prospectus or statement of additional information available on the SEC’s website at http://www.sec.gov.

Securities Lending

An underlying ETF may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete, among other things, certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. When a fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. A fund may earn income by investing this collateral in one or more cash management vehicles. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, a fund may lose money. If a fund is unable to recover a security on loan, the fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the fund.

Short Sales

Certain underlying ETFs may engage in “short sales against the box.” This technique involves either selling short a security that an underlying ETF owns, or selling short a security that an underlying ETF has the right to obtain, for delivery at a specified date in the future. An underlying ETF does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. An underlying ETF borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, an underlying ETF loses the opportunity to participate in the gain.

Certain underlying ETFs may also engage in other short sales. An underlying ETF may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. In a short sale transaction, an underlying ETF sells a security it does not own to a purchaser at a specified price. To complete a short sale, the underlying ETF must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. Short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, the underlying ETF may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the underlying ETF replaces the borrowed security, and the underlying ETF may realize a gain if the security declines in price between those same dates. Although an underlying ETF’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no upper limit to the cost of replacing the borrowed security. To borrow the security, an underlying ETF may also be required to pay a premium, which would increase the cost of the security sold.

The underlying ETFs may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the borrowed securities be returned to the lender on short notice, and an underlying ETF may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, a “short squeeze” can occur, which means that the demand is greater than supply for the stock sold short. If a short squeeze occurs, it is more likely that an underlying ETF will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

Until an underlying ETF closes its short position or replaces the borrowed security, the underlying ETF may designate liquid assets it owns (other than the short sale proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner is expected to be increased or decreased each business day equal to the change in market value of the underlying ETF’s obligation to purchase the security sold short. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. If the lending broker requires the underlying ETF to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the underlying ETF is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The underlying ETFs believe that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by an underlying ETF’s segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the underlying ETF’s borrowing restrictions. This requirement to segregate assets limits an underlying ETF’s leveraging of its investments and the related risk of losses from leveraging. An underlying ETF also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, an underlying ETF may or may not receive any payments (including interest) on collateral it has deposited with the broker. Certain underlying ETFs’ ability to invest in short sales may be limited, as described in the underlying ETF’s prospectuses.

Sovereign Debt

An underlying ETF may invest in sovereign debt, including of emerging market countries. Sovereign debt may be issued by foreign developed and emerging market governments and their respective sub-divisions, agencies or instrumentalities, government sponsored enterprises and supranational government entities. Supranational entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may decide to default on their sovereign debt in whole or in part. Holders of sovereign debt (including an underlying ETF) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no known bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

In recent years, some of the countries in which an underlying ETF may invest have encountered difficulties in servicing their sovereign debt. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations; in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of sovereign debt may be requested to participate in similar rescheduling of such debt.

The ability or willingness of foreign governments to make timely payments on their sovereign debt is likely to be influenced strongly by a country’s balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country’s trading partners could also adversely affect its exports. Such events could extinguish a country’s trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

The occurrence of political, social, economic and diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect an underlying ETF’s investments. The countries issuing such instruments are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to services their sovereign debt. There can be no assurance that adverse political changes will not cause an underlying ETF to suffer a loss of interest or principal on any of its holdings.

As a result of all of the foregoing, a government obligor may default on its obligations. If such an event occurs, an underlying ETF may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

Periods of economic uncertainty may result in the volatility of market prices of sovereign debt and in turn, an underlying ETF’s net asset value, to a greater extent than the volatility inherent in domestic securities. The value of sovereign debt will likely vary inversely with changes in prevailing interest rates, which are subject to considerable variance in the international market.

Standby Commitments

Standby commitments are the rights to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

Variable and Floating Rate Obligations

Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer’s credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction-rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities. The greater liquidity risk may exist, for example, because of the failure of a market- dependent liquidity feature to operate as intended (as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value, and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or the date of maturity. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Zero-Coupon and Pay-in-Kind Securities

Zero-coupon and pay-in-kind securities are debt securities that do not make regular cash interest payments. Zero-coupon securities generally do not pay interest. Zero-coupon Treasury bonds are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, or the coupons themselves, and also receipts or certificates representing an interest in such stripped debt obligations and coupons. The timely payment of coupon interest and principal on these instruments remains guaranteed by the full faith and credit of the U.S. Government. Pay-in-kind securities pay interest through the issuance of additional securities. These securities are generally issued at a discount to their principal or maturity value. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. Although these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount and other non-cash income on such securities accrued during that year.

PORTFOLIO TURNOVER

The portfolio turnover rate of a Portfolio is calculated by dividing the lesser of purchases or sales of portfolio securities (exclusive of purchases or sales of U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average of the value of the portfolio securities owned by the Portfolio during the year. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the fiscal year. A 100% portfolio turnover rate would occur, for example, if all of the securities held by a Portfolio were replaced once during the fiscal year. A Portfolio cannot accurately predict its turnover rate. Variations in portfolio turnover rates shown may be due to market conditions, changes in the size of a Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of a Portfolio’s investments, and the implementation of the Allocation Adjustment Program. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in Portfolio performance. The following table summarizes the portfolio turnover rates for the Portfolios for the Portfolios’ two most recent fiscal years ended December 31.

Portfolio Name(1)	Portfolio Turnover Rate for the fiscal year ended December 31, 2019	Portfolio Turnover Rate for the fiscal year ended December 31, 2020
Conservative Portfolio	135%	112%
Moderate Portfolio	158%	127%
Growth Portfolio	258%	217%

(1)	A Portfolio may have relatively high portfolio turnover compared to other portfolios due to the nature of the securities in which it invests and/or its investment strategies.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Mutual Fund Holdings Disclosure Policies and Procedures adopted by the Trust is designed to protect the confidentiality of the Portfolios’ holdings, and prevent the selective disclosure and misuse of such information. The following describes policies and procedures with respect to disclosure of portfolio holdings.

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Full Holdings.  Each Portfolio is required to disclose its complete holdings as an exhibit to its reports on Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a calendar quarter-end basis with a 15-day lag and are posted under the Fact Sheet for each Portfolio at https://janushenderson.com/clayton-street-trust.

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Other Information.  See the prospectuses for the underlying ETFs for such funds’ portfolio holdings disclosure policies. Each Portfolio may provide holdings characteristics, performance attribution or contribution information, and statistics that do not disclose the names of portfolio holdings.

Full portfolio holdings of the Portfolios will remain available on the Janus Henderson website at least until a Form N-CSR is filed with the SEC for the period that includes the date as of which the website information is current. Janus Capital may exclude from publication on its website all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Portfolios.

Nonpublic portfolio holdings information may be provided as frequently as daily as part of the legitimate business purposes of the Portfolios to service providers that have contracted to provide services to the Trust and other organizations. To the best knowledge of the Trust, as of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants, that the Portfolios intend to disclose portfolio holdings information to as part of ongoing arrangements include, but are not limited to: Barra, Inc.; Bloomberg Finance L.P.; BNP Paribas; BNP Paribas Financial Services, LLC; BNP Paribas Prime Brokerage, Inc.; BNP Paribas Securities Services; BNP Securities Corp.; Charles River Brokerage, LLC; Charles River Systems, Inc.; Command Financial Press Corporation; Deloitte & Touche LLP; Deloitte Tax LLP; Ernst & Young Global Limited; Ernst & Young LLP; FactSet Research Systems, Inc.; IHS Markit; Institutional Shareholder Services, Inc.; ICE Data Services; Interactive Data (Europe) Limited; Interactive Data Pricing and Reference Data LLC; International Data Corporation; Investment Technology Group, Inc. (Virtu Financial); JPMorgan Chase Bank, National Association; J.P.Morgan Pricing Direct; J.P.Morgan Securities LLC; KPMG LLP; Lipper Inc.; Markit EDM Limited; Markit Loans, Inc. Merrill Communications LLC; Moody’s Investors Service Inc.; Morningstar, Inc.; Nasdaq, Inc.; PricewaterhouseCoopers LLP; Protective Life; RR Donnelley and Sons Company; SimCorp USA, Inc.; Standard & Poor’s; Standard & Poor’s Financial Services; Standard & Poor’s Securities Evaluation; and Thomson Reuters (Markets) LLC (Refinitive). Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings. Any confidentiality agreement entered into regarding disclosure of a Portfolio’s holdings includes a provision that portfolio holdings are the confidential property of that Portfolio and may not be shared or used directly or indirectly for any purpose (except as specifically provided in the confidentiality agreement), including trading in portfolio shares.

In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the portfolios may receive nonpublic portfolio holdings information.

Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital’s Chief Compliance Officer or a designee that a Portfolio has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. The Chief Compliance Officer reports to the Portfolios’ Trustees regarding material compliance matters with respect to the Policy on Disclosure of Portfolio Holdings.

Under extraordinary circumstances, Janus Capital’s Chief Investment Officer, in consultation with the Portfolios’ Chief Compliance Officer, has the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Portfolio and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances.

Under no circumstances does Janus Capital, a mutual fund advised by Janus Capital, or other party receive any compensation in connection with the arrangements to release portfolio holdings information to any of the described recipients of the information.

INVESTMENT ADVISER

INVESTMENT ADVISER – JANUS CAPITAL MANAGEMENT LLC

As stated in the Prospectus, each Portfolio has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is an indirect wholly owned subsidiary of Janus Henderson Group plc (“JHG”). Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, completed a strategic combination with Henderson Group plc on May 30, 2017 to form JHG, doing business as Janus Henderson Investors.

Each Portfolio’s Advisory Agreement continues in effect year to year so long as such continuance is approved at least annually by the vote of a majority of the Portfolios’ Trustees who are not parties to the Advisory Agreements or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Trustees”), and by either the Portfolios’ Trustees or the affirmative vote of a majority of the outstanding voting securities of each Portfolio. Each Advisory Agreement: (i) may be terminated, without the payment of any penalty, by a Portfolio’s Trustees, or the vote of at least a majority of the outstanding voting securities of a Portfolio, or Janus Capital, on 60 days’ advance written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Portfolio, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the affirmative vote of a majority of the outstanding voting securities of that Portfolio.

Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Portfolios’ investments, provide office space for the Portfolios, and provide certain other advisory-related services. Janus Capital also serves as administrator and is authorized to perform, or cause others to perform, the administration services necessary for the operation of each Portfolio. Each Portfolio bears costs related to operation of the Portfolios, such as, but not limited to, custody, fund accounting and tax services; shareholder servicing; and preparation of various documents filed with the SEC. The Portfolios also bear the costs related to any compensation, fees, or reimbursements paid to Trustees who are independent of Janus Capital; fees and expenses of counsel to the Independent Trustees; fees and expenses of consultants to the Portfolios; audit expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions; interest; all federal, state and local taxes (including stamp, excise, income, and franchise taxes); expenses of shareholder meetings, including the preparation, printing, and distribution of proxy statements, notices, and reports to shareholders; expenses of printing and mailing to existing shareholders prospectuses, statements of additional information, shareholder reports, and other materials required to be mailed to shareholders by federal or state laws or regulations; transfer agency fees and expenses payable pursuant to a transfer agency agreement between the Trust and Janus Services on behalf of each Portfolio; any litigation; and other extraordinary expenses.

Janus Capital also serves as administrator and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Portfolios, including, but not limited to, NAV determination, portfolio accounting, recordkeeping, blue sky registration and monitoring services, preparation of prospectuses and other Portfolio documents, and other services for which the Portfolios reimburse Janus Capital for its out-of-pocket costs. The Portfolios also pay for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolios. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services that Janus Capital provides to the Portfolios. Some expenses related to compensation payable to the Portfolios’ Chief Compliance Officer and compliance staff are shared with the Portfolios.

Many of these costs vary from year to year which can make it difficult to predict the total impact to your Portfolio’s expense ratio, in particular during times of declining asset values of a Portfolio. Certain costs may be waived and/or reimbursed by Janus Capital pursuant to an expense limitation agreement with a Portfolio.

A discussion regarding the basis for the Trustees’ approval of the Portfolios’ Investment Advisory Agreements is included in each Portfolio’s annual report (for the period ending December 31) or semiannual report (for the period ending June 30) to shareholders following such approval or renewal. You can request the Portfolios’ annual or semiannual reports (as they become available), free of charge, by contacting your insurance company or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at https://janushenderson.com/clayton-street-trust.

The Portfolios pay a monthly investment advisory fee to Janus Capital for its services. The fee is based on the average daily net assets of each Portfolio and is calculated at the following annual rate.

Portfolio Name	Average Daily Net Assets of Portfolio	Contractual Investment Advisory Fees (%) (annual rate)
Conservative Portfolio	All Asset Levels	0.40
Moderate Portfolio	All Asset Levels	0.40
Growth Portfolio	All Asset Levels	0.40

EXPENSE LIMITATIONS

Janus Capital agreed by contract to waive the advisory fee payable by each Portfolio, or reimburse expenses, in an amount equal to the amount, if any, that such Portfolio’s normal operating expenses, including the investment advisory fee, but excluding distribution and shareholder servicing fees (12b-1), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, and extraordinary expenses, exceed the annual rate shown below. For information about how these expense limits affect the total expenses of a Portfolio, refer to the “Fees and Expenses of the Portfolio” table in each Portfolio Summary of the Prospectus. Provided that Janus Capital remains investment adviser to the Portfolios, Janus Capital has agreed to continue the waiver until at least May 1, 2022. Additional charges imposed by Protective Life (for example mortality risk or expense risk) are also excluded from the expense limitation noted.

Portfolio Name	Expense Limit Percentage (%)
Conservative Portfolio	0.55
Moderate Portfolio	0.55
Growth Portfolio	0.55

The Portfolios, as shareholders of the underlying ETFs, indirectly bear a proportionate share of those underlying ETFs’ advisory fees.

The following table summarizes the investment advisory fees paid by the Portfolios and any advisory fee waivers pursuant to the investment advisory fee agreements in effect during the last three fiscal years or periods ended December 31, unless otherwise noted.

	2020			2019			2018
Portfolio Name	Advisory Fees	Waivers(–)		Advisory Fees	Waivers(–)		Advisory Fees	Waivers(–)
Conservative Portfolio(1)	$134,555	– $	86,350	$119,958	– $	108,382	$101,700	– $	86,163
Moderate Portfolio(1)	$846,348	– $	79,131	$738,467	– $	179,109	$573,095	– $	124,222
Growth Portfolio(1)	$255,409	– $	90,359	$316,817	– $	128,122	$256,208	– $	104,025

(1)

Janus Capital may recover from the Portfolio fees and expenses previously waived or reimbursed during the period beginning with the Portfolio’s commencement of operations and expiring on the third anniversary of the commencement of operations (the “Recoupment Period”). The Recoupment Period closed on April 7, 2019. Janus Capital may elect to recoup such amounts only if: (i) recoupment is obtained within three years from the date an amount is waived or reimbursed to the Portfolio, and (ii) the Portfolio’s expense ratio at the time of recoupment, inclusive of the recoupment amounts, does not exceed the expense limit at the time of waiver or at the time of recoupment.

Janus Capital has also contractually agreed to waive and/or reimburse a portion of each Portfolio’s management fee in an amount equal to the management fee it earns as an investment adviser to any affiliated ETFs in which the Portfolio invests, less certain operating expenses. The fee waiver agreement will remain in effect through May 1, 2022. Janus Capital may not recover these previously waived or reimbursed amounts. Pursuant to this agreement, the waiver amount is equal to the amount of Fund assets invested in the affiliated ETF, multiplied by an amount equal to the current daily unitary management fee of the affiliated ETF less certain asset-based operating fees and expenses incurred on a per-fund basis and paid by Janus Capital with respect to the affiliated ETF (including, but not limited to: custody, sub-administration and transfer agency fees). The fee waiver agreement may be modified or terminated prior to this date only at the discretion of the Board of Trustees. Please see “Management Expenses” for additional information.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

In addition to payments made under the 12b-1 plan, Janus Capital or its affiliates pay fees, from its own resources, to Protective Life for distribution, marketing, and/or promotion of the Portfolios or to perform related services for shareholders. Such payments may be based on gross sales or assets under management, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital and may be substantial. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Asset-based payments currently range up to 10 basis points on average annual net assets of shares held through Protective Life and are subject to change. Janus Capital and its affiliates consider a number of factors in making payments to Protective Life.

In addition, Janus Capital, Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), or their affiliates may pay, from their own assets, to Protective Life or its affiliates, and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via the National Securities Clearing Corporation (“NSCC”) or other means) in connection with investments in the Portfolios. These fees are in addition to any fees that may be paid by the Portfolios for these types of services or other services.

Janus Capital or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for, or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Janus Henderson funds. Janus Capital or its affiliates may make payments to participate in selected intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.

The receipt of (or prospect of receiving) fees or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments), with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.

From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other investment alternatives.

The payment arrangements described above will not change the price a contract owner pays for Shares nor the amount that a Portfolio receives to invest on behalf of the contract owner. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolios and when considering which Portfolio is most appropriate for you. Please contact Protective Life for details on such arrangements.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL

Janus Capital has adopted procedures (including trade allocation procedures described in the “Portfolio Transactions and Brokerage” section of this SAI) that it believes are reasonably designed to mitigate potential conflicts and risks. For example, Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more Janus Henderson funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time. To mitigate this potential conflict, Janus Capital has procedures that prohibit a portfolio manager from executing a short sale on a security held long in any other portfolio that he or she manages but is not held long in the account in which the portfolio manager is placing the short. Note this does not prohibit shorting against the box. The procedures also require approvals of Janus Capital senior management in other situations that raise potential conflicts of interest, as well as periodic monitoring of long and short trading activity of the Janus Henderson funds and accounts.

The Portfolios and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Pursuant to the provisions of the 1940 Act, Janus Henderson mutual funds, which includes the Portfolios, may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus Henderson funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provisions of the 1940 Act that govern the operation of money market funds. All Janus Henderson funds are eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. In addition, Janus Capital receives an investment advisory fee for managing the cash management vehicle used for its securities lending program and therefore may have an incentive to allocate collateral to the affiliated cash management vehicle rather than to other collateral management options for which Janus Capital does not receive compensation.

Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by the respective portfolio managers. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

Janus Henderson Personal Code of Ethics

Janus Capital and Janus Henderson Distributors currently have in place the Personal Code of Ethics, which is comprised of the Personal Account Dealing Policy, the Gifts, Entertainment and Meals Received Policy, the Outside Business Activities Policy, and the Political Activities Policy. The Personal Code of Ethics is designed to ensure Janus Capital and Janus Henderson Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Portfolio shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Portfolio shareholders; (v) conduct all personal trading, including transactions in the Portfolios and other securities, consistent with the Personal Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) refrain from using any material nonpublic information in securities trading. The Personal Code of Ethics is on file with and available from the SEC through the SEC website at http://www.sec.gov.

Under the Personal Account Dealing Policy, all Janus Capital and Janus Henderson Distributors personnel, as well as the Trustees and Officers of the Portfolios, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Portfolios. In addition, Janus Capital and Janus Henderson Distributors personnel are not permitted to transact in securities held by the Portfolios for their personal accounts except under circumstances specified in the Personal Account Dealing Policy. All personnel of Janus Capital, Janus Henderson Distributors, and the Portfolios, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Personal Account Dealing Policy.

In addition to the pre-clearance requirement described above, the Personal Account Dealing Policy subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Personal Account Dealing Policy and under certain circumstances Janus Capital and Janus Henderson Distributors personnel may be required to forfeit profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES

The Portfolios’ Trustees have delegated to Janus Capital the authority to vote all proxies relating to a Portfolio’s securities in accordance with Janus Capital’s own policies and procedures. A summary of Janus Capital’s policies and procedures is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolios’ website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

A complete copy of Janus Capital’s proxy voting policies and procedures, including specific guidelines, is available at janushenderson.com/proxyvoting.

Each Portfolio’s proxy voting record for the one-year period ending each June 30th is available, free of charge, through janushenderson.com/proxyvoting and from the SEC through the SEC’s website at http://www.sec.gov.

From time to time, the Trust may enter into a written agreement with an underlying ETF on behalf of one or more of the Portfolios (a “participation agreement”) in accordance with applicable SEC rules, regulations and/or guidance that allows a Portfolio to own shares of the ETF in excess of what is generally permitted by the 1940 Act. Participation agreements generally require funds whose ownership of the underlying ETF exceeds a certain percentage to agree to vote shares of the ETF in the same proportion as the votes of the other shareholders in the ETF (also known as “echo-voting”). Accordingly, if an underlying ETF submits a matter to a vote of its shareholders, votes for and against such matters on behalf of a Portfolio will be echo-voted to the extent required by a participation agreement.

PROXY VOTING POLICIES AND PROCEDURES JANUS CAPITAL MANAGEMENT LLC PROXY VOTING SUMMARY MUTUAL FUNDS

Proxy Voting Procedures

Janus Capital seeks to vote proxies in the best interest of its shareholders and without regard to any other relationship that Janus Capital or an affiliate may have with the issuer or personnel of the issuer. Janus Capital has adopted a Proxy Voting Policy and Procedures (the “Proxy Voting Procedures”), which set forth how proxy voting policy is developed, how proxy votes are cast, how conflicts of interest are addressed, and how the proxy voting process is overseen. The Proxy Voting Procedures include proxy voting guidelines (the “Guidelines”) that outline how Janus Capital generally votes proxies on securities held by the portfolios Janus Capital manages.

Janus Henderson’s Proxy Voting Committee (the “Proxy Voting Committee”) develops Janus Henderson’s positions on all major corporate issues, maintains and updates the Guidelines, manages conflicts of interest related to proxy voting, and oversees the voting process generally, including by reviewing results of diligence on Institutional Shareholder Services Inc. (“ISS”), Janus Capital’s proxy advisory firm. The Proxy Voting Committee is comprised of representatives from the Office of the Treasurer, Operations Control, Compliance, as well as the Governance and Responsible Investing team (the “GRI Team”) and equity portfolio management who provide input on behalf of the investment team.

Where the Guidelines address the proxy matter being voted on, votes will be cast in accordance with the Guidelines unless directed otherwise. Janus Capital’s portfolio managers, assistant portfolio managers, and analysts (together, “Portfolio Management”) and the GRI Team may vote contrary to the Guidelines at their discretion and with sufficient rationale documented in writing. Where (i) the Guidelines call for Portfolio Management or GRI Team input and/or (ii) the proxy matter being voted on relates to a company and/or an issue for which ISS does not have research, analysis, and/or a recommendation available, the Proxy Voting Service will refer proxy voting questions to Operations Control or the GRI Team for further instruction. In the event Portfolio Management or the GRI Team is unable to provide input on a referred proxy item, Janus Henderson will abstain from voting the proxy item.

Janus Capital relies on pre-populated and/or automated voting to cast votes for the Portfolios. That means ISS will automatically populate the proxy voting system in accordance with the Guidelines. For those proxy proposals with a default policy position, the votes will be cast as populated in the system by ISS unless directed otherwise by Janus Capital. For those proxy proposals without a default policy position (i.e., refer items), the votes will be cast as populated in the system by Janus Capital.

From time to time, issuers and/or ballot issue sponsors may publicly report additional information that may be relevant to the application of the Guidelines or the exercise of discretion by Portfolio Management (“supplemental materials”). To the extent ISS identifies such supplemental materials, it will review that information and determine whether it has a material effect on the application of the Guidelines. ISS is then responsible for ensuring that any votes pre-populated in the proxy voting system are appropriately updated and Janus Capital is provided appropriate notice of such changes, including through availability of an updated research report. In all events, ISS will notify Janus Capital of any supplemental materials identified so that they can be considered as part of the voting process, including with respect to items requiring Portfolio Management input.

Janus Capital recognizes that in certain circumstances the cost to Portfolios associated with casting a proxy vote may exceed the benefits received by clients from doing so. In those situations, Janus Capital may decide to abstain from voting. For instance, in many countries, shareholders who vote proxies for shares of an issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date (“share blocking”). In countries where share blocking is practiced, Janus Capital will only vote proxies if Janus Capital determines that the benefit of voting the proxies outweighs the risk of not being able to sell the securities. Similarly, certain Portfolios may participate in a securities lending program. Generally, if shares of an issuer are on loan, the voting rights are transferred and the lending party cannot vote the shares. In deciding whether to recall securities on loan, Janus Capital will evaluate whether the benefit of voting the proxies outweighs the cost of recalling them. Furthermore, in circumstances where a Portfolio holds a security as of record date, but the holdings were sold prior to the shareholder meeting, Janus Capital may abstain from voting that proxy.

Because the Guidelines preestablish voting positions, the default application of the Guidelines should, in most cases, adequately address any possible conflicts of interest. For situations where Portfolio Management or the GRI Team seek to exercise discretion when voting proxies, Janus Capital has implemented additional policies and controls to mitigate any conflicts of interest.

Portfolio Management and the GRI Team are required to disclose any actual or potential conflicts of interest that may affect the exercise of voting discretion. Actual or potential conflicts of interest include but are not limited to the existence of any communications from the issuer, proxy solicitors, or others designed to improperly influence Portfolio Management or the GRI Team in exercising their discretion or the existence of significant relationships with the issuer.

Janus Capital also proactively monitors and tests proxy votes for any actual or potential conflicts of interest. Janus Capital maintains a list of significant relationships for purposes of assessing potential conflicts with respect to proxy voting, which may include significant intermediaries, vendors or service providers, clients, and other relationships. In the event Portfolio Management or the GRI Team intend to vote against the Guidelines with respect to an issuer on the significant relationships list, Operations Control or the GRI Team will notify the Proxy Voting Committee which will review the rationale provided by Portfolio Management or the GRI Team in advance of the vote. In the event Portfolio Management or the GRI Team intend to exercise discretion to vote contrary to ISS’ recommendations and with management as to an issuer on the significant relationships list, Operations Control or the GRI Team will notify the Proxy Voting Committee, which will review the rationale provided by Portfolio Management or the GRI Team in advance of the vote. If the Proxy Voting Committee determines the rationale is inadequate, the proxy vote will be cast in accordance with the Guidelines or as instructed by the Proxy Voting Committee. In addition, on a quarterly basis, the Proxy Voting Committee reviews all votes that deviate from the Guidelines and assesses the adequacy of the portfolio managers’ stated rationale.

Any personal conflict of interest related to a specific proxy vote should be reported to the Proxy Voting Committee prior to casting a vote. In the event a personal conflict of interest is disclosed or identified, the Proxy Voting Committee will determine whether that person should recuse himself or herself from the voting determination process. In such circumstances, the proxy vote will be cast in accordance with the Guidelines or as instructed by the Chief Investment Officer or his or her delegate. Compliance also reviews all refer votes contrary to the ISS recommendations and with management to identify any undisclosed personal conflicts of interest.

If a proxy vote is referred to the Chief Investment Officer or his or her delegate or to the Proxy Voting Committee, the decision made and basis for the decision will be documented by the Proxy Voting Committee.

Proxy Voting Guidelines

As discussed above, the Proxy Voting Committee has developed the Guidelines for use in voting proxies. Below is a summary of some of the Guidelines.

Board of Directors Issues

Janus Capital: (i) will generally vote in favor of director candidates that result in the board having of a majority of independent directors; (ii) will generally vote in favor of proposals to increase the minimum number of independent directors; and (iii) will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

Auditor Issues

Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

Compensation Issues

Janus Capital will generally vote in favor of equity-based compensation plans unless they create an inconsistent relationship between long-term share performance and compensation, do not demonstrate good stewardship of investors’ interests, or contain problematic features. Proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock options that are automatically granted if outstanding stock options are exercised during a window period) will generally be opposed. Janus Capital will generally vote with management with regard to advisory votes on executive compensation (say-on-pay), unless problematic pay practices are maintained.

Capitalization, Issuances, Transactions, Shareholder Rights, and Other Corporate Matters

Janus Capital: (i) will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers); (ii) will generally oppose proposals for different classes of stock with different voting rights; and (iii) will generally oppose shareholder rights plans or other proposals designed to prevent or obstruct corporate takeovers (includes poison pills), unless such measures are proposed in a transparent and independent fashion and designed primarily as a short-term means to protect a tax benefit, or are structured in such a way that they give shareholders the ultimate decision on any proposal or offer. Janus Capital will evaluate proposals regarding mergers, acquisitions, tender offers or changes in control on a case-by-case basis, including any related proposals such as share issuances or advisory votes on golden parachutes.

Environmental and Social Issues

Janus Capital believes that good management of stakeholder relationships contributes to business success and long-term shareholder value. These stakeholders include not only shareholders but also employees, consumers, debtholders, business partners, neighbors and the wider global community.

Nonetheless, as a fiduciary for its clients, Janus Capital is primarily concerned with the impact of proposals on a company’s performance and economic value. Janus Capital recognizes that environmental and social issues are associated with risks, costs and benefits which, in well-run companies, management will generally be best equipped to assess. As such, Janus Capital will generally vote with management on environmental and social proposals unless it identifies areas of weakness or deficiency relative to peers and/or industry best practices or feels that management has failed to adequately respond to shareholder concerns. In such instances, Janus Capital will evaluate the proposals on a case-by-case basis.

Proposals Outside of the Guidelines

Janus Capital will generally rely on the recommendation from the Proxy Voting Service for proposals outside the scope of the Guidelines.

CUSTODIAN, TRANSFER AGENT, AND CERTAIN AFFILIATIONS

BNP Paribas, acting through its New York branch, 787 Seventh Avenue, New York, NY 10019, is the custodian of the domestic securities and cash of the Portfolios. BNP Paribas is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Portfolios’ securities and cash held outside the United States. The Portfolios’ Trustees have delegated to BNP Paribas certain responsibilities for such assets, as permitted by Rule 17f-5. BNP Paribas and the foreign subcustodians selected by it hold the Portfolios’ assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Portfolio.

Janus Services LLC (“Janus Services”), 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the Portfolios’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and shareholder relations services for the Portfolios.

Janus Services receives an administrative services fee at an annual rate of 0.10% of the average daily net assets of each Portfolio for providing, or arranging for the provision by Protective Life of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of shareholders of the Portfolios. Other shareholders services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate Protective Life for providing these services to its customers who invest in the Portfolios.

Services provided by Protective Life may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing contract holders, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Services.

For the last three fiscal periods ended December 31, the total amounts paid by each Portfolio to Janus Services for providing, or arranging for the provision by Protective Life of administrative services are summarized below. Janus Services pays out all or substantially all of the amounts reflected to Protective Life for providing these services to its customers who invest in the Portfolios. Amounts for certain Portfolios may include the reimbursement of unused portions of administrative services fees.

	2020	2019	2018
Portfolio Name	Administrative Services Fees	Administrative Services Fees	Administrative Services Fees
Conservative Portfolio	$33,639	$29,989	$25,425
Moderate Portfolio	$211,587	$184,617	$143,274
Growth Portfolio	$63,852	$79,204	$64,052

Through Janus Services, the Portfolios pay DST Systems, Inc. (“DST”) fees for the use of DST’s shareholder accounting system, as well as for closed accounts. These fees are in addition to any administrative services fees paid to Janus Services.

Janus Henderson Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the distributor of the Portfolios and offers shares of each Portfolio on a continuous basis to Protective Life’s separate accounts. Janus Henderson Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and is a member of the Financial Industry Regulatory Authority, Inc. The cash-compensation amount or rate at which Janus Henderson Distributors’ registered representatives are paid for sales of products may differ based on a type of fund or a specific trust or the distribution channel or platform. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation amount or rate. You should consider these arrangements when evaluating any recommendations of your registered representative.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Janus Capital, or its affiliates, acting pursuant to the Global Execution Agreement mentioned below, initiate all portfolio transactions of the Portfolios solely upon the direction of the relevant portfolio managers. Janus Capital is party to a Global Execution Agreement with certain Janus Henderson affiliates (the “Trading Affiliates”) that allow trades in foreign markets to be executed by personnel in the relevant market through such Trading Affiliates. Personnel of the Trading Affiliates providing trade execution services are subject to brokerage policies and procedures and oversight by Janus Henderson Investors’ Front Offices Governance and Risk Committee. As used in this “Portfolio Transactions and Brokerage” section, the term “Janus Capital” also includes its Trading Affiliates.

Janus Capital selects broker-dealers for Portfolios as part of its discretionary responsibilities under the Advisory Agreement and broker selection is determined by Janus Capital’s duty to seek best execution. Janus Henderson’s Best Execution Committee will periodically review the quality of execution that Janus Capital receives from broker-dealers and Janus Capital will continually evaluate the effectiveness of the executing brokers and trading tools utilized. Janus Capital does not consider a broker-dealer’s sale of shares of the Portfolios or gifts and entertainment received from registered representatives of broker-dealers when choosing a broker-dealer to effect transactions.

Janus Capital has a duty to seek “best execution” of all portfolio transactions by reasonably seeking to obtain the best possible result under the circumstances. Janus Capital considers a number of factors including but not limited to: an understanding of prices of securities currently available and commission rates and other costs associated with various trading tools, channels and venues; the nature, liquidity, size and type of the security being traded and the character of the markets for which the security will be purchased or sold; the activity, existing and expected, in the market for the particular security; the potential impact of the trade in such market and the desired timing or urgency of the trade pursuant to the investment decision; any portfolio restrictions associated with asset types; the ability of a broker-dealer to maintain confidentiality, including trade anonymity; the quality of the execution, clearance, and settlement services of a broker-dealer; the financial stability of the broker-dealer and the existence of actual or apparent operational problems of the broker-dealer; and principal commitment by the broker-dealer to facilitate the transaction.

As applicable, the Portfolios may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers’ commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

As applicable, the Portfolios generally buy and sell fixed-income and money market securities in principal and agency transactions in which no brokerage commissions are paid. However, the Portfolios may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the respective Portfolio will be no less favorable than that of contemporaneously available principal transactions. The implied cost of executing fixed-income securities transactions for a Portfolio primarily will consist of bid-offer spreads at which brokers will transact. The spread is the difference between the prices at which the broker is willing to purchase and sell the specific security at the time.

When the Portfolios purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital, better prices and executions will be achieved through the use of a broker.

Janus Capital may engage in “cross trades” whereby Janus Capital causes its clients or accounts to engage in a purchase and sale of a security with each other. Janus Capital may engage in cross trades where it determines such transaction is in the best interests of both accounts and consistent with Janus Capital’s best execution obligations. Although the use of cross trades may be beneficial to clients, it also creates opportunities for conflicts of interest to adversely affect clients. For instance, Janus Capital could prefer one account over the other in determining price or otherwise executing a cross trade due to the existence of a more favorable fee structure or proprietary interest in one account. To address these potential conflicts, Janus Capital has adopted policies and procedures which require that all cross trades are effected at a readily available fair market price, which may be based on independent dealer bids or quotes or information obtained from recognized pricing services depending on the type of security. In addition, cross trades involving a registered investment company must be consistent with Rule 17a-7 under the 1940 Act. Janus Capital may execute cross trades among any eligible funds and accounts managed by Janus Capital or its affiliates. Janus Capital does not permit cross trades with accounts subject to ERISA or client restrictions.

For the fiscal year ended December 31, 2020, the total brokerage commissions paid by the Portfolios to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Portfolios are summarized below.

Portfolio Name	Commissions	Transactions
Conservative Portfolio	$0	$0
Moderate Portfolio	$0	$0
Growth Portfolio	$0	$0

The following table lists the total amount of brokerage commissions paid by each Portfolio for the three most recent fiscal periods ended December 31, unless otherwise noted.

Portfolio Name	2020	2019	2018
Conservative Portfolio	$11,100	$11,588	$3,292
Moderate Portfolio	$88,985	$90,631	$21,355
Growth Portfolio	$42,742	$59,227	$12,543

Brokerage commissions paid by a Portfolio may vary significantly from year to year because of portfolio turnover rates, contract owner purchase/redemption activity, varying market conditions, changes to investment strategies or processes, and other factors.

The Portfolios do not pay underwriting commissions to Janus Henderson Distributors for the distribution of Portfolio shares.

As of December 31, 2020, the Portfolios owned securities of their regular broker-dealers (or parents) as shown below:

Portfolio Name	Name of Broker-Dealer	Value of Securities Owned
Conservative Portfolio	Canadian Imperial Bank of Commerce	$239,239
	Credit Agricole SA	$200,000
Moderate Portfolio	Canadian Imperial Bank of Commerce	$2,759,830
Growth Portfolio	Canadian Imperial Bank of Commerce	$351,589

SHARES OF THE TRUST

NET ASSET VALUE DETERMINATION

As stated in the Portfolios’ Prospectus, the net asset value (“NAV”) of the Shares of each Portfolio is determined once each day the New York Stock Exchange (the “NYSE”) is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each Portfolio is computed by dividing the total value of securities and other assets of a Portfolio, less liabilities of such Portfolio, by the total number of outstanding Shares of such Portfolio.

Securities held by the Portfolios, including the underlying ETFs, are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Shares of underlying ETFs will be valued at their most recent closing price on an Exchange. Shares of money market funds held by a Portfolio will be valued at their net asset value. Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. If applicable, equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. A Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value.

Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolios use systematic fair valuation models provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. To the extent a Portfolio holds a non-U.S. security also held by a series of Janus Detroit Street Trust (the Janus ETFs), systematic fair valuation models will not be used in implementing the Portfolios’ Valuation Procedures.

If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

If an error is discovered that impacts a Portfolio’s NAV calculation, Janus Capital will take corrective action if necessary and appropriate pursuant to the Trust’s net asset value and shareholder account corrections policy.

PURCHASES

Shares of the Portfolios can be purchased only by the separate accounts of Protective Life for the purpose of funding variable annuity contracts. Protective Life is authorized to receive purchase orders on the Portfolios’ behalf and it is authorized to designate its agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Portfolio when Protective Life, its agents, or affiliates receive the order provided that Protective Life or its agents or affiliates transmit the order to the Portfolio within contractually specified periods. The Portfolios are not responsible for the failure of Protective Life or its agents or affiliates to carry out its obligations to its customers. In order to receive a day’s price, your purchase request must be received in good order by the close of the regular trading session of the NYSE as described above in “Net Asset Value Determination.” The prospectus for Protective Life’s separate account contains detailed information about investing in the Portfolios. In addition, for an analysis of fees associated with an investment in other similar funds, please visit www.finra.org/fundanalyzer.

Janus Capital has established an Anti-Money Laundering Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In an effort to ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that Protective Life has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and a review of all new account applications. The Trust does not intend to transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

Under a distribution and shareholder servicing plan (“Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Henderson Distributors, the Trust’s distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of the Portfolios. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to Protective Life or other intermediaries as compensation for distribution and/or shareholder servicing performed by Protective Life or its agents, or by such intermediary. The Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of the Shares of each Portfolio for recordkeeping and administrative services as well as activities which are primarily intended to result in sales of the Shares, including but not limited to preparing, printing and distributing prospectuses, Statements of Additional Information, shareholder reports, and educational materials to prospective and existing contract owners; responding to inquiries by contract owners; receiving and answering correspondence; contract owner level recordkeeping and administrative services; and similar activities. Payments are made to Janus Henderson Distributors, the Portfolios’ distributor, who may make ongoing payments to Protective Life or other intermediaries based on the value of Portfolio shares held by such intermediaries’ customers. The Plan and any Rule 12b-1 related agreement that is entered into by a Portfolio or Janus Henderson Distributors in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any related agreements (“12b-1 Trustees”). All material amendments to the Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, the Plan may be terminated as to a Portfolio at any time, without penalty, by vote of a majority of the outstanding Shares of such Portfolio or by vote of a majority of the 12b-1 Trustees.

For the fiscal year ended December 31, 2020, the Portfolios in total paid $766,728 to Janus Henderson Distributors (substantially all of which Janus Henderson Distributors paid out as compensation to Protective Life or its affiliates). The dollar amounts and the manner in which these Rule 12b-1 payments were spent are summarized below.

Portfolio Name	Advertising(1) and Literature	Prospectus Preparation, Printing(1) and Mailing	Payment to Brokers
Conservative Portfolio	$98	$29	$83,669
Moderate Portfolio	$606	$177	$526,091
Growth Portfolio	$188	$58	$158,551

(1)	Advertising and printing amounts are based on estimates and are allocated based on each Portfolio’s assets under management.

REDEMPTIONS

Redemptions, like purchases, may be effected only through the separate accounts of Protective Life. Protective Life is authorized to receive redemption orders on the Portfolios’ behalf and is authorized to designate its agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Portfolio when Protective Life, its agents, or affiliates receive the order. The Portfolios are not responsible for the failure of Protective Life, its agents, or affiliates to carry out its obligations to its customers.

Certain large shareholders may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio’s or underlying ETF’s shares. Redemptions by these large shareholders of their holdings may cause a Portfolio or underlying ETF to sell securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s NAV and liquidity. Similarly, large purchases may adversely affect a Portfolio’s or underlying ETF’s performance to the extent that the Portfolio or underlying ETF is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. A large shareholder purchase or redemption may also increase transaction costs. In addition, a large redemption could result in a Portfolio’s or underlying ETF’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Portfolio’s expense ratio.

Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a Portfolio, by delivery of securities selected from its assets at its discretion. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause the redeeming shareholder to realize losses on the security if the security is sold at a price lower than that at which it had been valued. If a Portfolio makes an in-kind payment, the redeeming shareholder may incur brokerage costs in converting the assets to cash, whereas such costs are borne by the Portfolio for cash redemptions. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under “Shares of the Trust – Net Asset Value Determination” and such valuation will be made as of the same time the redemption price is determined.

The Portfolios reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Portfolios to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

SECURITIES LENDING

The Portfolios may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association (“JPMorgan Chase Bank”) acts as the Portfolios’ securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Non Custodial Securities Lending Agreement (“Lending Agreement”).

During the fiscal year ended December 31, 2020, the securities lending services provided by JPMorgan Chase Bank included negotiating the terms of loans; monitoring approved borrowers; recalling and arranging the return of loaned securities to the Portfolios upon termination of the loan; marking to market loans; providing recordkeeping services; reporting on the Portfolios’ securities lending activities; and related services. The following table summarizes the income and fees from securities lending activities for the fiscal year for the Portfolios.

		Fees and/or compensation for securities lending activities and related services:
	Gross income from securities lending activities	Fees paid to securities lending agent from revenue split	Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in revenue split	Aggregate fees and/or compensation for securities lending activities	Net income from securities lending activities
Protective Life Dynamic Allocation Series – Conservative Portfolio	$16,682	$(1,089)	$(712)	$—	$—	$(2,350)	$—	$(4,151)	$12,531
Protective Life Dynamic Allocation Series – Moderate Portfolio	$69,457	$(3,587)	$(4,444)	$—	$—	$(20,175)	$—	$(28,206)	$41,250
Protective Life Dynamic Allocation Series – Growth Portfolio	$28,661	$(1,406)	$(1,664)	$—	$—	$(9,421)	$—	$(12,492)	$16,169

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND TAX STATUS

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Portfolios. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Portfolios.

It is a policy of the Portfolios to make distributions of substantially all of their respective net investment income and any realized net capital gains at least annually. Dividends for the Portfolios are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June. However, in certain situations it may be necessary for the Portfolios to declare and distribute capital gains in December. If necessary, dividends and net capital gains may be distributed at other times as well.

Each Portfolio has elected to be treated as, and intends to continue to qualify as, a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If a Portfolio failed to qualify as a regulated investment company in any taxable year, the Portfolio may be subject to federal income tax on its taxable income at the corporate income tax rate. In addition, if for any taxable year a Portfolio fails to qualify as a regulated investment company, owners of variable annuity contracts who have indirectly invested in the Portfolio might be taxed for federal income tax purposes currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. The Portfolios could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment.

Each Portfolio intends to comply with the diversification requirements of Code Section 817(h) and the regulations thereunder, which impose certain investment diversification requirements on life insurance companies’ separate accounts that are used to support variable annuity contracts. These requirements, which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M of the Code, place certain limitations on (i) the assets of the insurance company separate accounts (referred to as “segregated asset accounts” for federal income tax purposes) that may be invested in securities of a single issuer and (ii) eligible investors. Because Section 817(h) and those regulations treat the assets of the Portfolios as assets of the corresponding division of the insurance company segregated asset accounts, the Portfolios intend to comply with these diversification requirements. If a Portfolio fails to comply with the requirements of Code Section 817(h) and the regulations thereunder, owners of variable annuity contracts who have indirectly invested in the Portfolio might be taxed for federal income tax purposes currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98.2% of its capital gain net income for the 12 months ended on October 31 of that calendar year, and (3) any ordinary income or capital gain net income not distributed for prior years (the “excise tax avoidance requirements”). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. However, the excise tax does not apply to a regulated investment company whose only shareholders during the calendar year are segregated asset accounts of life insurance companies supporting variable annuity contracts. In order to avoid this excise tax, each Portfolio intends to qualify for this exception each year or intends to make sufficient distributions to satisfy the excise tax avoidance requirement.

Unless otherwise instructed, all income dividends and capital gains distributions, if any, on a Portfolio’s Shares are reinvested automatically in additional Shares of that Portfolio at the NAV determined on the first business day following the record date.

Because Shares of each Portfolio can only be purchased through Protective Life’s variable annuity contracts, it is anticipated that any income dividends or capital gains distributions will be exempt from current federal income taxation if left to accumulate within such contracts. Refer to the prospectus for the separate account of Protective Life for additional information.

If owners of a variable contract possess sufficient incidents of ownership (“investor control”), they will be considered for federal income tax purposes the owners of the assets of the separate accounts used to support their contracts. A contract owner should not be able to direct a Portfolio’s investment in any particular asset so as to avoid the prohibition on investor control. The IRS may consider several factors in determining whether a contract owner has an impermissible level of investor control over a segregated asset account. In such circumstances of investor control, income and gains from the separate account’s assets for a taxable year will be included in the contract owner’s gross income for the current taxable year. With respect to their investments in underlying ETFs that are available to the public, the Portfolios have obtained an opinion from counsel to the Portfolios that such investments will not cause holders of variable insurance contracts to be treated as the owners of a Portfolio’s Shares for federal income tax purposes.

Each Portfolio will primarily invest its assets in shares of the underlying ETFs, cash, and money market instruments. Accordingly, a Portfolio’s income will consist of distributions from the underlying ETFs, net gains realized from the disposition of underlying ETF shares, and interest. If an underlying ETF qualifies for treatment as a regulated investment company under the Code – each has done so for its past taxable years and intends to continue to do so for its current and future taxable years – (i) dividends paid to a Portfolio from such underlying ETF’s investment company taxable income determined without regard to the deduction for dividends paid (which may include net gains from certain foreign currency transactions) will generally be treated by the Portfolio as ordinary income; and (ii) dividends paid to a Portfolio that an underlying ETF designates as capital gain dividends will be treated by the Portfolio as long-term capital gains.

To the extent that an underlying ETF that qualifies as a regulated investment company under the Code realizes net losses on its investments for a given taxable year, a Portfolio will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying ETFs in which it invests) until it disposes of shares of such underlying ETF. Moreover, even when a Portfolio does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, a Portfolio will not be able to offset any capital losses from its dispositions of underlying ETF shares against its ordinary income (including distributions of any net short-term capital gains from an underlying ETF that qualifies as a regulated investment company). Furthermore, if shares of an underlying ETF are purchased within 30 days before or after redeeming other shares of that underlying ETF at a loss (whether pursuant to a rebalancing of a Portfolio’s holdings or otherwise), all or a part of the loss will not be deductible by a Portfolio and instead will increase its basis for the newly purchased shares. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Portfolio will be required to distribute will be greater than such amounts would have been had the Portfolio invested directly in the securities held by the underlying ETFs, rather than investing in shares of the underlying ETFs.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Series. The U.S. has entered into tax treaties with many foreign countries that entitle the Portfolio to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Portfolio will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Portfolio may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Portfolio not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Portfolio on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio’s assets to be invested in various countries is not known.

If more than 50% of the value of a Portfolio’s total assets at the end of a fiscal year is invested in foreign securities, or if the Portfolio is a qualified fund of funds (i.e., a fund at least 50 percent of the value of the total assets of which, at the close of each quarter of the taxable year, is represented by interests in other regulated investment companies), the Portfolio may elect to “pass-through” to its shareholders the amount of foreign income tax paid by the Portfolio (the Foreign Tax Election) in lieu of deducting such amount in determining its investment company taxable income. Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro rata shares of the foreign income tax paid by the Portfolio that are attributable to any distributions they receive; and (ii) either to deduct their pro rata share of foreign tax in computing their taxable income or to use it (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). The Portfolio reserves the right not to pass-through to its shareholders the amount of foreign income taxes it pays.

Since shareholders of the Portfolio will be the insurance company separate accounts, no discussion is included herein concerning federal income tax consequences for the holders of the contracts. For information concerning the federal income tax consequences to any such holder, see the prospectus relating to the applicable variable contract. Holders of variable contracts should consult their own tax advisors for more information on their tax situation, including the possible applicability of federal, state, local, and foreign taxes.

TRUSTEES AND OFFICERS

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolios’ Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolios’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolios’ Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Detroit Street Trust. As of the date of this SAI, collectively, the two registered investment companies consist of 9 series or funds. The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Detroit Street Trust. Certain officers of the Portfolios may also be officers and/or directors of Janus Capital or its affiliates. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolios.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Clifford J. Weber 151 Detroit Street Denver, CO 80206 DOB: 1963	Chairman Trustee	2/16-Present 2/16-Present	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015).	9	Independent Trustee, Clough Funds Trust (investment company) (since 2015), Chairman, Clough Funds Trust (since 2017), Independent Trustee, Clough Global Dividend and Income Fund (closed-end fund) (since 2017), Independent Trustee, Clough Global Opportunities Fund (closed-end fund) (since 2017), Independent Trustee, Clough Global Equity Fund (closed-end fund) (since 2017), Independent Trustee, Elevation ETF Trust (investment company) (2016-2018), Chairman, Elevation ETF Trust (2016-2018), and Independent Trustee, Global X Funds (investment company) (since 2018).

Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Maureen T. Upton 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	2/16-Present	Principal, Maureen Upton Ltd. (consulting services to developers of major infrastructure projects and investors) (since 2017). Formerly, Principal Consultant, SRK Consulting (U.S.), Inc. (consulting services to global mining, energy and water resource industries) (2015-2017).	9
Jeffrey B. Weeden 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	2/16-Present	Senior Advisor, BayBoston Capital LP (investment fund in finance companies, banks and bank holdings companies) (since 2015). Formerly, Management Advisor, BoxCast, Inc. (technology start-up company) (2014-2017).	9	Director, West Travis County Municipal Utility District No. 6 (municipal utility) (since 2020) and Director, State Farm Bank (banking) (2014-2021).
Interested Trustee
Carrie Benz** 151 Detroit Street Denver, CO 80206 DOB: 1975	Trustee	1/21-Present	Global Head of Investment Services, Janus Henderson Investors (since 2017); Vice President, Investments Chief of Staff, Janus Capital Management LLC (2007-2017).	9

*	Each Trustee also serves as a trustee to the Janus Detroit Street Trust, which is an affiliated registered investment company currently comprised of five funds.
**	Carrie Benz is an Interested Trustee by virtue of her employment with Janus Henderson Investors.

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	2/16-Present

Executive Vice President and Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Management LLC (2011-2019).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Capital Management LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019 - August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017 September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	2/16-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Services LLC.
Byron D. Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Secretary and Chief Legal Officer	7/18-Present	Managing Counsel of Janus Henderson Investors (2017-present). Formerly, Assistant Vice President and Senior Legal Counsel of Janus Capital Management LLC (2012-2016).

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

The Board’s Nominating and Governance Committee is responsible for identifying and recommending candidates for nomination or election by the Board based on a variety of diverse criteria. In its most recent evaluation of the qualifications of each Trustee as part of the Board’s annual self-evaluation process (including the assessment of a recommended candidate prior to the appointment of a new Trustee in January 2021) the Committee and the Board considered the totality of the information available to them, including the specific experience, qualifications, attributes or skills, as noted below, and concluded that each of the Trustees should serve as members of the Board of Trustees based on the Trust’s business structure. In reaching these conclusions, the Committee and the Board, in the exercise of their reasonable business judgment, evaluated each Trustee based on his or her specific experience, qualifications, attributes and/or skills on an individual basis and in combination with the other Trustees, none of which by itself was considered dispositive. Each member is listed below.

Maureen T. Upton:  Service as a consultant to global mining, energy and water resource industries, founder of sustainability consultancy, director of public affairs of a NYSE-listed mining corporation, and experience with the financial services industry.

Clifford J. Weber:  Service as a senior executive of stock exchanges with responsibilities including exchange-traded fund and exchange-traded product issues, experience with the structure and operations of exchange-traded funds, experience with secondary market transactions involving exchange-traded funds, and service as a mutual fund independent director.

Jeffrey B. Weeden:  Service as a senior executive and CFO of NYSE-listed financial services companies, and as a director of a bank.

Carrie Benz:  Service as Global Head of Investment Services at Janus Henderson Investors and experience as a senior executive in the financial services industry.

General Information Regarding the Board of Trustees and Leadership Structure

The Trust is governed by the Board of Trustees, which is responsible for and oversees the management and operations of the Trust and each of the Portfolios on behalf of Portfolio shareholders. A majority of the Board is considered Independent of Janus Capital. The Board’s Chair is also an Independent Trustee and each Committee is comprised solely of Independent Trustees. The Board’s responsibilities include, but are not limited to, oversight of the Portfolios’ officers and service providers, including Janus Capital, which is responsible for the Trust’s day-to-day operations. The Trustees approve all of the agreements entered into with the Portfolios’ service providers, including the investment management agreements with Janus Capital. The Trustees are also responsible for determining or changing each Portfolio’s investment objective(s), policies, and available investment techniques, as well as for overseeing the Portfolios’ Chief Compliance Officer. In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee) and independent counsel, each of whom is selected by the Trustees. The Trustees also may engage specialists or consultants from time to time to assist them in fulfilling their responsibilities. The Trustees also meet regularly without representatives of Janus Capital or its affiliates present.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a Board-approved charter that delineates the specific responsibilities of that committee. For example, the Board as a whole is responsible for oversight of the annual process by which the Board considers and approves each Portfolio’s investment advisory agreement with Janus Capital. Specific matters may be delegated to a committee, such as oversight of the Portfolios’ independent auditor, which has been delegated by the Board to its Audit and Pricing Committee, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below. In addition to serving on certain committees, the Chair of the Board (“Board Chair”) is responsible for presiding at all meetings of the Board, and has other duties as may be assigned by the Trustees from time to time. The Board Chair also serves as the Board’s liaison to Janus Capital with respect to all matters related to the Portfolios that are not otherwise delegated to the chair of a Board committee. The Board has determined that this leadership structure is appropriate based on (1) the experience of the Chair with stock exchanges and exchange-traded funds; (2) the distribution model of the Portfolios; and (3) the responsibilities entrusted to Janus Capital to oversee the Trust’s day-to-day operations.

Committees of the Board

The Board of Trustees has two standing committees that each performs specialized functions: an Audit and Pricing Committee and Nominating and Governance Committee. The table below shows the committee members. Each committee is comprised entirely of Independent Trustees. Information about each committee’s functions is provided in the following table:

	Summary of Functions	Members (Independent Trustees)	Number of Meetings Held During Last Fiscal Year Ended December 31, 2020
Audit and Pricing Committee

Reviews the financial reporting process, the system of internal controls over financial reporting, disclosure controls and procedures, and the audit process. The Committee’s review of the audit process includes, among other things, the appointment, compensation, and oversight of the Trust’s independent auditor and preapproval of all audit and nonaudit services.

Determines a fair value of restricted and other securities for which market quotations are not readily available or are deemed not to be reliable, pursuant to procedures adopted by the Trustees and reviews other matters related to the pricing of securities.

		Jeffrey B. Weeden (Chair) Maureen T. Upton Clifford J. Weber	6
Nominating and Governance Committee	Identifies and recommends individuals for election as Trustee, consults with Management in planning Trustee meetings, and oversees the administration of, and ensures compliance with, the Trust’s Governance Procedures and Guidelines, which includes review of proposed changes to Trustee compensation.	Maureen T. Upton (Chair) Clifford J. Weber Jeffrey B. Weeden	5

Board Oversight of Risk Management

Janus Capital, as part of its responsibilities for the day-to-day operations of the Portfolios, is responsible for day-to-day risk management. The Board, as part of its overall oversight responsibilities for the Portfolios’ operations, oversees Janus Capital’s risk management efforts with respect to the Portfolios. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Portfolios. The Board discharges its oversight duties and considers potential risks in a number of different ways, including, but not limited to, receiving reports on a regular basis, either directly or through an appropriate committee, from Janus Capital and its officers. Reports received include those from, among others, Janus Capital’s (1) senior managers responsible for oversight of global risk, including, for example, those responsible for oversight of cyber risks; (2) senior managers responsible for oversight of fund construction; (3) Chief Compliance Officer; and (4) Director of Internal Audit. At the time these reports are presented, the Board or the committee receiving the report will, as it deems necessary, invite the presenter to participate in an executive session to discuss matters outside the presence of any other officers or representatives of Janus Capital or its affiliates.

The Audit and Pricing Committee will consider valuation risk as part of its regular oversight responsibilities as well as enterprise risk. The Board also may be apprised of particular risk management matters in connection with its general oversight and approval of various Portfolio matters brought before the Board. The Board has appointed a Chief Compliance Officer for the Portfolios (“Fund CCO”) who (1) reports directly to the Board and (2) provides a comprehensive written report annually and presents quarterly at the Board’s regular meetings. The Fund CCO, who also serves as Chief Compliance Officer of other Janus Henderson funds, discusses relevant risk issues that may impact the Janus Henderson funds and/or Janus Capital’s services to the funds, and routinely meets with the Board on matters related to the Portfolios’ compliance policies and procedures, including how these procedures are designed to mitigate risk and what, if any, changes have been made to enhance the procedures. The Fund CCO may also report to the Board on an ad hoc basis in the event that he identifies issues associated with the Portfolios’ compliance policies and procedures that could expose the Portfolios to additional risk or adversely impact the ability of Janus Capital to provide services to the Portfolios.

Additional Information About Trustees

Under the Trust’s Governance Procedures and Guidelines, the Trustees are expected to make efforts to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent it is practicable and reasonable to do so. Such investments, including the amount and which funds, are dictated by each Trustee’s individual financial circumstances and investment goals. The Trustees cannot directly own Shares of the Portfolios without purchasing an insurance contract through Protective Life. To the best knowledge of the Trust, such Trustees as a group do not directly or beneficially own any outstanding Shares of the Portfolios. The Trustees may, however, own shares of certain other Janus mutual funds that have comparable investment objectives and strategies as the Portfolios described in this SAI but offered through different distribution channels.

As of December 31, 2020, the Trustees owned securities of the Portfolios described in this SAI in the dollar range shown in the following table. The last column of the table reflects each Trustee’s aggregate dollar range of securities of all mutual funds advised by Janus Capital and overseen by the Trustees (collectively, the “Janus Henderson Funds”).

Name of Trustee	Dollar Range of Equity Securities in the Portfolios	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Janus Henderson Funds
Independent Trustees
Clifford J. Weber	None	$10,001 - $50,000
Maureen T. Upton	None	$50,001 - $100,000
Jeffrey B. Weeden	None	over $100,000
Interested Trustee
Carrie Benz	None	None

To the best knowledge of the Trust, the following table shows the aggregate compensation paid to each Independent Trustee by the Portfolios described in this SAI for the periods indicated. None of the Independent Trustees receives any pension or retirement benefits from the Portfolios or Janus Capital.

Name of Person, Position	Aggregate Compensation from the Portfolios for fiscal year ended December 31, 2020	Total Compensation from Portfolios/Funds Overseen by Trustees for calendar year ended December 31, 2020(1)
Independent Trustees
Clifford J. Weber, Chairman and Trustee	$30,625	$61,250
Maureen T. Upton, Trustee	$30,625	$61,250
Jeffrey B. Weeden, Trustee	$30,625	$61,250
Interested Trustee
Carrie Benz, Trustee*	N/A	N/A

*	Carrie Benz is an Interested Trustee by virtue of her employment with Janus Henderson Investors.
(1)	For all Trustees, includes compensation for service on the boards of two Janus trusts comprised of 9 portfolios.

JANUS INVESTMENT PERSONNEL

Other Accounts Managed

To the best knowledge of the Trust, the following table provides information relating to other accounts managed by the portfolio managers as of December 31, 2020. For any co-managed Portfolio or account, the assets reflect total Portfolio assets. No accounts included in the totals listed below have a performance-based advisory fee.

		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Benjamin Wang	Number of Other Accounts Managed	3	None	None
	Assets in Other Accounts Managed	260.1	None	None
Scott M. Weiner	Number of Other Accounts Managed	3	None	None
	Assets in Other Accounts Managed	260.1	None	None
Zoey Zhu	Number of Other Accounts Managed	None	None	None
	Assets in Other Accounts Managed	None	None	None

Material Conflicts

As shown in the table above, the portfolio managers may manage other accounts, including accounts that may hold the same securities as or pursue investment strategies similar to the Portfolios. Those other accounts may include other Janus Henderson funds, private-label funds for which Janus Capital or an affiliate serves as subadviser, separately managed accounts, or other pooled investment vehicles, such as hedge funds, which may have different fee structures or rates than the Portfolios or may have a performance-based management fee. As such, fees earned by Janus Capital or an affiliate may vary among these accounts. Janus Capital or an affiliate may also proprietarily invest in or provide seed capital to some but not all of these accounts. In addition, the portfolio managers may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. Further, the portfolio managers (or their family members) may beneficially own or transact in the same securities as those held in a Portfolio. Furthermore, Janus Capital believes that conflicts arising from personal ownership by a portfolio manager (or their family members) of the same securities held in a Portfolio may be mitigated by the portfolio manager’s compliance with Janus Capital’s personal trading policy within the Personal Code of Ethics. The portfolio managers may also have roles as research analysts for Janus Henderson and receive compensation with respect to the analyst role. The portfolio managers may also have roles with an affiliate of Janus Capital and provide advice on behalf of Janus Capital through participating affiliate agreements, and receive compensation attributable to their role with the affiliate in addition to Janus Capital. These factors could create conflicts of interest because a portfolio manager may have incentives to favor one or more accounts over others or one role over another in the allocation of time, resources, or investment opportunities and the sequencing of trades, resulting in the potential for the Portfolios to be disadvantaged if, for example, one or more accounts outperform a Portfolio.

A conflict may arise if a portfolio manager identifies a limited investment opportunity that may be appropriate for a Portfolio, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among other accounts also managed by the portfolio manager. A conflict may also arise if a portfolio manager executes transactions in one or more accounts that adversely impact the value of securities held by a Portfolio.

Janus Capital believes that these and other conflicts are mitigated by policies, procedures, and practices in place, including those governing personal trading, proprietary trading and seed capital deployment, aggregation and allocation of trades, allocation of limited offerings, cross trades, and best execution. In addition, Janus Capital generally requires portfolio managers to manage accounts with similar investment strategies in a similar fashion, subject to a variety of exceptions, including, but not limited to, investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, the Portfolios’ use a proprietary, quantitative-based investment strategy to determine the allocation of assets among different asset classes and cash, and reviews and or rebalances allocations on a scheduled, periodic basis. Janus Capital monitors accounts with similar strategies for any holdings, risk, or performance dispersion or unfair treatment.

Janus Capital (and its affiliates) generate trades throughout the day, depending on the volume of orders received from investment personnel, for all of its clients using trade system software. Trades are pre-allocated to individual clients and submitted to selected brokers via electronic files, in alignment with Janus Capital’s best execution policy. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. In addition, Janus Capital has adopted trade allocation procedures that govern allocation of securities among various Janus Henderson accounts. Trade allocation and personal trading are described in further detail under “Additional Information About Janus Capital.”

Compensation Information

The following describes the structure and method of calculating a portfolio manager’s compensation as of December 31, 2020.

The portfolio managers are compensated for managing the Portfolios and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.

Fixed Compensation:  Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, complexity of managing portfolios, scope of responsibility (including assets under management), skills, knowledge, experience, ability, and market competitiveness.

Variable Compensation:  Variable compensation is paid in the form of cash and deferred awards. Deferrals are typically made in Janus Henderson restricted stock, although in some cases deferrals are made in mutual funds for regulatory reasons. For some individuals with a significant JH stock holding they may also elect to have some or all of their deferral delivered in mutual funds. Individuals Awards, if any, are discretionary and given based on company, department and individual performance.

A portfolio manager’s variable compensation is discretionary and is determined by Janus Capital Management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus Henderson’ pre-incentive operating income. In determining individual awards, both quantitative and qualitative factors are considered including, among other things, performance, client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.

OWNERSHIP OF SECURITIES

The portfolio managers cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies. To the best knowledge of the Trust, the portfolio managers do not directly or beneficially own any outstanding Shares of the Portfolios. The portfolio managers may, however, own shares of other Janus mutual funds. The following table reflects the portfolio managers’ ownership as of December 31, 2020.

Investment Personnel	Dollar Range of Equity Securities in the Portfolios Managed
Janus Capital
Benjamin Wang	Conservative Portfolio	None
	Moderate Portfolio	None
	Growth Portfolio	None
Scott M. Weiner	Conservative Portfolio	None
	Moderate Portfolio	None
	Growth Portfolio	None
Zoey Zhu	Conservative Portfolio	None
	Moderate Portfolio	None
	Growth Portfolio	None

PRINCIPAL SHAREHOLDERS

The officers and Trustees of the Portfolios cannot directly own Shares of the Portfolios without purchasing an insurance contract through Protective Life. To the best knowledge of the Trust, such officers and Trustees individually, and collectively as a group, do not directly or beneficially own any outstanding Shares of the Portfolios. To the best knowledge of the Trust, unless otherwise noted, as of April 1, 2021, all of the outstanding Shares of the Portfolios were owned by Protective Life. The percentage ownership of the outstanding Shares of each Portfolio is listed below.

From time to time, a Portfolio may have a concentration of several shareholders holding a significant percentage of Shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The Shares held by the separate accounts of Protective Life, including Shares for which no voting instructions have been received, are typically voted by Protective Life in proportion to instructions received from contract owners. Since Protective Life’s separate accounts’ voting rights typically are passed through to contract owners, Protective Life may not exercise voting control over the shares held in those accounts.

Portfolio Name	Shareholder and Address of Record	Percentage Ownership
Protective Life Dynamic Allocation Series – Conservative Portfolio	Protective Life Variable Annuity Protective Life and Annuity Company Birmingham, AL	100%
Protective Life Dynamic Allocation Series – Moderate Portfolio	Protective Life Variable Annuity Protective Life and Annuity Company Birmingham, AL	100%
Protective Life Dynamic Allocation Series – Growth Portfolio	Protective Life Variable Annuity Protective Life and Annuity Company Birmingham, AL	100%

MISCELLANEOUS INFORMATION

Each Portfolio is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on December 7, 2015. As of the date of this SAI, the Trust offers three series of shares, known as “Portfolios.”

Portfolio Name
Protective Life Dynamic Allocation Series – Conservative Portfolio
Protective Life Dynamic Allocation Series – Moderate Portfolio
Protective Life Dynamic Allocation Series – Growth Portfolio

Janus Capital reserves the right to the name “Janus Henderson.” In the event that Janus Capital does not continue to provide investment advice to the Portfolios, the Portfolios must cease to use the name “Janus Henderson” as soon as reasonably practicable.

It is important to know that, pursuant to the Trust’s Trust Instrument, the Trustees have the authority to merge, liquidate, and/or reorganize a portfolio into another portfolio without seeking shareholder vote or consent. Any such consolidation, merger, or reorganization may be authorized at any time by a vote of a majority of the Trustees then in office.

SHARES OF THE TRUST

The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a Portfolio participate equally in dividends and other distributions by the Shares of such Portfolio, and in residual assets of that Portfolio in the event of liquidation. Shares of each Portfolio have no preemptive, conversion, or subscription rights.

The Portfolios discussed in this SAI offer one class of shares. The Shares discussed in this SAI, are offered only in connection with investments in and payments under variable annuity contracts that require a fee from Portfolio assets to procure distribution and administrative services to contract owners.

SHAREHOLDER MEETINGS

The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Trust Instrument or the 1940 Act. Special meetings may be called for a specific portfolio or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act.

Separate votes are taken by each Portfolio only if a matter affects or requires the vote of only that Portfolio or if that Portfolio’s interest in the matter differs from the interest of other Portfolios of the Trust. A shareholder is entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the applicable shares held in the shareholder’s name.

Under the Trust Instrument, special meetings of shareholders of the Trust or of any Portfolio shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Portfolios will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

Protective Life will vote Shares for its separate accounts as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations, Protective Life is required to request voting instructions from policy owners and must vote shares in the separate account, including shares for which no instructions have been received, in proportion to the voting instructions received. As a result of proportional voting, the vote of a small number of policy owners could determine the outcome of a shareholder vote. Additional information may be found in Protective Life’s separate account prospectus.

The Trustees are responsible for major decisions relating to each Portfolio’s policies and objectives; the Trustees oversee the operation of each Portfolio by its officers and review the investment decisions of the officers.

Under the Trust Instrument, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, bankruptcy, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Portfolio, to amend the Trust Instrument, to bring certain derivative actions, and on any other matters on which a shareholder vote is required by the 1940 Act, the Trust Instrument, the Trust’s Bylaws, or the Trustees.

As mentioned previously in “Shareholder Meetings,” shareholders are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the applicable shares held in the shareholder’s name. Shares of all Portfolios of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1900 16th Street, Suite 1600, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Portfolios, audits the Portfolios’ annual financial statements and performs tax services for the Portfolios.

REGISTRATION STATEMENT

The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Portfolios or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORTS OF CLAYTON STREET TRUST (AUDITED)

The following audited financial statements for the period ended December 31, 2020 are hereby incorporated into this SAI by reference to the Portfolios’ Annual Reports dated December 31, 2020.

•	Schedules of Investments as of December 31, 2020

•	Statements of Assets and Liabilities as of December 31, 2020

•	Statements of Operations for the period ended December 31, 2020

•	Statements of Changes in Net Assets for the periods indicated

•	Financial Highlights for the periods indicated

•	Notes to Schedules of Investments and Other Information

•	Notes to Financial Statements

•	Report of Independent Registered Public Accounting Firm

The portions of the Annual Reports that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

The Annual Reports can be accessed at the following link: Clayton Street Trust December 31, 2020 Annual Reports

APPENDIX A

EXPLANATION OF RATING CATEGORIES

The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR’S RATINGS SERVICES

Bond Rating	Explanation
Investment Grade

AAA	Highest rating; extremely strong capacity to pay principal and interest.

AA	High quality; very strong capacity to pay principal and interest.

A	Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

BBB	Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
Non-Investment Grade

BB	Less vulnerable to nonpayment than other speculative issues; major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	More vulnerable to nonpayment than obligations rated “BB,” but capacity to meet its financial commitment on the obligation; adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

CC	Currently highly vulnerable to nonpayment.

C	Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.

D	In default.

FITCH, INC.

Long-Term Bond Rating	Explanation
Investment Grade

AAA	Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.

AA	Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.

A	High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.
Non-Investment Grade

BB	Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.

B	Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.

CCC	May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.

CC	May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.

C	May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.

D	In default.

Short-Term Bond Rating	Explanation

F-1+	Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.

F-2	Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.

MOODY’S INVESTORS SERVICE, INC.

Bond Rating*	Explanation
Investment Grade

Aaa	Highest quality, smallest degree of investment risk.

Aa	High quality; together with Aaa bonds, they compose the high-grade bond group.

A	Upper to medium-grade obligations; many favorable investment attributes.

Baa	Medium-grade obligations; neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
Non-Investment Grade

Ba	More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.

B	Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

Caa	Poor standing, may be in default; elements of danger with respect to principal or interest payments.

Ca	Speculative in a high degree; could be in default or have other marked shortcomings.

C	Lowest rated; extremely poor prospects of ever attaining investment standing.

*

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Unrated securities will be treated as non-investment grade securities unless the portfolio managers determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies (“split-rated securities”), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security or (ii) the lowest rating if only two agencies provide a rating for the security.

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https://janushenderson.com/clayton-street-trust

151 Detroit Street

Denver, Colorado 80206-4805

1-877-335-2687

CLAYTON STREET TRUST

(the “Trust”)

PART C - OTHER INFORMATION

ITEM 28.	Exhibits

Exhibit (a) – Articles of Incorporation
(a)(1)	Certificate of Trust, dated December 7, 2015, is incorporated herein by reference as Exhibit (a)(1) to the Trust’s initial Registration Statement, filed on Form N-1A with the Securities and Exchange Commission (the “SEC”) on December 14, 2015.

(a)(2)	Trust Instrument, dated December 7, 2015, is incorporated herein by reference as Exhibit (a)(2) to the Trust’s initial Registration Statement, filed on Form N-1A with the SEC on December 14, 2015.

(a)(3)	First Amendment to Trust Instrument, dated December 7, 2015, is incorporated herein by reference as Exhibit (a)(3) to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on April 5, 2016.

Exhibit (b) – By-laws
(b)(1)	Bylaws, dated December 7, 2015, are incorporated herein by reference as Exhibit (b)(1) to the Trust’s initial Registration Statement, filed on Form N-1A with the SEC on December 14, 2015.

Exhibit (c) – Instruments Defining Rights of Security Holders
(c)(1)	First Amendment to Trust Instrument, dated December 7, 2015, is incorporated herein by reference as Exhibit (a)(3) to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on April 5, 2016.

(c)(2)	Bylaws, dated December 7, 2015, are incorporated herein by reference to Exhibit (b)(1) to the Trust’s initial Registration Statement, filed on Form N-1A with the SEC on December 14, 2015.

Exhibit (d) – Investment Advisory Contracts
(d)(1)	Investment Advisory Agreement for Protective Life Dynamic Allocation Series – Conservative Portfolio, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(1) to Post-Effective Amendment No. 5, filed on Form N-1A with the SEC on April 30, 2018.

(d)(2)	Investment Advisory Agreement for Protective Life Dynamic Allocation Series – Moderate Portfolio, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No. 5, filed on Form N-1A with the SEC on April 30, 2018.

(d)(3)	Investment Advisory Agreement for Protective Life Dynamic Allocation Series – Growth Portfolio, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(3) to Post-Effective Amendment No. 5, filed on Form N-1A with the SEC on April 30, 2018.

Exhibit (e) – Underwriting Contracts

(e)(1)	Distribution Agreement between Clayton Street Trust and Janus Distributors LLC, dated May 30, 2017, is incorporated herein by reference to Exhibit (e)(1) to Post-Effective Amendment No. 5, filed on Form N-1A with the SEC on April 30, 2018.

Exhibit (f) – Bonus or Profit Sharing Contracts (Not Applicable)
Exhibit (g) – Custodian Agreements
(g)(1)	Custodian Contract between Clayton Street Trust and State Street Bank and Trust Company, dated February 4, 2016, is incorporated herein by reference to Exhibit (g)(1) to Pre-Effective Amendment No. 1, filed on Form N-1A with the SEC on April 5, 2016.

(g)(2)	Custodian Contract between Clayton Street Trust and BNP Paribas, dated March 28, 2018, is incorporated herein by reference to Exhibit (g)(2) to Post-Effective Amendment No. 5, filed on Form N-1A with the SEC on April 30, 2018.

Exhibit (h) – Other Material Contracts
(h)(1)	Transfer Agency Agreement between Clayton Street Trust and Janus Services LLC, dated February 4, 2016, is incorporated herein by reference to Exhibit (h)(1) to Post-Effective Amendment No. 4, filed on Form N-1A with the SEC on February 28, 2018.

(h)(2)	Administration Agreement between Clayton Street Trust and Janus Capital Management LLC, dated March 4, 2016, is incorporated herein by reference to Exhibit (h)(2) to Pre-Effective Amendment No. 1, filed on Form N-1A with the SEC on April 5, 2016.

(h)(3)	Expense Limitation Agreement between Janus Capital Management LLC and Clayton Street Trust, dated March 17, 2021, is filed herewith.

(h)(4)	Expense Limitation Agreement between Janus Capital Management LLC and Clayton Street Trust, dated March 17, 2021, is filed herewith.

Exhibit (i) – Legal Opinion
(i)(1)	Opinion and Consent of Fund Counsel, dated April 4, 2016, is incorporated herein by reference to Exhibit (i)(1) to Pre-Effective Amendment No. 1, filed on Form N-1A with the SEC on April 5, 2016.

Exhibit (j) – Other Opinions
(j)(1)	Consent of Independent Registered Public Accounting Firm is filed herewith.

Exhibit (k) – Omitted Financial Statements (Not Applicable)
Exhibit (l) – Initial Capital Agreements (Not Applicable)
Exhibit (m) – Rule 12b-1 Plan

(m)(1)	Distribution and Shareholder Servicing Plan between Janus Distributors LLC and Clayton Street Trust dated October 9, 2018, is incorporated herein by reference to Exhibit (m)(1) to Post-Effective Amendment No. 7, filed on Form N-1A with the SEC on February 28, 2019.

Exhibit (n) – Rule 18f-3 Plan (Not Applicable)
Exhibit (o) – Reserved
Exhibit (p) – Codes of Ethics

(p)(1)	Janus Henderson Investors Code of Ethics dated January 1, 2021, is filed herewith
Exhibit (q) – Power of Attorney

(q)(1)	Powers of Attorney dated February 3, 2021, are filed herewith.

ITEM 29.	Persons Controlled by or Under Common Control with Registrant

In addition to serving as the investment adviser of Clayton Street Trust, Janus Capital Management LLC serves as the investment adviser of Janus Detroit Street Trust, Janus Aspen Series, and Janus Investment Fund, three registered open-end investment management companies. Additionally, certain officers of Clayton Street Trust and Janus Detroit Street Trust also serve as officers of Janus Aspen Series and Janus Investment Fund. Nonetheless, Clayton Street Trust takes the position that it is not under common control with such Trusts because the power residing in the respective officers arises as a result of an official position with each respective Trust.

ITEM 30.	Indemnification

A Delaware business trust may provide in its governing instrument for indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article IX, Section 2 of the Trust Instrument provides that the Registrant shall indemnify any present or former trustee, member of the Trust’s advisory board, officer or employee of the Registrant (“Covered Person”) to the fullest extent permitted by law against liability and all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding (“Action”) in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof, whether or not he is a Covered Person at the time such expenses are incurred. Indemnification will not be provided to a Covered Person adjudged by a court or other body to be liable to the Registrant or its shareholders by reason of “willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office” (“Disabling Conduct”), or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Registrant. In the event of a settlement, no indemnification may be provided unless there has been a determination that such Covered Person did not engage in Disabling Conduct (i) by the court or other body approving the settlement; (ii) by at least a majority of those trustees who are neither interested persons, as that term is defined in the Investment Company Act of 1940 (“1940 Act”), of the Registrant (“Independent Trustees”), nor parties to the matter based upon a review of readily available facts (as opposed to a full trial type inquiry); or (iii) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial type inquiry).

Pursuant to Article IX, Section 3 of the Trust Instrument, if any present or former shareholder of any series (“Series”) of the Registrant shall be held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the present or former shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) may be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant, on behalf of the affected Series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31.	Business and Other Connections of Investment Adviser

The only business of Janus Capital Management LLC is to serve as the investment adviser and administrator of the Registrant and as investment adviser or subadviser to several other mutual funds, unregistered investment companies, and for individual, charitable, corporate, private, and retirement accounts. Business backgrounds of the principal executive officers and directors of the adviser that also hold positions with the Registrant are included under “Trustees and Officers” in the Statement(s) of Additional Information included in this Registration Statement. Business backgrounds of the principal executive officers of the investment adviser and their position(s) with the adviser and affiliated entities (in the last two years) are listed in Schedule A of the adviser’s Form ADV as filed with the Securities and Exchange Commission (File No. 801-13991, dated April 19, 2021), which information from such schedule is incorporated herein by reference.

ITEM 32.	Principal Underwriters

(a)	Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) serves as principal underwriter for the Registrant, Janus Aspen Series, and Janus Investment Fund.

(b)

The principal business address, position with Janus Henderson Distributors LLC and position with the Registrant of Bruce L. Koepfgen, an officer of Janus Henderson Distributors LLC, are also described under “Trustees and Officers” in the Statement(s) of

Additional Information included in this Registration Statement. The principal executive officers of Janus Henderson Distributors LLC are as follows:

Name	Position(s) with Janus Distributors
Nicholas J. Cherney	Head of Exchange Traded Products
Peter Falconer	Assistant Secretary
Stephanie Grauerholz	Head of Legal North America
Brennan A. Hughes	Chief Accounting Officer, Treasurer
John Ingram	President
Bruce L. Koepfgen	Head of North America
Karlene J. Lacy	Global Head of Tax
Douglas J. Laird	Head of US Operations
Kristin B. Mariani	Head of Compliance, North America
Mike Mulder	Chief Compliance Officer
Michelle R. Rosenberg	General Counsel and Secretary
Russell P. Shipman	Head of Retirement Sales and Strategy

Messrs. Cherney, Falconer, Hughes, Ingram, Laird, Mulder, and Shipman, and Mses., Grauerholz, Lacy, and Rosenberg do not hold any positions with the Registrant. Their principal business address is 151 Detroit Street, Denver, Colorado 80206-4805.

(c)	Not Applicable.

ITEM 33.	Location of Accounts and Records

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained by Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, and 720 South Colorado Blvd., Denver, Colorado 80206-1929; Janus Henderson Investors, 17 Old Kings Hwy S, Suite 100, Darien, CT 06820; Iron Mountain, 5151 E. 46th Avenue, Denver, Colorado 80216, 11333 E. 53rd Avenue, Denver, Colorado 80239, and 3576 Moline Street, Aurora, Colorado 80010; State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351, John Adams Building, 1776 Heritage Drive, North Quincy, Massachusetts 02171, and Josiah Quincy Building, 200 Newport Avenue, North Quincy, Massachusetts 02171; State Street Corporation, State Street Global Advisors, Inc., State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111; State Street Bank and Trust Company (Kansas City), 801 Pennsylvania Avenue, Tower 1, Kansas City, Missouri 64105; JPMorgan Chase Bank, National Association, 383 Madison Avenue, 11th Floor, New York, NY 10179; BNP Paribas, New York at 787 Seventh Avenue, New York, New York 10019; Janus Services LLC, 720 South Colorado Blvd., Denver, Colorado 80206-1929; and BNP Paribas Financial Services, 720 S. Colorado Boulevard, Suite 8005, Denver, CO 80246.

ITEM 34.	Management Services

The Registrant has no management-related service contracts that are not discussed in Part A or Part B of this form.

ITEM 35.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment to the Registration Statement meets all the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, and State of Colorado, on the 30th day of April, 2021.

CLAYTON STREET TRUST

By:	/s/ Bruce L. Koepfgen
Bruce L. Koepfgen, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following person(s) in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Bruce L. Koepfgen Bruce L. Koepfgen	President and Chief Executive Officer (Principal Executive Officer)	April 30, 2021

/s/ Jesper Nergaard Jesper Nergaard	Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer (Principal Financial Officer and Principal Accounting Officer)	April 30, 2021

Clifford J. Weber* Clifford J. Weber	Chairman and Trustee	April 30, 2021

Maureen T. Upton* Maureen T. Upton	Trustee	April 30, 2021

Jeffrey B. Weeden* Jeffrey B. Weeden	Trustee	April 30, 2021

Carrie Benz* Carrie Benz	Trustee	April 30, 2021

/s/ Jesper Nergaard

*By:	Jesper Nergaard

Attorney-in-Fact

Powers of Attorney, dated February 3, 2021, are filed herewith as Exhibit (q)(1).

INDEX OF EXHIBITS

Exhibit Number	Exhibit Title
(h)(3)	Expense Limitation Agreement between Janus Capital Management LLC and Clayton Street Trust dated March 17, 2021.
(h)(4)	Expense Limitation Agreement between Janus Capital Management LLC and Clayton Street Trust, dated March 17, 2021.
(j)(1)	Consent of Independent Registered Public Accounting Firm.
(p)(1)	Janus Henderson Code of Ethics, dated January 1, 2021.
(q)(1)	Powers of Attorney dated February 3, 2021.